As filed with the Securities and Exchange Commission on February 12, 2018

Securities Act File No. 333-222219

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Aberdeen Chile Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices) (Zip Code)

(800) 522-5465

(Registrant’s Telephone Number, including Area Code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

(Name and Address of Agent for Service of Process)

With Copies to:

Rose F. DiMartino, Esquire

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $.001 par value	6,000,000	$10.14	$60,840,000.00	$7,574.58

(1)              Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)              Net asset value per common share on February 5, 2018.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

THE ASIA TIGERS FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2018

Notice is hereby given that a special meeting of shareholders of The Asia Tigers Fund, Inc. ("GRR") will be held at the offices of Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor, Philadelphia, PA 19103, on March 16, 2018 at 1:00 p.m. Eastern time.

The purpose of the special meeting (the "Special Meeting") is for shareholders of GRR to act on the following proposal and to consider and act upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof:

To approve an Agreement and Plan of Reorganization between GRR and Aberdeen Chile Fund, Inc. (the "Acquiring Fund"), pursuant to which GRR would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of GRR, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by GRR to the shareholders of GRR (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and GRR will be terminated and dissolved in accordance with its charter and Maryland law (the "GRR Reorganization").

Pursuant to a separate proxy statement/prospectus, shareholders of six other closed-end investment companies are also being asked to approve an Agreement and Plan of Reorganization between each such fund and the Acquiring Fund. Those funds and GRR are referred to collectively as the "Target Funds" and each, a "Target Fund". The proposed reorganizations of all Target Funds, including the GRR Reorganization, are referred to collectively as the "Reorganizations" and each as a "Reorganization". The Reorganizations seek to combine eight funds (including GRR) that have different, but in most cases similar, investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies.

The Acquiring Fund will be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. upon the consummation of one or more of the proposed Reorganizations and will invest in emerging markets equity securities with an objective of seeking to provide both current income and long-term capital appreciation.

Shareholders of record as of the close of business on December 18, 2017 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS OF GRR (THE "BOARD") REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE GRR REORGANIZATION PURSUANT TO GRR'S AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors of GRR,

/s/ Megan Kennedy
Megan Kennedy, Vice President and Secretary
THE ASIA TIGERS FUND, INC.

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[February __, 2018]

IMPORTANT INFORMATION
FOR SHAREHOLDERS OF
THE ASIA TIGERS FUND, INC. ("GRR")

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the issues to be voted on.

Q:  Why is a shareholder meeting being held?

A:  You are being asked to vote on the reorganization of GRR into Aberdeen Chile Fund, Inc. (the "Acquiring Fund" or "CH") pursuant to which GRR would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of GRR, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by GRR to its shareholders (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and GRR will be terminated and dissolved in accordance with its charter and Maryland law (the "GRR Reorganization"). The Acquiring Fund is an emerging markets equity income fund that seeks to provide both current income and long-term capital appreciation and is advised by Aberdeen Asset Managers Limited ("AAML" or the "Investment Adviser").

Pursuant to a separate proxy statement/prospectus, shareholders of each of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. ("ABE"), Aberdeen Israel Fund, Inc. ("ISL"), Aberdeen Indonesia Fund, Inc. ("IF"), Aberdeen Latin America Equity Fund, Inc. ("LAQ"), Aberdeen Singapore Fund, Inc. ("SGF") and Aberdeen Greater China Fund, Inc. ("GCH"), each a closed-end investment company, are also being asked to approve the reorganization of each such fund into the Acquiring Fund. The shareholders of the Acquiring Fund are not required, and are not being asked, to vote on the Reorganizations. GRR together with ABE, ISL, IF, LAQ, SGF and GCH are referred to collectively as the "Target Funds" and each, a "Target Fund". The Target Funds and the Acquiring Fund are referred to collectively as the "Funds" and each a "Fund". The proposed reorganizations of all Target Funds, including the GRR Reorganization, are referred to collectively as the "Reorganizations" and each as a "Reorganization". The term "Combined Fund" refers to the Acquiring Fund after the Reorganizations of any of the Target Funds into the Acquiring Fund.

Shareholders of GRR are being asked to consider the Reorganization of GRR into the Acquiring Fund at a special meeting of GRR shareholders (a "Special Meeting"), as described in the enclosed Proxy Statement/Prospectus. The GRR Reorganization is not contingent upon the approval of any other Reorganization. If the GRR Reorganization is not consummated, then GRR would continue to exist and operate on a stand-alone basis and the Board of Directors of GRR (the "Board") will consider what action, if any, to take.

As noted above, the Acquiring Fund's shareholders are not required to approve the Reorganizations; however, the Acquiring Fund's shareholders met on January 26, 2018 and approved certain other proposals, including the following proposals required to effect the Reorganizations: an amendment to the Acquiring Fund's Articles of Incorporation to increase the total number of shares of capital stock and the issuance of additional shares of common stock of the Acquiring Fund in connection with the Reorganizations. The Acquiring Fund's shareholders also approved the election of directors, the elimination of a fundamental investment policy, an amendment to a fundamental investment restriction and an amended and restated investment advisory agreement. In addition, the Acquiring Fund's Board of Directors approved certain additional changes to the Acquiring Fund's investment policies, changes to the Acquiring Fund's name (from Aberdeen Chile Fund, Inc. to Aberdeen Emerging Markets Equity Income Fund, Inc.), ticker symbol (from CH to AEF), investment objective and an expense limitation agreement, each of which did not require shareholder approval. The foregoing changes to the Acquiring Fund (collectively, the "Acquiring Fund Changes") will take effect and are contingent upon the closing of one or more of the Reorganizations. Accordingly, the investment objective, investment strategies and policies and investment restrictions of the Acquiring Fund and the Combined Fund described in this Proxy Statement/Prospectus are those that shall be in effect upon the closing of the GRR Reorganization. In the event that the GRR Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of GRR, would be subject to the investment objective, investment strategies and policies and investment restrictions of the Acquiring Fund following the GRR Reorganization. See "COMPARISON OF GRR AND THE ACQUIRING FUND" in the Proxy Statement/Prospectus for a comparison of the Combined Fund's and GRR's investment objectives, significant investment strategies and policies and investment risks.

Q:  Why is the GRR Reorganization being recommended?

A:  GRR was initially launched at a time when options for investors to obtain investment exposure to the types of securities in which GRR invests were limited. The markets in which GRR invests have evolved over time and there now are multiple ways in which investors can obtain that exposure. For example, American Depositary Receipts, exchange-traded funds, and open-end funds provide access to such investments. In addition, GRR's shares have tended to trade in recent years at prices that are below their net asset value ("NAV") per share (the differential between market price and NAV per share being hereinafter called the "discount"). The Board of Directors of GRR, with the assistance of GRR's previous and current investment adviser, has regularly analyzed options to address the discount at which GRR shares have traded. As a result of those efforts, GRR has taken certain actions to address the discount, including conducting periodic tender offers, adopting for a period of time an interval structure and implementing share buyback programs. These actions have not eliminated GRR's discount nor have they reduced substantially the discount for significant periods of time. In addition, the actions taken to address GRR's discount have resulted in a reduction of GRR's assets and reduced the Board's flexibility to consider additional efforts to address GRR's discount that might further reduce GRR's assets. One impact of the small size of GRR is a total expense ratio that is high when compared to total expense ratios of comparable funds, and which would be even higher in the absence of voluntary expense limitation arrangements currently in effect with GRR's investment adviser. There is no assurance that the GRR expense limitation arrangements will be continued in the future. GRR's high expense ratio operates to adversely affect its investment returns. Further, institutional investors have accumulated significant holdings in GRR. Given the size of these holdings, GRR is vulnerable to shareholder proposals that could be costly, distracting to management and potentially detrimental to other investors. In particular, GRR previously received a shareholder proposal, which was ultimately withdrawn, directing the Board to consider strategic options for GRR, including merging GRR with an open-end investment company or liquidating. The other Target Funds have faced similar issues. In light of the changes in the markets and the potential for activism, an affiliate of the investment adviser of each Fund undertook an analysis of available alternatives, ultimately recommending a consolidation of all of the Funds into a single Aberdeen-advised closed-end fund, which would be restructured to have an emerging markets equity income strategy, followed by a post-consolidation tender offer to provide liquidity at a price close to net asset value ("NAV") to shareholders and increase the likelihood of shareholder support for the consolidation. The Board asked for further analysis supporting this recommendation and other available alternatives, including a liquidation of GRR, merging with other closed-end investment companies, merging with an open-end investment company or converting to an open-end fund structure on a stand-alone basis, which are described in more detail under "Reasons for the GRR Reorganization" in this Proxy Statement/Prospectus.

After further review and consideration and consultation with an independent consultant regarding other available alternatives, the Board was tentatively in favor of pursuing the GRR Reorganization followed by a tender offer. The Board was advised that it would be difficult, if not impossible, to obtain the shareholder vote necessary to implement the GRR Reorganization without the support of certain large institutional shareholders. Certain holders of GRR and other Target Funds subsequently advised that they support the Reorganizations and that, given the significant change to the strategy of each Fund that would result from the consolidation of the Funds, it would, in their view, be advisable and appropriate for the Combined Fund to conduct a tender offer in order to provide liquidity to shareholders of the Funds that may not wish to remain invested in a fund with an emerging markets equity income focus. The Board considered that the tender offer would provide an opportunity for shareholders to sell at least a portion of the shares of the Combined Fund at a price close to NAV.

It is expected that the GRR Reorganization will benefit GRR shareholders by providing the potential for:

i.  a liquidity event;

ii.  continuity in investment advisory services;

iii.  potential for improved economies of scale and a lower gross and net operating expense ratio than GRR had prior to the GRR Reorganization (see "How will the Reorganizations affect the fees and expenses of GRR?" below for additional information);

iv.  a dividend yield for the Combined Fund that is expected to be higher than GRR's dividend yield prior to the GRR Reorganization, as a result of the income component of the Combined Fund's investment objective and the use of leverage by the Combined Fund;

v.  greater secondary market liquidity for the Combined Fund's shares of common stock ("common shares"), which may result in tighter bid-ask spreads;

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iv.  potentially better trade execution for the Combined Fund's shareholders when purchasing or selling the Combined Fund's common shares;

vii.  potentially improved premium/discount levels for the Combined Fund's common shares for a period of time following the Reorganizations;

viii.  operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions and on more favorable transaction terms;

ix.  anticipated tax-free nature of the GRR Reorganization (although there may be tax impacts to shareholders as a result of portfolio trading activity before and after the GRR Reorganization and as a result of the tender offer, as described in this Proxy Statement/Prospectus);

x.  potential benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

xi.  potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board further considered the consolidation in detail, including:

i.  changes in GRR's investment objective, policies, and related risks;

ii.  absence of a performance history for the emerging markets equity income strategy of the Combined Fund;

iii.  potential effects on GRR's capital loss carryforwards;

iv.  effects on GRR's undistributed net investment income and capital gains and tax consequences for GRR investors;

v.  confirmation that GRR's investment adviser will pay costs of GRR Reorganization for GRR through the operation of the current expense limitation arrangements;

iv.  terms and conditions of the GRR Reorganization and whether the GRR Reorganization would dilute the interests of GRR's shareholders;

vii.  effect of the GRR Reorganization on shareholder rights;

viii.  different board supervision of the Combined Fund;

ix.  institutional shareholder support for the GRR Reorganization; and

x.  potential benefits of the GRR Reorganization to AAMAL and its affiliates.

The Board also considered that the size of the tender offer should be limited so that the Combined Fund maintains sufficient assets in order to achieve certain benefits of a consolidation. For example, higher trading volume is generally associated with a larger fund. Nonetheless, the Board was of the view that a tender offer of a meaningful size post-consolidation is reasonable and appropriate. In considering the tender offer amount, which will ultimately be determined by the Combined Fund's board, the Board also considered that the Fund may realize capital gains in advance of the GRR Reorganization on the sale of securities that are not permitted to be transferred in-kind to the Acquiring Fund and that the Combined Fund will realize capital gains in connection with the realignment of its portfolio following the Reorganizations and that the distributions of those gains would shrink the size of the Combined Fund. More detail regarding the Board's consideration of the GRR Reorganization is included under "Reasons for the GRR Reorganization" in this Proxy Statement/Prospectus.

The Boards of Directors of the other Target Funds made the same or similar considerations with respect to the Reorganizations. With these considerations in mind, each of the Funds except for GRR entered into a Standstill Agreement with City of London Investment Management Company Limited ("CoL"), a large holder of certain Target Funds, which requires the Combined Fund to commence a tender offer for shares of the Combined Fund at 99% of NAV in an amount that, together with capital gains then-accrued by the Combined Fund and to be distributed in 2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The size and final terms of the tender offer will be determined at a later date. The Acquiring Fund has received an exemptive order from the U.S. Securities and Exchange Commission from Rule 102 of Regulation M, which allows it to disclose certain details of the tender offer in this Proxy Statement/Prospectus.

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In addition to a requirement to conduct a tender offer on the terms described above, the Standstill Agreement with CoL requires the Combined Fund to establish a targeted discount policy, which will seek to manage the Combined Fund's share trading discount by: (1) committing the Combined Fund to buy back shares in the open market when the Combined Fund's shares trade at a discount of 10% or more to NAV and (2) undertaking a 15% tender offer if the average discount exceeds 11% of NAV over any rolling twelve-month period commencing on the closing of a Reorganization and ending on December 31, 2019, provided that the Combined Fund shall not be required to conduct more than one tender offer during such period. In implementing this targeted discount policy, the Combined Fund will not buy back shares in the open market until at least 60 days after the completion of all of the Reorganizations. Also, pursuant to the Standstill Agreement, the Combined Fund's expense ratio will be capped at 1.20% (excluding leverage costs, taxes and non-routine/extraordinary expenses) through December 31, 2019, which the Investment Adviser has agreed to extend until two years from the date of the first Reorganization closing. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the Investment Adviser, provided, however, that (i) any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and (ii) the reimbursements do not cause the Combined Fund to exceed the lesser of (x) the applicable expense limitation in the contract at the time the fees were limited or expenses were paid or (y) the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

The Standstill Agreement will remain in effect until the earliest of the "Standstill Period" (which expires on December 31, 2019), such other date mutually agreed by the parties to the Standstill Agreement or termination of the Agreement. The Standstill Agreement will terminate if the Acquiring Fund or any Target Fund (except for GRR, which is not a party to the Agreement) fails to complete its Reorganization on or before the end of the second calendar quarter of 2018 or the Acquiring Fund fails to complete the tender offer and distribute the proceeds of the tender offer in cash to the participating shareholders on or before the end of the third calendar quarter of 2018, unless the parties agree to extend the time period for such actions.

Under the Standstill Agreement, CoL has agreed to (1) submit for tender all shares of the Combined Fund beneficially owned by it in the tender offer, (2) vote all shares beneficially owned by it in favor of all Combined Fund Director nominees and all proposals submitted at shareholder meetings in 2018 relating to the consolidation, (3) vote all Combined Fund shares beneficially owned by it following the closing of the Reorganizations in favor of any Director nominees submitted at a shareholder meeting with respect to which the Board recommends a vote in favor and against any proposal or Director nominee with respect to which the Board recommends a vote against through December 31, 2019, and (4) be bound by certain "standstill" covenants through December 31, 2019. In the event that CoL submits its shares in the tender offer and the tender offer is oversubscribed, the shares submitted by CoL will be accepted by the Combined Fund pro rata according to the same percentage accepted by the Combined Fund for all other tendering shareholders. Because the shareholders of each Target Fund will vote separately on that Target Fund's Reorganization, there are multiple potential combinations of Reorganizations. The Investment Adviser believes that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds. To the extent that one or more of the Reorganizations are not completed, but the other Reorganization(s) are completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If the GRR Reorganization is not approved, it would continue to exist and operate on a stand-alone basis. However, the investment adviser to GRR may, in connection with ongoing management of the Fund and its product line, recommend alternative proposals to the Board, such as liquidation of GRR or a re-solicitation of votes for the GRR Reorganization.

Q:  How will the Reorganizations affect the fees and expenses of GRR?

A:  In connection with the proposed Reorganizations, the Investment Adviser has contractually agreed to limit the total operating expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Fund on an annualized basis, for a period of two years from the date of the first Reorganization closing. If certain circumstances are met, the Combined Fund's Investment Adviser may be able to recoup some or all of these waived fees for up to three years following the waiver.

For the twelve month period ended June 30, 2017, the Gross Total Expense Ratio for GRR was 2.28% and the Net Total Expense Ratio for GRR was 2.12%.

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(Use of the term "Total Expenses," means a Fund's total annual operating expenses (including leverage costs). Use of the term "Total Expense Ratio," means a Fund's Total Expenses expressed as a percentage of its average net assets attributable to its common shares. Use of the term "Gross Total Expense Ratio" means a Fund's Total Expense Ratio before any expense limitations and/or fee waivers or reimbursements are taken into account. Use of the term "Net Total Expense Ratio" means a Fund's Total Expense Ratio after any expense limitations and/or fee waivers or reimbursements are taken into account.)

It is estimated that the completion of all of the Reorganizations would result in a Gross Total Expense Ratio for the Combined Fund of 1.38% pre-tender offer and 1.54% post-tender offer (assuming a maximum reduction in the Combined Fund's net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017. It is estimated that the completion of all of the Reorganizations would result in a Net Total Expense Ratio for the Combined Fund of 1.38% pre-tender offer and 1.46% post-tender offer (assuming a maximum reduction in the Combined Fund's net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017. As noted above, the estimated Net Total Expense Ratios reflect the application of the 1.20% expense limitation and include the estimated costs associated with the Combined Fund's anticipated use of leverage, which are excluded from such expense limitation. However, these estimates do not take into account the increase in assets that would result from the Combined Fund's use of leverage. Assuming that all Reorganizations take place, if the Combined Fund's assets were increased to include assets acquired with leverage, the net total expense ratio of the Combined Fund is estimated to be 1.32% post-tender offer (assuming a maximum reduction in the Combined Fund's net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017.

The change in the Gross Total Expense Ratio ("TER") for the shareholders of GRR is shown in the following table, post-tender offer, including the estimated leverage costs of the Combined Fund:

	Gross TER for 12 months ended June 30, 2017 (no leverage costs)*	Estimated Gross TER for Combined Fund (including leverage costs and after 50% reduction in assets)**	Difference
GRR	2.28%	1.54%	-0.74%

  *  GRR does not currently use leverage.

The change in the Net Total Expense Ratio (TER) for the shareholders of GRR is shown in the following table, post-tender offer, including the estimated leverage costs of the Combined Fund:

	Net TER for 12 months ended June 30, 2017 (no leverage costs)*	Estimated Net TER for Combined Fund (including leverage costs and after 50% reduction in assets)**	Difference
GRR	2.12%	1.46%	-0.66%

  *  GRR does not currently use leverage.

  **  The Investment Adviser has contractually agreed to cap expenses of the Combined Fund to 1.20% (excluding leverage costs, taxes, and non-routine/extraordinary expenses) for two years from the date of the first Reorganization closing. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the Investment Adviser, provided, however, that (i) any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and (ii) the reimbursements do not cause the Combined Fund to exceed the lesser of (x) the applicable expense limitation in the contract at the time the fees were limited or expenses were paid or (y) the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

The Combined Fund's Total Expense Ratio will depend on the combination of the Funds in the proposed Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized.

The contractual management fee of the Combined Fund will be at an annual rate of:

•  0.90% of the first $250 million of the Combined Fund's average weekly net assets;

•  0.80% on the next $250 million; and

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•  0.75% on amounts above $500 million.

GRR's management fee is calculated slightly differently from the Combined Fund (for example, on the basis of "Managed Assets" defined below, compared to average weekly net assets). However, the Combined Fund's contractual management fee rate is lower than the contractual management fee rate of GRR at all asset levels.

The contractual management fee rates payable to the investment adviser of GRR, as well as the existing contractual expense limitation agreed to by the investment adviser are set forth in the table below.

GRR	• 1.00% of the first $500 million of the Fund's average weekly Managed Assets*;
• 0.95% of such assets between $500 million and $1 billion; and
• 0.90% of such assets in excess of $1 billion.**
 * "Managed Assets" of GRR means total assets of GRR, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund.
** GRR's investment adviser has contractually agreed to limit the total ordinary operating expenses of the Fund (excluding interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. This agreement will continue in effect through December 19, 2018, and from year to year thereafter (a "Renewal Term"), unless and until the adviser notifies the Fund, at least thirty (30) days prior to the end of any Renewal Term, of its intention to terminate the agreement for the subsequent Renewal Term.

The Acquiring Fund has engaged Aberdeen Asset Management Inc. as administrator ("AAMI" or the "Administrator") to which it pays an administration fee at an annual rate of 0.08% of the value of the Fund's average monthly net assets. This is the same rate paid by GRR to AAMI as Administrator.

The Combined Fund and GRR have engaged AAMI as Investor Relations Agent. Under the terms of an Investor Relations Services Agreement, each Fund owes a portion of the fees related to the Investor Relations Program, which is limited by AAMI to an annual rate of 0.05% of the Fund's average weekly net assets. Amounts in excess of 0.05% are borne by AAMI.

Q:  What happens if shareholders of one or more Target Funds do not approve its Reorganization but shareholders of the other Target Funds approve their Reorganizations?

A:  An unfavorable vote on a proposed Reorganization by the shareholders of one or more Target Funds will not affect the implementation of the Reorganizations of the other Target Funds if the other Reorganizations are approved by the shareholders of the other Target Funds.

If the GRR Reorganization is not approved, GRR would continue to exist and operate on a stand-alone basis. However, the investment adviser to GRR may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals for the Board, including liquidation or a re-solicitation of votes for the GRR Reorganization.

Q:  If approved, when will the GRR Reorganization and the anticipated tender offer take place?

A:  Subject to the requisite approval of the shareholders of GRR and each other Target Fund with regard to the applicable Reorganization, it is currently expected that the consolidation will occur prior to the end of April 2018; however, this is subject to change depending on the timing of the GRR and other Target Fund shareholder approvals. Although it is anticipated that the Reorganizations would all be consummated on the same date, one or more Reorganizations could be delayed and occur at a later date.

As noted above under "Why is the GRR Reorganization being recommended?", the Combined Fund will conduct a tender offer for shares of the Combined Fund at 99% of NAV in an amount that, together with capital gains then-accrued by the Combined Fund and to be distributed in 2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. Barring exceptional or unforeseen circumstances, the Combined Fund anticipates announcing the amount of the tender offer and an

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estimate of a special capital gains distribution within approximately 10 business days after the closing of the consolidation, both of which are expected to be completed and paid within approximately 60 days following the closing of the consolidation. These gains may still be offset by any capital losses realized during the Combined Fund's fiscal year ending December 31, 2018.

Q:  What are the primary characteristics of the Combined Fund following the Reorganizations?

A:  The Combined Fund will follow a multi-cap emerging markets equity income investment strategy that utilizes leverage. The Combined Fund will seek to provide both current income and long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market equity securities. Additionally, it is anticipated that the Combined Fund will begin using leverage for investment purposes through borrowing from a bank in an amount currently estimated to be approximately 10% of total assets. The countries that the Combined Fund's portfolio management team currently estimates will have approximately 10% or more representation in the Combined Fund's portfolio are Brazil, China and India. The countries that the Combined Fund's portfolio management team currently estimates will have approximately 5% or more representation in the Combined Fund's portfolio are Indonesia, Mexico, South Africa, Taiwan and Thailand. The sectors that the Combined Fund's portfolio management team currently estimates will have approximately 10% or more representation in the Combined Fund's portfolio are Consumer Staples, Financials, Information Technology and Telecom Services. The sectors that the Combined Fund's portfolio management team currently estimates will have approximately 5% or more representation in the Combined Fund's portfolio are Materials, Industrials, Consumer Discretionary and Real Estate. The Combined Fund's portfolio management team's estimates with respect to the percentages of leverage, country allocation and sector allocation are based on current market conditions and could significantly vary under different circumstances.

Although the Combined Fund will be permitted to utilize leverage for investment purposes upon the closing of the Reorganizations, it is not anticipated that the Combined Fund would implement leverage until after the proposed tender offer is completed. Management believes that with more certainty as to the size of the Combined Fund after the Reorganizations, it can seek more competitive proposals from potential lenders.

Q:  How similar are the Acquiring Fund and GRR?

A:  The Acquiring Fund is advised by AAML and GRR is advised by Aberdeen Asset Management Asia Limited ("AAMAL"), each a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"). As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc, which changed its name to Standard Life Aberdeen plc, as a result of a merger of the two companies. AAML, AAMAL and their affiliates are referred to herein as "Aberdeen". The Acquiring Fund is managed by Aberdeen's Global Emerging Market's ("GEM") team and GRR is managed by Aberdeen's Asian Equities team, which includes individuals who are also part of the larger GEM team.

Aberdeen's GEM team is comprised of over 50 investment professionals, which includes the named portfolio managers to each of the Funds set forth in the section "Management of the Funds—Portfolio Management," other portfolio managers who are part of the team and analysts, with approximately $49 billion in assets under management, and has been investing in emerging market equities since the 1980s. The GEM team undertakes fundamental, first hand company research across emerging markets and makes approximately 1,800 company visits annually. Many of the securities that the GEM team proposes to initially hold in the Combined Fund's portfolio following the Reorganizations are securities that are currently held in existing GEM team-managed portfolios. The GEM team has experience over many years managing listed closed-end funds with income or total return as an investment objective including First Trust/Aberdeen Emerging Opportunity Fund (listed in the United States), Aberdeen Asian Income Fund Limited (listed in the United Kingdom) and Aberdeen Latin American Income Fund Limited (listed in the United Kingdom).

In rendering investment advisory services to the Acquiring Fund and GRR, AAML and AAMAL may use the resources of subsidiaries owned by Aberdeen PLC. The Aberdeen PLC affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the Aberdeen PLC affiliates may render portfolio management, research and/or trade services to U.S. clients of AAML or AAMAL.

The Acquiring Fund's common shares are listed on the NYSE American. Shares of GRR are listed on the New York Stock Exchange. The Combined Fund's common shares will be listed on the NYSE American.

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The investment objectives, investment strategies and policies, investment restrictions and investment risks of the Acquiring Fund and GRR have certain similarities and differences, which are described in the Proxy Statement/Prospectus.

GRR's investment objective is a fundamental policy and may not be changed without shareholder approval. The Acquiring Fund's investment objective is not a fundamental policy and may be changed without shareholder approval, but with 60 days' prior notice to shareholders. Each of GRR's and the Combined Fund's investment objective is as follows:

Target Fund Objective
GRR	The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.
Combined Fund Objective
Combined Fund	The Fund seeks to provide both current income and long-term capital appreciation.

Under normal market conditions, each of GRR and the Combined Fund invests at least 80% of its assets in the investments suggested by its name. Each of GRR's and the Combined Fund's 80% policy is as follows:

Target Fund 80% Policy
GRR

Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in equity securities of Asian Companies (defined in the "Comparison of GRR and the Acquiring Fund" section below).

Combined Fund 80% Policy
Combined Fund

Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in emerging markets equity securities (defined in the "Investment Objective and Policies of the Acquiring Fund" section below).

See "COMPARISON OF GRR AND THE ACQUIRING FUND" in the Proxy Statement/Prospectus for a comparison of the Funds' investment objectives and significant investment strategies and policies and investment risks.

Each of GRR and the Acquiring Fund is organized as a Maryland corporation and each is a closed-end management investment company registered under the 1940 Act. The Acquiring Fund is a non-diversified investment company and GRR is a diversified investment company.

Although GRR and the Acquiring Fund are subject to Maryland corporate law, they have different Articles of Incorporation and By-Laws. The material terms of the Acquiring Fund's and GRR's organizational documents are described in the Proxy Statement/Prospectus under "CERTAIN PROVISIONS IN EACH FUND'S CHARTER AND BYLAWS; GOVERNING LAW".

Q:  How will the GRR Reorganization be effected?

A:  Assuming GRR shareholders approve the GRR Reorganization, the Acquiring Fund will acquire substantially all of GRR's assets and assume all of GRR's stated liabilities in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed to GRR shareholders (although cash may be distributed in lieu of fractional common shares) in the form of a liquidating distribution. GRR will then terminate its registration under the 1940 Act, liquidate, dissolve and terminate in accordance with its charter and Maryland law.

You will become a shareholder of the Acquiring Fund following the GRR Reorganization. You will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of GRR that you held immediately prior to the GRR Reorganization (although you may receive cash for fractional shares). The NAV of GRR and the Acquiring Fund will reflect the applicable costs of the GRR Reorganization, except to the extent that GRR's costs exceed its expense limitation. The market value of the common shares of the Combined Fund you receive may be less than the market value of the common shares of the GRR shares you held prior to the Reorganization.

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Q:  Have common shares of GRR and the Acquiring Fund historically traded at a premium or a discount to their respective NAVs?

A:  The common shares of both GRR and the Acquiring Fund have historically fluctuated between a discount and a premium. As of September 15, 2017, both GRR and the Acquiring Fund traded at a discount to its respective NAV.

To the extent that GRR is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the GRR Reorganization, GRR shareholders would have the potential for an economic benefit by the possible narrowing of the discount (or widening of the premium). To the extent that GRR is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the GRR Reorganization, GRR shareholders may be negatively impacted if the GRR Reorganization is consummated. The Combined Fund shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves. There can be no assurance that, after the GRR Reorganization, common shares of the Combined Fund will trade at, above or below NAV.

Q:  Will I have to pay any sales load, commission or other similar fees in connection with the GRR Reorganization?

A:  You will pay no sales loads or commissions in connection with the GRR Reorganization. Regardless of whether the GRR Reorganization is completed, however, the costs associated with the proposed Reorganizations, including the costs associated with the Special Meeting, will be borne directly by GRR (if GRR is incurring the expense directly) or will otherwise be allocated among the Target Funds proportionately based on relative net assets, except that the Investment Adviser or its affiliate will bear Reorganization costs of GRR and any other Target Fund to the extent that such costs exceed its contractual expense limitation, if any, as discussed more fully in the Proxy Statement/Prospectus. As of September 15, 2017, AAMAL expects to bear such expenses for GRR because its current expenses already exceed its contractual expense limitation. The expenses of the Reorganization, excluding portfolio transaction costs (described further below), are estimated to be:

Target Fund	Total Reorganization Expenses	Reorganization Expenses Per Share
GRR	$475,000	$0.14	*

  *  Will be borne by AAMAL to the extent such costs exceed the Fund's contractual expense limitation.

In addition, GRR must sell a portion of its portfolio in advance of the GRR Reorganization because securities held in certain countries cannot be transferred to the Acquiring Fund due to local market restrictions, which is expected to result in the recognition and distribution of net capital gains to the shareholders of GRR, although this may change depending on market conditions. In connection with such sales, GRR may hold a significant amount of cash and may, therefore, depart from its investment objective and strategies in advance of the GRR Reorganization. In addition, in order for the GRR Reorganization to qualify for tax-free treatment under U.S. law, with the proceeds of the sales of the securities that may not be transferred, GRR may need to acquire additional securities that may be transferred to the Acquiring Fund. If this is required, in order to minimize post-Reorganization transaction costs, GRR will acquire securities in accordance with the Acquiring Fund's investment objective and strategies and, as a result, may depart from its current investment objectives and strategies. GRR will bear the portfolio transaction costs associated with sales and purchases, as applicable, of such securities in advance of the GRR Reorganization. These costs are estimated as follows:

Target Fund	Total Transaction Costs	Costs per share
GRR	$34,900	$0.010

All shareholders of the Combined Fund will bear the costs of rebalancing the Combined Fund's portfolio after the Reorganizations. Such costs are currently estimated to be approximately $2,420,000, or $0.02 per share, assuming all Target Funds participate in the Reorganizations.

In addition, as described above under "Why is the GRR Reorganization being recommended?", following the Reorganizations, the Combined Fund will conduct a tender offer of its shares. Shareholders may expect to incur tax consequences as a result of the tender offer, which may vary depending on the size of the tender offer. The Combined Fund will be required to sell portfolio securities in order to raise cash to pay the tender offer proceeds, which will also result in portfolio transaction costs and likely capital gains distributions.

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Neither the Funds nor their investment advisers will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization). The actual costs associated with the proposed GRR Reorganization may be more or less than the estimated costs discussed herein.

Q:  Will I have to pay any U.S. federal taxes as a result of the GRR Reorganization?

A:  The GRR Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the GRR Reorganization so qualifies, in general, shareholders of GRR will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund common shares pursuant to the GRR Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, GRR will recognize no gain or loss for U.S. federal income tax purposes by reason of the GRR Reorganization, except for any gain or loss that may be required to be recognized solely as a result of the close of GRR's taxable year due to the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the GRR Reorganization.

Prior to the closing date of the GRR Reorganization (the "Closing Date"), GRR will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of GRR's investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to GRR's shareholders for U.S. federal income tax purposes.

In addition to any gains generated through regular portfolio trading activity, GRR will realize capital gains in advance of the Reorganizations on the sale of securities that are not permitted to be transferred to the Acquiring Fund. The estimated percentage of GRR's portfolio to be sold in advance of the Reorganizations is 33% and the estimated transaction costs related to such sales are $35,000 or $0.010 per share, as of September 30, 2017. The estimated capital gains distribution resulting from such sales, and any other gains generated during the year, as of September 30, 2017 are $5,189,000 or $1.50 per share. The foregoing estimates are subject to change depending on market circumstances at the time such sales are made.

Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Although it is expected that the portfolio realignment would occur principally following the Reorganizations, the Acquiring Fund may begin to realign its portfolio after Target Fund shareholder approval of the Reorganizations but prior to the consolidation in a manner consistent with its current investment objective and strategies. Based on each Fund's holdings as of September 30, 2017, the Combined Fund expects to sell approximately 88% of its portfolio following the closing of the Reorganizations, assuming that all Reorganizations are approved and consummated, which would generate an estimated $2,420,000, or $0.02 per share, in transaction costs if such securities were sold on September 30, 2017. The total estimated capital gains to be realized from the sales of the portfolio securities, if the portfolio restructuring had occurred on September 30, 2017, is $64,490,729 or $1.25 per share; these figures assume a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer and reflect the use of tax equalization accounting treatment for the proposed tender offer, which helps to reduce the impact of any capital gains realized through the sale of portfolio securities. The estimated realized capital gains is an estimate based on market conditions as of September 30, 2017 and there can be no guarantee that the distributions actually paid will not be materially higher or lower than the estimate. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. In addition, each Fund's investment adviser and administrator is exploring whether certain of the securities currently expected to be sold by each Target Fund in advance of the Reorganizations because they are not transferable can in fact be transferred to the Acquiring Fund. If they can be, then the estimated transaction costs incurred by the Combined Fund and the Combined Fund's capital gains distribution following the Reorganizations are expected to be higher, perhaps materially. The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and the Combined Fund's basis in such securities, offset by capital loss carry forwards, if any. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

In addition, cash would be raised in connection with the proposed tender offer, which may also generate transaction costs and capital gains. The total anticipated portfolio transaction costs of sales of portfolio securities

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to effect a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer, if the tender had occurred on September 30, 2017, is estimated to be $972,650 or $0.01 per share. The tax impact of the tender offer will depend on the difference between the price at which portfolio securities are sold and the Combined Fund's basis in such securities, offset by capital loss carry forwards, if any. As noted in the preceding paragraph, the Combined Fund anticipates selling a significant portion of its portfolio in advance of the tender offer and purchasing securities in line with its new investment strategy. The price at which portfolio securities are bought by the Combined Fund in line with its new investment strategy, and the price at which they would be sold in advance of the tender offer, cannot be predicted; as a result, the amount of capital gains (or losses) to be realized from the sale of such securities to raise cash for the tender offer cannot be estimated. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the purchases and sales. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

The gains from the portfolio realignment post-Reorganizations and those related to the sale of portfolio securities to fund the tender offer would be in addition to any gains generated by the Acquiring Fund in the ordinary course of business prior to the Reorganizations. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders. Currently, the Combined Fund anticipates making a special capital gains distribution following the consolidation. Barring exceptional or unforeseen circumstances, the Combined Fund anticipates announcing the amount of the tender offer and an estimate of the special capital gains distribution within 10 business days after the closing of the consolidation, both of which are expected to be completed and paid within approximately 60 days following the consolidation. These gains may still be offset by any capital losses realized during the Combined Fund's fiscal year ending December 31, 2018. Any net capital gains realized from the portfolio realignment, the sale of portfolio securities to fund the tender offer and routine trading that have not previously been distributed would be distributed to shareholders at year end.

Shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the GRR Reorganization as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:  What are the U.S. federal tax consequences of the proposed tender offer both to: (i) existing shareholders who participate in the tender offer and (ii) existing shareholders who choose not to participate in the tender offer?

A:  Generally, all U.S. shareholders (other than tax-exempt shareholders) of the Combined Fund who sell shares in the tender offer are expected to recognize gain or loss for U.S. federal income tax purposes equal to the difference between the cash they receive for the shares sold and their adjusted cost basis in the shares, except that in certain circumstances a tendering shareholder who does not have a complete termination of his or her interest in the Combined Fund may be treated as having received a distribution from the Combined Fund (rather than having recognized gain or loss from a sale). The sale date for tax purposes will be the date the Combined Fund accepts shares for purchase. Participating shareholders should consult their tax adviser regarding specific tax consequences, including potential state, local and foreign tax consequences. Shareholders of the Combined Fund who choose not to tender will retain their investment in the Combined Fund and therefore generally will not trigger a taxable event at that time. The Combined Fund will be required to sell portfolio securities in order to raise cash to pay the tender offer proceeds, which will also result in portfolio transaction costs and possibly generate capital gains. The Combined Fund currently expects to use tax equalization accounting adjustments to reduce the impact of the net capital gains required to be distributed for ongoing shareholders.

As noted above under "Will I have to pay any U.S. federal taxes as a result of the GRR Reorganization?", the Combined Fund anticipates making a capital gains distribution following the consolidation. Any net capital gains realized from the portfolio realignment, the sale of portfolio securities to fund the tender offer and routine trading that have not previously been distributed would be distributed to shareholders at year end. As of September 30, 2017, the estimated realized capital gains would be $64,490,729 million total ($1.25 per share) including any capital gains anticipated to be realized as a result of the portfolio realignment that will occur in connection with the Reorganizations and assuming that all Reorganizations are consummated and a 50% reduction in assets of the Combined Fund from the distributions and the proposed tender offer. The final amount will depend on a variety of factors, including market conditions at the time such sales and purchases are made.

Q:  How does the Board suggest that I vote?

A:  After careful consideration, the Board unanimously recommends that you vote "FOR" the GRR Reorganization.

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Q:  How do I vote my proxy?

A:  You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q:  Whom do I contact for further information?

A:  You may contact your financial advisor for further information. You may also call AST Fund Solutions, the Fund's proxy solicitor, at (888) 288-0951.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" the proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

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YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 16, 2018.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
http://www.aberdeen-asset.us/cef

PROXY STATEMENT/PROSPECTUS
THE ASIA TIGERS FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

SPECIAL MEETING OF SHAREHOLDERS
MARCH 16, 2018

This Proxy Statement/Prospectus is furnished to you as a shareholder of The Asia Tigers Fund, Inc. ("GRR"). GRR is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and a corporation organized under the laws of the State of Maryland. A special meeting of shareholders (the "Special Meeting") of GRR will be held at the offices of Aberdeen Asset Management Inc. ("AAMI"), 1735 Market St., 32nd Floor, Philadelphia, PA, 19103, on March 16, 2018 at 1:00 pm Eastern time.

The purpose of the Special Meeting is to act on the proposal set out below and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of GRR (the "Board") requests that you vote your shares of common stock ("common shares") by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement/Prospectus and accompanying form of proxy is [February __, 2018].

Proposal: The shareholders of GRR are being asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between GRR and Aberdeen Chile Fund, Inc. ("CH" or the "Acquiring Fund"), pursuant to which GRR would transfer substantially all of its assets to the Acquiring Fund and the Acquiring Fund would assume all stated liabilities of GRR in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by GRR to its shareholders (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and GRR will be terminated and dissolved in accordance with its charter and Maryland law (the "GRR Reorganization").

The Acquiring Fund is an emerging markets equity income fund that seeks to provide both current income and long-term capital appreciation and is advised by Aberdeen Asset Managers Limited ("AAML" or the "Investment Adviser").

Pursuant to a separate proxy statement/prospectus, shareholders of each of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. ("ABE"), Aberdeen Israel Fund, Inc. ("ISL"), Aberdeen Indonesia Fund, Inc. ("IF"), Aberdeen Latin America Equity Fund, Inc. ("LAQ"), Aberdeen Singapore Fund, Inc. ("SGF") and Aberdeen Greater China Fund, Inc. ("GCH"), each a closed-end investment company, are also being asked to approve the reorganization of each such fund into the Acquiring Fund. GRR together with ABE, ISL, IF, LAQ, SGF and GCH are referred to collectively as the "Target Funds" and each, a "Target Fund".

The Acquiring Fund is advised by the Investment Adviser and GRR is advised by Aberdeen Asset Management Asia Limited ("AAMAL"), each a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"). As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc, which changed its name to Standard Life Aberdeen plc, as a result of a merger of the two companies.

The proposed reorganizations of the Target Funds are referred to collectively as the "Reorganizations" and individually as a "Reorganization". The Target Funds and the Acquiring Fund are referred to collectively as the "Funds" and each a "Fund". The Acquiring Fund will be renamed Aberdeen Emerging Markets Equity Income

Fund, Inc. upon the first Reorganization closing. The term "Combined Fund" refers to the Acquiring Fund after the Reorganizations of any of the Target Funds into the Acquiring Fund. The Reorganizations seek to combine eight funds (including GRR, the reorganization proposal for which is presented to its shareholders in a separate proxy statement/prospectus) that have different, but in most cases similar, investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies.

In the GRR Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume all stated liabilities of the Target Fund in exchange solely for newly-issued common shares of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares") in the form of book entry interests. The Acquiring Fund will list the Acquiring Fund Shares on the NYSE American. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional common shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company.

As a result of the GRR Reorganization, each GRR shareholder will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value ("NAV") (not the market value) immediately after the GRR Reorganization equal to the aggregate NAV (not the market value) of the shareholder's GRR common shares immediately prior to the GRR Reorganization. The NAV of GRR and the Acquiring Fund will reflect the applicable costs of the GRR Reorganization, except to the extent that such costs exceed GRR's expense limitation. The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of GRR that the shareholder held prior to the GRR Reorganization.

The Board of GRR considered the GRR Reorganization in detail, as described under "Reasons for the GRR Reorganization" in this Proxy Statement/Prospectus, including the different board supervision of the Combined Fund and that the Combined Fund Board would include some individuals who currently serve as Board members of one or more of the Target Funds, including GRR, subject to election by shareholders of the Acquiring Fund, and the range of sizes of a tender offer that would be conducted after the Reorganizations. The Board considered that the size of the tender offer should be limited so that the Combined Fund maintains sufficient assets in order to achieve certain benefits of a consolidation. For example, better trading volume is generally associated with a larger fund. Nonetheless, the Board was of the view that a tender offer of a meaningful size post-Reorganization is reasonable and appropriate and would increase the likelihood of shareholder support for the GRR Reorganization. In considering the tender offer amount, which ultimately will be determined by the Combined Fund's board, the Board considered that GRR may realize capital gains in advance of the GRR Reorganization on the sale of securities that are not permitted to be transferred to the Acquiring Fund in-kind, and the Combined Fund will realize capital gains in connection with the realignment of its portfolio following the Reorganizations and that the required distributions of those gains would shrink the size of the Combined Fund. The boards of the other Target Funds made the same or similar considerations with respect to the Reorganizations. With these considerations in mind, each Fund except for GRR entered into a Standstill Agreement with City of London Investment Management Company Limited ("CoL"), a large holder of certain Target Funds, which requires the Combined Fund to commence a tender offer for shares of the Combined Fund at 99% of net asset value in an amount that, together with capital gains then-accrued by the Combined Fund and to be distributed in 2018, will aggregate up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The size and final terms of the tender offer will be determined at a later date.

In addition to a requirement to conduct a tender offer on the terms described above, the Standstill Agreement with CoL requires the Combined Fund to establish a targeted discount policy, which will seek to manage the Combined Fund's share trading discount by: (1) committing the Combined Fund to buy back shares in the open market when the Combined Fund's shares trade at a discount of 10% or more to net asset value ("NAV") and (2) undertaking a 15% tender offer if the average discount exceeds 11% of NAV over any rolling twelve-month period commencing on the closing of a Reorganization and ending on December 31, 2019, provided that the Fund shall not be required to conduct more than one tender offer during such period pursuant to this provision. In implementing this targeted discount policy, the Combined Fund will not buy back shares in the open market until at least 60 days after the completion of all of the Reorganizations. Also, pursuant to the Standstill Agreement, the Combined Fund's expense ratio will be capped at 1.20% (excluding leverage costs, tax and non-routine/ extraordinary expenses) through December 31, 2019, which the Investment Adviser has agreed to extend until two years from the date of the first Reorganization closing. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the

Investment Adviser, provided, however, that (i) any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and (ii) the reimbursements do not cause the Combined Fund to exceed the lesser of (x) the applicable expense limitation in the contract at the time the fees were limited or expenses were paid or (y) the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

Under the Standstill Agreement, CoL has agreed to (1) submit for tender all shares of the Combined Fund beneficially owned by it in the tender offer, (2) vote all shares beneficially owned by it in favor of all Combined Fund Director nominees and all proposals submitted at shareholder meetings in 2018 relating to the consolidation, (3) vote all Combined Fund shares beneficially owned by it following the closing of the Reorganizations in favor of any Director nominees submitted at a shareholder meeting with respect to which the Board recommends a vote in favor and against any proposal or Director nominee with respect to which the Board recommends a vote against through December 31, 2019, and (4) be bound by certain "standstill" covenants through December 31, 2019. In the event that CoL submits its shares in the tender offer and the tender offer is oversubscribed, the shares submitted by CoL will be accepted by the Combined Fund pro rata according to the same percentage accepted by the Combined Fund for all other tendering shareholders.

The Standstill Agreement will remain in effect until the earliest of the "Standstill Period" (which expires on December 31, 2019), such other date mutually agreed by the parties to the Agreement or termination of the Agreement. The Standstill Agreement will terminate if the Acquiring Fund or any Target Fund (except for GRR, which is not a party to the Agreement) fails to complete the Reorganization on or before the end of the second calendar quarter of 2018 or the Acquiring Fund fails to complete the tender offer and distribute the proceeds of the tender offer in cash to the participating shareholders on or before the end of the third calendar quarter of 2018, unless the parties agree to extend the time period for such actions.

Each Reorganization will be voted upon separately by each Target Fund's shareholders and the closing of any Reorganization is not contingent upon the approval of any other Reorganization. It is possible that shareholders of one or more Target Funds will not approve the Reorganization of their Target Fund. If this were to occur, the aggregate size of the Combined Fund would be less, perhaps materially.

In the event that shareholders of GRR do not approve the GRR Reorganization, GRR would continue to exist and operate on a stand-alone basis. However, the investment adviser to GRR may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board, including the liquidation of GRR or a re-solicitation of votes for the GRR Reorganization.

This Proxy Statement/Prospectus sets forth the information that shareholders of GRR should know before voting on the proposal and constitutes an offering of Acquiring Fund shares. Please read this Proxy Statement/ Prospectus carefully and retain it for future reference. A Statement of Additional Information, dated [February __, 2018], relating to this Proxy Statement/Prospectus (the "Statement of Additional Information") has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. Copies of GRR's and the Acquiring Fund's most recent annual report and semi-annual report can be obtained on the following website at http://cef.aberdeen-asset.us/en/cefinvestorcenter/range. In addition, both GRR and the Acquiring Fund will furnish, without charge, a copy of the Statement of Additional Information, or such Fund's most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to Investor Relations toll-free at 1-800-522-5465. The Statement of Additional Information and the annual and semi-annual reports of both GRR and the Acquiring Fund are also available on the EDGAR Database on the SEC's website at www.sec.gov. The address of the principal executive offices of GRR and the Acquiring Fund is 1735 Market St., 32nd Floor, Philadelphia, PA 19103, and the telephone number is 1-800-522-5465.

GRR and the Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

Aberdeen updates Fund performance information, as well as certain other information for GRR and the Acquiring Fund, on a monthly basis on its website at http://cef.aberdeen-asset.us/en/cefinvestorcenter/range.

Shareholders are advised to periodically check the applicable website for updated performance information and other information about GRR and the Acquiring Fund.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders who share an address, unless GRR has received instructions to the contrary. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact GRR at the address and phone number set forth above.

The common shares of the Acquiring Fund are listed on the NYSE American under the ticker symbol "CH" and will be listed on the NYSE American as "AEF" after the completion of the Reorganizations. The common shares of GRR are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "GRR".

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in the GRR Reorganization. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

We will admit to the Special Meeting of GRR (1) all shareholders of record of the Fund on the Record Date, (2) persons holding proof of beneficial ownership of the Fund at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to a Special Meeting must present photo identification. If you plan to attend a Special Meeting, we ask that you call us in advance at 1-800-522-5465. For directions to the meeting, please contact AST Fund Solutions, the firm assisting us in the solicitation of proxies, at (888) 288-0951.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Proxy Statement/Prospectus is [February __, 2018].

TABLE OF CONTENTS

SUMMARY	1
RISK FACTORS AND SPECIAL CONSIDERATIONS	5
EXPENSE TABLE FOR SHAREHOLDERS	22
REASONS FOR THE GRR REORGANIZATION	25
PROPOSAL: THE GRR REORGANIZATION	35
INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND	38
COMPARISON OF GRR AND THE ACQUIRING FUND	45
MANAGEMENT OF THE FUNDS	49
ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS	56
DIVIDENDS AND DISTRIBUTIONS	58
DIVIDEND REINVESTMENT PLANS	58
CERTAIN PROVISIONS IN EACH FUND'S CHARTER AND BYLAWS; GOVERNING LAW	61
VOTING RIGHTS	64
APPRAISAL RIGHTS	64
FINANCIAL HIGHLIGHTS	65
INFORMATION ABOUT THE GRR REORGANIZATION	69
TERMS OF THE GRR REORGANIZATION AGREEMENT	69
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE GRR REORGANIZATION	71
VOTING INFORMATION AND REQUIREMENTS	75
SHAREHOLDER INFORMATION	76
SHAREHOLDER PROPOSALS	77
SOLICITATION OF PROXIES	78
LEGAL MATTERS	78
OTHER MATTERS WITH RESPECT TO THE SPECIAL MEETING	79
OTHER INFORMATION	79
APPENDIX A—INVESTMENT RESTRICTIONS	A-1
APPENDIX B—FORM OF AGREEMENT AND PLAN OF REORGANIZATION	B-1

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/ Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.

GRR is overseen by its own Board of Directors. The Board is only responsible for the information contained in this Proxy Statement/Prospectus with respect to GRR.

The Proposed GRR Reorganization

The Board of GRR (the members of which are referred to herein as "Directors"), including the Directors who are not "interested persons" of GRR (as defined in the 1940 Act) (the "Independent Directors"), has unanimously approved the GRR Reorganization, including the Reorganization Agreement. Assuming GRR's shareholders approve the GRR Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume all stated liabilities of GRR in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests and cash in lieu of any fractional shares. The Acquiring Fund will list the newly issued common shares on the NYSE American. Such newly issued Acquiring Fund Shares will be distributed to GRR shareholders (although cash may be distributed in lieu of fractional common shares) and GRR will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the GRR Reorganization as a registered, non-diversified, closed-end management investment company. As a result of the GRR Reorganization, each GRR shareholder will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the GRR Reorganization equal to the aggregate NAV (not the market value) of that shareholder's GRR common shares immediately prior to the GRR Reorganization. The NAV of GRR and the Acquiring Fund will reflect the applicable costs of the GRR Reorganization, except to the extent that such costs exceed GRR's expense limitation. The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of GRR that the shareholder held prior to the GRR Reorganization.

Background and Reasons for the Proposed GRR Reorganization

The Reorganizations seek to combine eight Funds (CH, ABE, ISL, IF, LAQ, SGF, GCH and GRR) that have different, but in most cases similar, investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. Because shareholders of each Target Fund will vote separately on their Fund's respective Reorganization, there are multiple potential combinations of Reorganizations.

Based on the considerations below, which are described in more detail under "Reasons for the GRR Reorganization" in this Prospectus/Proxy Statement, the Board of GRR, including the Independent Directors, has determined that the GRR Reorganization would be in the best interests of GRR and that the interests of the existing shareholders of GRR would not be diluted as a result of the GRR Reorganization. The share exchange in each Reorganization will be based on the net asset value of the Target Fund and the Acquiring Fund; therefore, shareholders would not experience dilution from a net asset value perspective. As a result of the GRR Reorganization, however, shareholders of GRR will hold a reduced percentage of ownership in the larger Combined Fund than they did in GRR. The Board has approved the GRR Reorganization and recommends that shareholders of GRR approve the GRR Reorganization.

The Board considered the GRR Reorganization over a series of meetings (collectively, the "Meetings") held on May 9, 2017, June 29, 2017, August 8, 2017 and October 20 and 26, 2017. In preparation for the Meetings, the Investment Adviser or its affiliates provided the Board with information regarding the proposed GRR Reorganization, including the rationale therefor and comparative analyses of the benefits and disadvantages to GRR of all strategic options under consideration by the Board. The Board considered a number of factors, positive and negative, in reaching its determination with respect to GRR, including, but not limited to, the following:

•  alternatives to the GRR Reorganization;

•  provision of liquidity events;

•  potential for improved economies of scale and a lower net total expense ratio with respect to GRR;

°  In connection with the proposed Reorganizations, the Investment Adviser has contractually agreed to limit the total operating expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Combined Fund on an annualized basis, for a period of two years from the closing of the first Reorganization.

  It is estimated that the completion of all of the Reorganizations would result in a net total expense ratio for the Combined Fund, excluding the costs of leverage anticipated to be used, of 1.13% pre-tender offer and 1.20% post-tender offer (assuming a maximum reduction in the Combined Fund's net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017, which would result in a reduction in the net total expense ratio for the shareholders of GRR as follows:

	Reduction in Net TER as of 6/30/2017 Pre-Tender Offer (excluding leverage costs)	Reduction in Net TER as of 6/30/2017 Post-Tender Offer (excluding leverage costs)
GRR	0.99%	0.92%

  The level of expense savings will vary depending on the combination of the Funds in the proposed Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized.

•  the potential effect on dividend yield;

°  It is anticipated that the Combined Fund will have a higher dividend yield than GRR. The model portfolio of the Combined Fund assuming that the proposed strategy changes had been implemented as of June 2017 provides an estimated gross dividend yield of 4.1% (Source: Factset). According to Aberdeen, the Combined Fund's earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions and any distributions will be subject to the discretion of the Combined Fund. There can be no assurance that the future earnings of the Combined Fund will remain constant. In addition, Aberdeen has advised the Board of GRR that the Combined Fund's future earnings may vary depending on which other Target Funds ultimately receive shareholder approval to participate in the consolidation.

•  possible effects of the GRR Reorganization on GRR's premium/discount to NAV;

•  absence of a performance history for the emerging markets equity income strategy of the Combined Fund;

•  changes in GRR's investment objective, policies and related risks;

•  continuity in investment advisory services;

•  the potential for improved secondary market trading;

•  the potential for operating and administrative efficiencies;

•  the anticipated tax-free nature of the GRR Reorganization and other tax impacts of the GRR Reorganization;

•  the potential effects on GRR's capital loss carryforwards;

•  the effects on GRR's undistributed net investment income and capital gains and tax consequences for GRR investors;

•  confirmation that AAMAL will pay costs of the GRR Reorganization for GRR through the operation of the current expense limitation arrangements;

•  the terms of the GRR Reorganization and whether the GRR Reorganization would dilute the interests of shareholders of GRR;

•  the effect of the GRR Reorganization on shareholder rights;

•  different board supervision of the Combined Fund;

•  institutional shareholder support for the GRR Reorganization;

•  potential benefits of the GRR Reorganization to the investment adviser and its affiliates.

The Board, including the Independent Directors, approved the GRR Reorganization, concluding that the GRR Reorganization is in the best interests of GRR and that the interests of existing shareholders of GRR will not be diluted as a result of the GRR Reorganization. This determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole with respect to GRR and its shareholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Each Reorganization will be voted upon separately by each Target Fund's shareholders and the closing of any Reorganization is not contingent upon the approval of any other Reorganization. It is possible that shareholders of one or more Target Funds will not approve the Reorganization of their Target Fund. If this were to occur, the aggregate size of the Combined Fund would be less, perhaps materially.

If the GRR Reorganization is not approved by GRR's shareholders, GRR will continue to operate for the time being as a stand-alone Maryland corporation and will continue to be advised by its current investment adviser. However, the investment adviser to GRR may, in connection with ongoing management of the Fund and its product line, recommend alternative proposals to the Board, including the liquidation of GRR or a re-solicitation of votes for the GRR Reorganization.

Further Information Regarding the GRR Reorganization

The share exchange in the GRR Reorganization will be based on the relative net asset value of GRR and the Acquiring Fund; therefore, shareholders will not experience dilution. As a result of the GRR Reorganization, however, shareholders of GRR will hold a reduced percentage of ownership in the larger Combined Fund than they did in GRR. In addition, the Funds are closed-end funds which have traded primarily at a discount in the secondary market. To the extent that the Acquiring Fund's discount is greater than that of GRR on the date of the GRR Reorganization, GRR's shareholders would receive less for their Acquiring Fund shares if sold in the market; however, market prices can change on a daily basis.

The GRR Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the GRR Reorganization so qualifies, in general, shareholders of GRR will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund common shares pursuant to the GRR Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, GRR will recognize no gain or loss for U.S. federal income tax purposes by reason of the GRR Reorganization, except for any gain or loss that may be required to be recognized solely as a result of the close of GRR's taxable year due to the GRR Reorganization. It is a condition to the closing of the GRR Reorganization that GRR and the Acquiring Fund receive an opinion from Willkie Farr & Gallagher LLP ("Willkie Farr"), dated as of the Closing Date, regarding the characterization of the GRR Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Board requests that shareholders of GRR approve the proposed GRR Reorganization at the Special Meeting to be held on March 16, 2018.

Shareholder approval of the GRR Reorganization requires the affirmative vote of two-thirds (66 2/3%) of the outstanding shares entitled to be cast by GRR. For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the shareholders of GRR and the other Target Funds with regard to the applicable Reorganization, it is currently expected that the Closing Date will be prior to the end of April 2018; however, this is subject to change depending on the timing of the GRR and other Target Funds' shareholder approvals.

Investing in the Combined Fund following the GRR Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The Board recommends that shareholders of vote "FOR" the GRR Reorganization.

Appraisal Rights

The shareholders of GRR do not have appraisal rights for their common shares.

Comparison of the Funds

The investment objectives, investment strategies and policies, investment restrictions and investment risks of GRR and the Acquiring Fund have certain similarities and differences, which are described in this Proxy Statement/Prospectus. The investment objective, investment strategies and policies of the Combined Fund will be those of CH, with such changes as were approved by the Board of CH and CH shareholders at a meeting held on January 26, 2018 contingent upon the closing of one or more of the Reorganizations. It is currently anticipated that, if approved by shareholders, all Reorganizations will take place on the same day. This Proxy Statement/Prospectus only describes the investment objective, investment strategies and policies of the Combined Fund that will be in effect upon the closing of a Reorganization.

A comparison of GRR's and the Combined Fund's investment objectives and significant investment strategies and policies is set forth below.

GRR's investment objective is a fundamental policy and may not be changed without shareholder approval. The Combined Fund's investment objective is not a fundamental policy and may be changed without shareholder approval, but with 60 days' prior notice to shareholders. Each of GRR's and the Combined Fund's investment objective is as follows:

Target Fund Objective
GRR	The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.
Combined Fund Objective
Combined Fund	The Fund seeks to provide both current income and long-term capital appreciation.

Under normal market conditions, each of GRR and the Combined Fund invests at least 80% of its assets in the investments suggested by its name. Each of GRR's and the Combined Fund's 80% policy is as follows:

Target Fund 80% Policy
GRR

Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in equity securities of Asian Companies (defined in the "Comparison of GRR and the Acquiring Fund" section below).

Combined Fund 80% Policy
Combined Fund

Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in emerging markets equity securities (defined in the "Investment Objective and Policies of the Acquiring Fund" section below).

The investment strategies and policies of GRR and the Combined Fund are similar; however, there are certain important differences. While each of GRR and the Combined Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, GRR's policy requires that such securities be issued by Asian Companies (defined in the "Comparison of GRR and the Acquiring Fund" section below), while the Combined Fund's policy requires that such securities be emerging markets equity securities (defined in the "Investment Objective and Policies of the Acquiring Fund" section below). In addition, GRR has a fundamental policy to invest at least 65% of the value of its total assets in equity securities of Asian Companies, which policy may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Combined Fund does not have a corresponding fundamental policy. Both GRR's and the Combined Fund's investment strategies and policies limit such Fund's investments to 25% of its assets in a single industry, but a Fund may hold a significant amount of securities, from time to time, within a single market sector. In addition, GRR is a diversified, closed-end investment company, while the Combined Fund is a non-diversified investment company and, therefore, the Combined Fund is subject to non-diversification risk.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because GRR and the Combined Fund have different, but in most cases similar, investment objectives and principal investment strategies, many of the investment risks associated with an investment in the Combined Fund are substantially similar to those associated with an investment in GRR, except that as a broad emerging markets equity fund the Combined Fund is less susceptible to risks of the Asia region, whereas GRR is significantly exposed to the risks of Asia. In addition, the Combined Fund intends to use leverage, which will result in leverage risks, whereas GRR does not currently use leverage. See "COMPARISON OF GRR AND THE ACQUIRING FUND" in this Proxy Statement/Prospectus for a more detailed description of the salient differences between the risks of investing in GRR compared to investing in the Combined Fund.

Risks Related to the GRR Reorganization

Expenses.

The Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund of approximately $5.9 million per year, including leverage costs and assuming a 50% reduction in Combined Fund net assets as a result of the capital gain distributions and tender offer, if all the Reorganizations are completed (which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the completed Reorganizations that would result in the lowest Total Expense Ratio for the Combined Fund). If the only Reorganization completed is the Reorganization of GRR into the Acquiring Fund, the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund of approximately $1.4 million per year, including leverage costs and assuming a 50% reduction in net assets. The realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized to this extent.

After the Reorganizations, the Combined Fund is expected to incur lower Total Expenses on a per common share basis than are currently incurred by the Acquiring Fund. In addition, no matter which Funds complete their Reorganizations, the Combined Fund may incur higher Total Expenses for a period after the completion of the Reorganizations due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease. However, in connection with the proposed Reorganizations, the Investment Adviser has contractually agreed to limit the total operating expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Fund on an annualized basis, for a period of two years from the closing of the first Reorganization.

There can be no assurance that future expenses will not increase. Moreover, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations and the resulting size of the Combined Fund.

Any combination of Reorganizations is expected to result in a Gross Total Expense Ratio and a Net Total Expense Ratio for the Combined Fund (assuming a 50% reduction in Combined Fund net assets as a result of the capital gain distributions and tender offer) that is lower than the Gross Total Expense Ratio and Net Total Expense Ratio, respectively, of GRR.

(Use of the term "Total Expenses," means a Fund's total annual operating expenses (including leverage costs). Use of the term "Total Expense Ratio," means a Fund's Total Expenses expressed as a percentage of its average net assets attributable to its common shares. Use of the term "Gross Total Expense Ratio" means a Fund's Total Expense Ratio before any expense limitations and/or fee waivers or reimbursements are taken into account. Use of the term "Net Total Expense Ratio" means a Fund's Total Expense Ratio after any expense limitations and/or fee waivers or reimbursements are taken into account.)

As of June 30, 2017, the historical Gross Total Expense Ratios for GRR and the pro forma Gross Total Expense Ratios (TER) for the Combined Fund (including leverage costs assuming the Combined Fund uses leverage representing 10% of its total assets) are as follows:

Target Fund	Total Annual Gross TER (no leverage costs)*	Pro Forma Combined Fund Gross TER Pre-Tender Offer (GRR into AEF)	Pro Forma Combined Fund Gross TER Pre-Tender Offer (All Target Funds into AEF)	Pro Forma Combined Fund Gross TER After 50% Reduction in Assets (GRR into AEF)	Pro Forma Combined Fund Gross TER After 50% Reduction in Assets (All Target Funds into AEF)
GRR	2.28%	1.71%	1.38%	1.95%	1.54%

  *  GRR does not currently use leverage.

As shown in the table above, it is estimated that the completion of all of the Reorganizations would result in a Gross Total Expense Ratio for the Combined Fund of 1.38% pre-tender offer and 1.54% post-tender offer (assuming a maximum reduction in the Combined Fund's net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017, representing a reduction in the Gross Total Expense Ratio for the shareholders GRR of 0.90% pre-tender offer and 0.74% post-tender offer.

As of June 30, 2017, the historical Net Total Expense Ratios for GRR and the pro forma Net Total Expense Ratios (TER) for the Combined Fund (including leverage costs assuming the Combined Fund uses leverage representing 10% of its total assets) are as follows:

Target Fund	Total Annual Net TER (no leverage costs)*	Pro Forma Combined Fund Net TER Pre-Tender Offer (GRR into AEF)		Pro Forma Combined Fund Net TER Pre-Tender Offer (All Target Funds into AEF)		Pro Forma Combined Fund Net TER After 50% Reduction in Assets (GRR into AEF)		Pro Forma Combined Fund Net TER After 50% Reduction in Assets (All Target Funds into AEF)
GRR	2.12%	1.47	%**	1.38	%**	1.48	%**	1.46	%**

  *  GRR does not currently use leverage.

  **  The Investment Adviser has contractually agreed to cap expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Fund on an annualized basis for a period of two years from the closing of the first Reorganization. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the Investment Adviser, provided, however, that (i) any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and (ii) the reimbursements do not cause the Combined Fund to exceed the lesser of (x) the applicable expense limitation in the contract at the time the fees were limited or expenses were paid or (y) the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

As shown in the table above, it is estimated that the completion of all of the Reorganizations would result in a Net Total Expense Ratio for the Combined Fund of 1.38% pre-tender offer and 1.46% post-tender offer (assuming a maximum reduction in the Combined Fund's net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017, representing a reduction in the Net Total Expense Ratio for the shareholders of GRR of 0.74% pre-tender offer and 0.66% post-tender offer.

The estimated Gross Total Expense Ratio and Net Total Expense Ratio for the Combined Fund and the change in Gross Total Expense Ratio and Net Total Expense Ratio for each Fund set out in the tables include the estimated costs associated with the Combined Fund's anticipated use of leverage, but do not take into account the increase in assets that would result from the Combined Fund's use of leverage. Assuming that all Reorganizations take place, if the Combined Fund's assets were increased to include assets acquired with leverage, the Gross Total Expense Ratio and Net Total Expense Ratio of the Combined Fund are estimated to be 1.40% and 1.32%, respectively, taking into account the expense limitation and following a reduction in net assets of 50% as a result of the capital gain distributions and tender offer.

Each of the Funds, except as described below, will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's board, expenses incurred in connection with the preparation of the reorganization agreements and the registration statements on Form N-14, the printing and distribution of the Proxy Statement/Prospectuses and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes and auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately based on relative net assets. The Investment Adviser or its affiliate will bear the costs of the Reorganizations to the extent that they cause a Fund's expenses to exceed its expense limitation agreement agreed with the Investment Adviser or an affiliate. It is expected that the Investment Adviser's affiliate, AAMAL, will bear all of the Reorganization costs of GRR because its expenses are currently greater than its current expense limit.

However, GRR will bear trading commissions associated with selling, in advance of the GRR Reorganization, a portion of its portfolio because securities held in certain countries cannot be transferred to the Acquiring Fund due to local market restrictions, and transfer taxes (if any) associated with transferring securities to the Acquiring Fund. The Combined Fund will bear the transaction costs associated with realigning its portfolio after the Reorganizations in accordance with the Combined Fund's investment strategies.

Neither the Funds nor their investment advisers or their affiliates will pay any direct expenses of shareholders arising out of or in connection with a Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization). See "Reasons for the GRR Reorganization."

Earnings and Distribution Yield.

The Combined Fund's dividend yield is expected to be higher when compared with that of GRR prior to the GRR Reorganization because: (i) the Combined Fund's investment objective is to seek to provide current income and long-term capital appreciation and will therefore invest to a greater extent than GRR in income producing equity securities, resulting in a higher estimated overall yield for the Combined Fund's portfolio, and (ii) the Combined Fund intends to use leverage, which may help to boost the Combined Fund's yield; however, the Combined Fund's dividend yield may change over time, and depending on market conditions, may be higher or lower than GRR's dividend yield prior to the GRR Reorganization. The model portfolio of the Combined Fund as of June 2017 provided an estimated gross dividend yield of 4.1% assuming the use of leverage representing 10% of the Combined Fund's total assets (Source: Factset).

A Fund's earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will not decline. In addition, the Combined Fund's future earnings may vary depending on the combination of the proposed Reorganizations and the resulting size of the Combined Fund after the capital gain distributions and tender offer. In view of the higher yielding characteristics of the proposed strategy changes, management intends to recommend that the Combined Fund, which does not currently have a managed distribution policy1 in place, adopt a managed distribution policy to pay distributions quarterly. The adoption of a managed distribution policy would be subject to approval by the Board of Directors of the Combined Fund.

Premium/Discount to NAV.

As with any capital stock, the price of each of GRR's and the Acquiring Fund's common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund's common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the GRR Reorganization.

  1  A managed distribution policy is an issuer's commitment to make a fixed periodic distribution payment.

The common shares of each of GRR and the Acquiring Fund have historically fluctuated between a discount and a premium. As of September 15, 2017, each Fund traded at a discount to its respective NAV. To the extent that GRR's shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund's shares at the time of the GRR Reorganization, GRR's shareholders would have the potential for an economic benefit. To the extent that GRR's shares are trading at a narrower discount (or wider premium) than the Acquiring Fund's shares at the time of the GRR Reorganization, GRR's shareholders may be negatively impacted if the GRR Reorganization is consummated. The Combined Fund's shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below net asset value. Upon consummation of the Reorganizations, the Combined Fund shares may trade at a price that is less than the Acquiring Fund's current net asset value and current trading market price. In the GRR Reorganization, shareholders of GRR will receive common shares of the Acquiring Fund based on the relative net asset values (not the market values) of GRR's common shares. The market value of the common shares of the Combined Fund you receive may be less than the market value of the common shares of GRR that you held prior to the GRR Reorganization.

Tax Considerations.

In connection with the GRR Reorganization, GRR is likely to realize capital gains from the sale of portfolio securities that GRR will then distribute to its shareholders. See "Material Federal Income Tax Consequences of the GRR Reorganization" for a summary of certain U.S. federal income tax consequences of the GRR Reorganization.

Principal Risks of Investing in the Funds

The following table compares the principal risks of investing in each of GRR and the Combined Fund.

	Applies to AEF	Applies to GRR
General
The Fund is a closed-end investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.	X	X
Investment and Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of stocks as an investment. Also, to the extent that the Fund emphasizes stocks from any given industry, it could be hurt if that industry does not do well.
Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
• corporate earnings;
• production;
• management;
• sales; and
• market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock market around the world.	X	X

	Applies to AEF	Applies to GRR
Developing and Emerging Markets Risk
Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.
The economies of individual developing and emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.
Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.
The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the U.S.
Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.	X	X
Frontier Market Securities Risk
The risks associated with investments in frontier market countries include all the risks described for investments in the sections entitled "Foreign Securities Risk" below and "Developing and Emerging Markets Risk" above, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.	X	X

	Applies to AEF	Applies to GRR
Foreign Securities Risk
Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the investment adviser endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.
Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund's Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.
Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.	X	X
Equity Risk
The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.	X	X

	Applies to AEF	Applies to GRR
Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's common stock and dividends can decline.	X	X
Management Risk The investment adviser's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.	X	X
Currency Exchange Rate Fluctuations
To the extent the Fund does not hedge against currency risk, the Fund's securities will be subject to the risk that some holdings may lose value because of a decline in the value of the foreign currency or adverse political or economic events in such foreign country or elsewhere. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold many of its assets in foreign currencies. Accordingly, a change in the value of a foreign currency in which the Fund hold securities against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. Such a change may thus decrease the Fund's net asset value.
The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). Even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In addition, although much of the Fund's income will be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the foreign currency declines after the Fund's income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of the foreign currency required to be converted into U.S. dollars in order to pay those expenses will be greater than the foreign currency equivalent of those expenses at the time they were incurred.
Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders' cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.	X	X

	Applies to AEF	Applies to GRR
Illiquid Securities Risk
The Fund may invest in illiquid securities. An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale ("restricted securities") or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause the Fund's investments in illiquid securities to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.
The Fund may purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of the Fund.
The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund's procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions.	X	X
Market Discount Risk
The Fund's common stock may trade at a discount relative to NAV. Common shares of closed-end investment companies, including the Fund, frequently trade at prices lower than their NAV, but in some cases trade above NAV. Whether shareholders will realize a gain or loss upon the sale of the Fund's shares of common stock depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Any substantial dispositions or acquisitions of common stock by large shareholders of the Fund could affect the supply or demand for, and possibly the market price of, the common stock. The Fund's common stock is designed primarily for long-term investors, and not for short-term trading purposes.	X	X
Non-Diversified Status
The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.	X

	Applies to AEF	Applies to GRR
Private Placements and Other Restricted Securities Risk
Private placement and other restricted securities include securities that have been privately placed and are not registered under the 1933 Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S.
Private placements may offer attractive opportunities for investment not otherwise available on the open market.
Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.
Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund's limit on investments in illiquid securities.	X	X
Anti-Takeover Charter Provisions The Fund's charter and by-laws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management.	X	X
Market Disruption Risk
Certain events have had a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. In addition, the global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Subsequently, the Federal Reserve terminated certain of its market support activities. The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. The Fund cannot predict the effects of similar events in the future on the markets or economy of the countries or regions in which the Fund invests or the market environment could make identifying investment risks and opportunities especially difficult for the Fund's investment adviser.
In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.	X	X

	Applies to AEF	Applies to GRR
Repurchase Agreements Risk
Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.	X	X
Foreign Custody
The Fund's custodian generally holds the Fund's non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories . Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund's ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.	X	X
Convertible Securities Risk
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.	X	X
Country/Regional Focus Risk
Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.	X	X
Depositary Receipts
Depositary receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. ADRs are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.	X	X
Event Risk
Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer's debt. Added debt may significantly reduce the credit quality and market value of an issuer's bonds.	X	X

	Applies to AEF	Applies to GRR
Leverage Risk
The Fund intends to use leverage as part of its investment strategy through borrowing from a credit facility, although it may engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage. The Fund is not permitted to incur indebtedness unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund. The Fund may also enter into certain transactions that create leverage, such as reverse repurchase agreements, which are not subject to the asset coverage requirements set out above so long as the Fund establishes in a segregated account cash or other liquid securities equal to the Fund's obligations in respect of such transactions or enters into other transactions offsetting the Fund's obligations in respect to such transactions.
The Fund may engage in leverage through the issuance of preferred stock. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the Fund will have an asset coverage ratio of at least 200%. In general, the term "asset coverage" for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred stock. The involuntary liquidation preference refers to the amount to which the preferred stock would be entitled on the involuntary liquidation of the Fund in preference to a security junior to it.
Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund's investment manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies; however, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Fund's investment manager currently does not believe that such restrictions would significantly impact its management of the Fund.	X
Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.	X

	Applies to AEF	Applies to GRR
Preferred Stock
The Fund may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.	X
Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.	X	X
Financials Sector Risk
To the extent that the financial sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.	X	X
Small-Cap Securities Risk
In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.	X
Valuation Risk
The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Investment Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund's portfolio may change on days when shareholders are not be able to purchase or sell that Fund's shares on the exchange in which the Fund is listed.	X	X
Credit Risk
Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund's investments in debt securities will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers.	X	X

	Applies to AEF	Applies to GRR
Interest Rate Risk
Generally, when market interest rates rise, the prices of debt securities fall, and vice versa. Interest rate risk is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt securities generally fluctuate more than prices of short-term debt securities as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.	X	X
Temporary Investments The use of temporary investments for defensive purposes prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.	X	X
Asian Risk
Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. With respect to GRR, the Fund may be more volatile than a fund which is broadly diversified geographically.	X	X
Equity-Linked Debt Securities
The Fund may invest in equity-linked debt securities, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the debt security, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the debt security may return a lower amount at maturity. The trading price of an equity-linked debt security also depends on the value of the linked security(ies). Equity-linked debt securities involve further risks associated with:
• purchases and sales of debt securities, including the possibility that exchange rate fluctuations may negatively affect the value of a debt security and
• the credit quality of the debt security's issuer.
Equity-linked debt securities are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked debt securities refer only to the issuer's creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.		X

	Applies to AEF	Applies to GRR
China Securities
The Fund may invest in securities of Chinese companies as part of its investment strategy to invest in securities of emerging market companies. In addition to the risks listed above under "Developing and Emerging Markets Risk" and "Foreign Securities Risk," investing in certain countries, such as China, may present additional risks. The Fund may invest directly or indirectly in Chinese domestic securities markets via various channels, including through institutions that have obtained qualified foreign institutional investor ("QFII") or Renminbi qualified foreign institutional investor ("RQFII") status, within certain investment quotas as approved under and subject to applicable Chinese regulatory requirements, and through the Stock Connect Programs (defined below). Other than risks involved in investments on an international basis and in emerging markets, as well as other risks of investments generally as described within this section which are applicable to investments in China, investors should also note the additional specific risks below.
The Fund may desire to invest directly in Chinese domestic securities markets through the QFII or RQFII scheme. The Fund will be impacted by the rules and restrictions (including rules on investment restrictions, minimum investment holding periods, and repatriation of principal and profits), which may consequently have an adverse impact on the liquidity and/or investment performance of the Fund. The QFII/RQFII Regulations which regulate investments in China are relatively new, novel in nature and may be subject to further revisions in the future. There is no assurance whether future revisions to the QFII/RQFII Regulations or their application may or may not adversely affect a fund's investments in China.
Investments by the Fund may be made and held through the QFII/RQFII quota granted to an advisory affiliate of the Fund's investment adviser, AAMAL, providing services to the Fund pursuant to the Memorandum of Understanding. The QFII/RQFII Regulations apply to QFII/RQFII quotas which may be obtained by AAMAL from time to time for the Fund or other investors as a whole, and not simply to investments made by the Fund. There can be no assurance that AAMAL will be able to obtain access to a sufficient QFII/RQFII quota to meet all proposed investments of the Fund. Should AAMAL lose its QFII/RQFII status, or AAMAL's QFII/RQFII quota be revoked or reduced, the Fund may not be able to invest in QFII/RQFII eligible securities. Likewise, limits on investments in China A-Shares are applied in relation to the QFII/RQFII quota held by AAMAL as a whole. Hence, the ability of the Fund to make investments and/or repatriate monies from AAMAL's QFII/RQFII quota may be affected adversely by the investments, performance and/or repatriation of monies invested by other investors utilizing any additional QFII/RQFII quota obtained by AAMAL in the future.
According to the China regulations and market practice, the securities and cash accounts for a fund's investments in China through QFII/RQFII quotas are to be maintained in the name of "the full name of the license-holder—the name of the Fund". As a result, there is a risk that creditors of AAMAL or its affiliate, as license-holder, may incorrectly assume that the Fund's assets belong to AAMAL or the affiliate and such creditors may seek to gain control of the Fund's assets to meet AAMAL's or the affiliate's liabilities owed to such creditors.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Fund.
The Fund may also invest in China through "Stock Connect Programs" (defined below). In recent years, non-Chinese investors, such as the Fund, has been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, "Stock Connect Programs"). Investing in China A shares through Stock Connect Programs may be limited by quota and repatriation restrictions. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.	X	X

	Applies to AEF	Applies to GRR
Latin American Market Risk
The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.	X
Risks of Foreign Investments in Certain Southeast Asian Countries
Investments in ASEAN countries, such as Thailand, Indonesia and the Philippines may involve political and economic risks of the type described above for investments in Asian securities. In particular, all three countries have in the recent past experienced political and social upheavals, although there are no conflicts currently under way which appear to represent an imminent threat to the stability of the central government in any of the countries. These factors, among others, will be considered by the investment adviser when and if any investment is to be made in securities of companies impacted by those economies.		X
Risks of Investing in Singapore
Investments in Singaporean issuers may subject the Fund to legal, regulatory, political, currency and economic risks specific to Singapore. Specifically, political and economic developments of its neighbors may have an adverse effect on Singapore's economy. In addition, because its economy is export driven, Singapore relies heavily on its trading partners. China is a major purchaser of Singapore's exports and serves as a source of Singapore's imports. Singapore derives a significant portion of its foreign investments from China. Singapore also has substantial economic exposure to Malaysia, Hong Kong, and the United States. As a result, Singapore's economy is susceptible to fluctuations in the world economy. A downturn in the economies of China, Malaysia, Hong Kong, or the United States, among other countries or regions, could adversely affect Singapore's economy. In addition, Singapore's economy may be particularly vulnerable to external market changes due to its smaller size.		X
Investment in Other Investment Companies Risk
As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.		X
Short Sale Risk
In a short sale, the Fund may sell a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. The Fund's potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for any reason, to close out its short position. A loss on a short sale is increased by the amount of the premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.
The Fund's performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed prior to the end of the term of the short sale and the Fund was unable to borrow the securities from another securities lender.		X

	Applies to AEF	Applies to GRR
Tax Risk
The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (the "IRS"). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.		X
When-Issued and Delayed Delivery Securities Risk
When-issued and delayed delivery securities include the purchase or sale of securities for delivery at a future date. The market value may change before delivery.		X
High Portfolio Turnover Risk
A Fund that engages in active and frequent trading of portfolio securities, which would result in a higher portfolio turnover rate, may incur increased costs, which can lower the actual return of the Fund. High portfolio turnover may also increase short term gains and losses, which may affect taxes that must be paid.	X

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of June 30, 2017

The following tables illustrate the anticipated difference in the Total Expense Ratio for the shareholders of GRR expected as a result of the GRR Reorganization. The tables set forth (i) the Total Expense Ratio for GRR for the 12-month period ended June 30, 2017; (ii) the pro forma Total Expense Ratio for the Combined Fund, both pre and post a 50% reduction in assets as a result of the estimated capital gain distributions and tender offer, assuming all of the Reorganizations had taken place on June 30, 2017, which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the Reorganizations that would result in the lowest Total Expense Ratio for the Combined Fund; and (iii) the pro forma Total Expense Ratio for the Combined Fund, both pre and post a 50% reduction in assets as a result of the estimated capital gain distributions and tender offer, assuming only the Reorganization of GRR into the Acquiring Fund had taken place on June 30, 2017. The Total Expense Ratio includes estimated costs associated with the Combined Fund's anticipated use of leverage. For this purpose, the Total Expense Ratio assumes a rate of leverage of 10% of the Combined Fund's total assets at an annual interest rate of 2.30%, which rate is based on market rates as of the date of this Proxy Statement/Prospectus.

The level of expense savings will vary depending on the combination of the proposed Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings will be realized. Because each of the Reorganizations may occur whether or not the other Reorganizations are approved, several combinations are possible and the pro forma effects on operating expenses for all possible combinations are not illustrated in the table below. The scenarios presented below, however, capture the high and low range of possible pro forma outcomes.

The completion of the GRR Reorganization would result in a reduced Gross Total Expense Ratio and Net Total Expense Ratio for shareholders because certain fixed administrative costs would be spread across the Combined Fund's larger asset base. In addition, the Investment Adviser has contractually agreed to cap the Combined Fund's expenses at 1.20% (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) for a period of two years from the closing of the first Reorganization, as reflected in the Net Total Expense Ratio.

The following table shows GRR's current expenses, as a percentage of net assets attributable to common shares, for the twelve months ended June 30, 2017 and shows the estimated pro forma expenses, as a percentage of net assets attributable to common shares, for the Combined Fund based on each Fund's assets as of June 30, 2017.

Shareholder Transaction Expenses	GRR	CH	Pro forma Combined Fund (GRR into AEF) Pre-Tender Offer(b)	Pro forma Combined Fund (All Target Funds into AEF) Pre-Tender Offer(b)	Pro forma Combined Fund (GRR into AEF) Post-Tender Offer (50%)(b)	Pro forma Combined Fund (All Target Funds into AEF) Post-Tender Offer (50%)(b)
Maximum Sales Load imposed on purchases of common shares(a)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees(c)
Direct Stock Purchase Plan Fees
One-time enrollment fee	N/A	$10	$10	$10	$10	$10
Transaction fee per purchase (per share)	$0.03	$0.02	$0.02	$0.02	$0.02	$0.02
Fee for cash purchase by check	N/A	$5	$5	$5	$5	$5
One-time fee for online bank debit	N/A	$5	$5	$5	$5	$5
Fee for auto debit from checking/ savings account	N/A	$2.50	$2.50	$2.50	$2.50	$2.50
Dividend Reinvestment Plan Fees
Transaction fee per sale (per share)	$0.12	$0.12	$0.12	$0.12	$0.12	$0.12
Fee for sale by batch order	$15	$10	$10	$10	$10	$10
Fee for sale by market order	N/A	$25	$25	$25	$25	$25
DRP transaction fee (per share)(d)	$0.03	$0.02	$0.02	$0.02	$0.02	$0.02

Shareholder Transaction Expenses	GRR		CH		Pro forma Combined Fund (GRR into AEF) Pre-Tender Offer(b)		Pro forma Combined Fund (All Target Funds into AEF) Pre-Tender Offer(b)		Pro forma Combined Fund (GRR into AEF) Post-Tender Offer (50%)(b)		Pro forma Combined Fund (All Target Funds into AEF) Post-Tender Offer (50%)(b)
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees	1.00%		1.02%		0.90%		0.81%		0.90%		0.86%
Interest Payments on Borrowed Funds	0.00	%(e)	0.00	%(e)	0.23	%(f)	0.23	%(f)	0.23	%(f)	0.23	%(f)
Other Expenses	1.28%		1.60%		0.58%		0.34%		0.82%		0.45%
Total Annual Fund Operating Expenses	2.28%		2.62%		1.71%		1.38%		1.95%		1.54%
Less: Expense Waivers	0.16	%(g)	0.21	%(g)	0.24	%(h)	0.00	%(h)	0.47	%(h)	0.08	%(h)
Total Annual Fund Operating Expenses After Expense Waivers	2.12%		2.41%		1.47%		1.38%		1.48%		1.46%

  (a)  No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the GRR Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE or NYSE American through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

  (b)  Assumes the Reorganizations had taken place on June 30, 2017.

  (c)  Pursuant to each Fund's dividend reinvestment and direct stock purchase plan or dividend reinvestment plan, as applicable, shareholders of each Fund who participate in such plan may be subject to a one-time enrollment fee and/or fees on certain transactions, as noted herein. Please see the section "DIVIDEND REINVESTMENT PLANS" in this Proxy Statement/Prospectus for more detail about each Fund's dividend reinvestment and direct stock purchase plan or dividend reinvestment plan, as applicable.

  (d)  The Dividend Reinvestment Plan (or DRP) transaction fee includes any and all brokerage commissions incurred by the plan agent as a result of open market purchases made in connection with the reinvestment of dividends and distributions.

  (e)  GRR and CH do not use leverage.

  (f)  Assumes a rate of leverage of 10% of the Combined Fund's total assets at an annual interest rate of 2.30%, which rate is based on market rates as of the date of this Proxy Statement/Prospectus.

  (g)  AAMAL, as investment adviser to GRR, and AAML, as investment adviser to CH, have each entered into a written contract with the relevant Fund to waive or limit certain fees. AAML has entered into a written contract with GRR to limit total ordinary operating expenses from exceeding 2.00% of the average weekly Managed Assets of GRR on an annualized basis through December 19, 2018, excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses. AAML has entered into a written contract with CH to waive a portion of its management fee, which waiver may not be terminated prior to the end of the current term of each Fund's advisory agreement. In addition, AAMI, the investor relations services agent to GRR and CH, has capped investor relations fees paid by each of GRR and CH to an annual rate of 0.05% of GRR's and CH's average weekly net assets.

  (h)  In connection with the proposed Reorganizations, the Investment Adviser has contractually agreed to limit the total operating expenses of the Combined Fund (excluding leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.20% of the average weekly net assets of the Fund on an annualized basis for a period two years from the closing of the first Reorganization. The Combined Fund will be authorized to reimburse the Investment Adviser for management fees previously limited and/or for expenses previously paid by the Investment Adviser, provided, however, that (i) any reimbursements must be paid at a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses and (ii) the reimbursements do not cause the Combined Fund to exceed the lesser of (x) the applicable expense limitation in the contract at the time the fees were limited or expenses were paid or (y) the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Adviser.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma with the costs of investing in GRR prior to the GRR Reorganization. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio (including leverage costs, if applicable) for GRR set forth in the Total Expenses table above and (2) a 5% annual return throughout the period. The Total Expense Ratio for each Pro Forma Combined Fund includes estimated leverage costs assuming the use of leverage in the amount of 10% of the Combined Fund's total assets at an annual interest rate of 2.30%.

	1 Year	3 Years	5 Years	10 Years
GRR	$22	$70	$121	$260
Pro Forma Combined Fund (All Target Funds into AEF) Pre-Tender Offer	$14	$44	$76	$166
Pro Forma Combined Fund (GRR into AEF) Pre-Tender Offer	$15	$49	$88	$198
Pro Forma Combined Fund (All Target Funds into AEF) After 50% Reduction in Assets	$15	$47	$82	$182
Pro Forma Combined Fund (GRR into AEF) After 50% Reduction in Assets	$15	$52	$96	$220

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

The estimated Net Total Expense Ratio for the Combined Fund set out in the tables above include the estimated costs associated with the Combined Fund's anticipated use of leverage, but do not take into account the increase in assets that would result from the Combined Fund's use of leverage. Assuming that all Reorganizations take place, if the Combined Fund's assets were increased to include assets acquired with leverage, the Gross Total Expense Ratio and Net Total Expense Ratio of the Combined Fund are estimated to be 1.40% and 1.32%, respectively, post-tender offer (assuming a maximum reduction in the Combined Fund's net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017.

The change in the Net Total Expense Ratio for the shareholders of GRR is shown in the following table, post-tender offer, including estimated leverage costs of the Combined Fund:

	Net TER for 12 months ended June 30, 2017 (no leverage costs)*	Estimated Net TER for Combined Fund (including leverage costs and after 50% reduction in assets)**	Difference
GRR	2.12%	1.46%	-0.66%

  *  GRR does not currently use leverage.

  **  The Investment Adviser has contractually agreed to cap expenses of the Combined Fund to 1.20% (excluding leverage costs, taxes, and non-routine/extraordinary expenses).

Because of the expected benefits of the consolidation to each of the Funds, the Funds will be responsible for their own Reorganization expenses. GRR and each other Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in "Other Expenses," including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's board, expenses incurred in connection with the preparation of the reorganization agreements and the registration statements on Form N-14, the printing and distribution of the Proxy Statement/Prospectuses and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, audit fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately, based on relative net assets.

GRR has a contractual expense limitation agreement in place with AAMAL. To the extent that GRR's expenses exceed its expense limit, AAMAL will bear such expenses, including expenses described above related to the GRR Reorganization. Currently, GRR is operating above its expense limit so it is anticipated that AAMAL will bear GRR's Reorganization expenses.

The expenses of the GRR Reorganization are estimated to as follows:

Target Fund	Total Reorganization Expenses	Reorganization Expense Per Share
GRR	$475,000	$0.14	*

  *  Will be borne by AAMAL to the extent such costs exceed GRR's contractual expense limitation.

In addition, GRR will bear portfolio transaction costs associated with selling portfolio securities in advance of the GRR Reorganization in circumstances where local-market restrictions do not permit the in-kind transfer of such securities to the Acquiring Fund, and possibly the purchase of new securities that are in line with the Acquiring Fund's investment strategy. These estimated costs are shown in the table below; however, the final amount of such costs will depend on market conditions at the time such sales and purchases are made.

Target Fund	Total Portfolio Transaction Costs	Portfolio Transaction Costs per Share
GRR	$34,900	$0.010

Further, the Combined Fund will be required to rebalance its portfolio after the Reorganizations are consummated, the portfolio transactions costs of which will be shared by all shareholders of the Combined Fund. Such costs are estimated to be $2,420,000 or $0.02 per share; however, the final amount of such costs will depend on market conditions at the time such sales and purchases are made.

The actual costs associated with the proposed GRR Reorganization may be more or less than the estimated costs discussed herein.

Neither the Funds nor their investment advisers or their affiliates will pay any direct expenses of shareholders arising out of or in connection with a Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization).

REASONS FOR THE GRR REORGANIZATION

Based on the considerations below, among others, the Board of GRR (the "Board"), including the Independent Directors, has determined that the GRR Reorganization would be in the best interests of GRR and that the interests of GRR's existing shareholders would not be diluted as a result of the GRR Reorganization. The Board approved the GRR Reorganization and recommends that the GRR shareholders approve it. The board of the Acquiring Fund (the "Acquiring Fund Board") also approved the GRR Reorganization and determined that the GRR Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of the GRR Reorganization.

Background and Reasons for the Proposed GRR Reorganization

GRR was initially launched at a time when options for investors to obtain investment exposure to the types of securities in which GRR invests were limited. The markets in which GRR invests have evolved over time and there now are multiple ways in which investors can obtain that exposure. For example, American Depositary Receipts, exchange-traded funds, and open-end funds provide access to such investments. In addition, GRR's shares have tended to trade in recent years at prices that are below its NAV per share.

GRR commenced operations on November 29, 1993. AAMAL assumed responsibility as GRR's investment adviser on December 19, 2011. Among the factors considered by the Board in recommending AAMAL's engagement as GRR's investment adviser to GRR shareholders for approval at that time was AAMAL's familiarity with measures intended to increase closed-end fund assets, including rights offerings and non-dilutive follow-on offerings, where appropriate, and issues pertaining to closed-end fund discounts. Over the years, the Board, with the assistance of GRR's previous investment advisers and then AAMAL, has regularly analyzed options to address GRR's discount. As a result of those efforts, GRR has taken certain actions to address the discount, including conducting periodic tender offers, adopting for a period of time an interval structure and implementing share buyback programs. These actions have not eliminated GRR's discount nor have they reduced substantially the discount for significant periods of time. Moreover, at times, the need to maintain liquidity to meet GRR's tender offer and share buyback obligations has constrained GRR's ability to execute its investment program. Institutional investors have accumulated significant holdings in GRR. In particular, CoL, an activist investor, held of record about 32% of GRR's shares at September 30, 2017. Given the size of these holdings, GRR is vulnerable to institutional shareholder proposals that could be costly, distracting to management, and potentially detrimental to other investors. In addition, the actions taken to address GRR's discount (as well as, during certain periods, depreciation in the value of the Fund's assets) have resulted in a reduction of GRR's assets from a fiscal year-end high of $284.91 million as of October 31, 1994 to its current $47.42 million as of December 5, 2017 and reduced the Board's flexibility to consider additional efforts to address GRR's discount that might further reduce the fund's assets.

One impact of the small size of GRR is a total expense ratio that is high when compared to total expense ratios of comparable funds, and which would be even higher in the absence of voluntary expense limitation arrangements currently in effect with AAMAL. There is no assurance that the GRR expense limitation arrangements will be continued in the future. GRR's high expense ratio operates to adversely affect its investment returns. In light of, among other things, the changes in the markets, GRR's small size and consequent higher expense ratio relative to comparable funds, and continuing vulnerability to institutional shareholder activism and proposals, the Board during 2016 asked Aberdeen to identify strategic options for the future of GRR. In December 2016, Aberdeen presented to the Board an analysis of the strategic options (the "Initial Strategic Options") that were then available to GRR, which consisted of liquidation, conversion to an open-end structure on a standalone basis, or merger into an existing open-end emerging markets fund managed by AAMI, an affiliate of AAMAL. In June 2017, Aberdeen identified an additional option to the Initial Strategic Options. In this regard, Aberdeen advised the Board that AAMAL and AAML were pursuing a consolidation of several smaller regional and country funds both under its management and not under its management ("Other Target Funds") into one fund, which would be restructured to have an emerging markets equity income strategy. The GRR Reorganization proposal included conducting a post-GRR Reorganization tender offer (for purposes of this section, the "Reorganization Tender Offer") and a post-GRR Reorganization capital gains distribution (for purposes of this section, "Reorganization Distribution") to provide liquidity to GRR shareholders. The Board asked for further information and analyses supporting this new strategic option and for the Initial Strategic Options. (The GRR Reorganization and the Initial Strategic Options collectively are heretofore referred to as the "Strategic Options.") In light of the inherent conflict for AAMAL and its affiliates in recommending the Strategic Options, the Board determined that it would be helpful and appropriate to engage an experienced independent consultant (the "Consultant") to work with counsel to the Independent Directors ("independent counsel") to assist the Board in its evaluation. As part of its engagement, the Consultant was asked by the Board to identify possible appropriate open-end and closed-end merger candidates outside the Aberdeen complex of mutual funds. The Board subsequently determined, with the input of the Consultant and independent counsel, that another appropriate fund, open- or closed-end, would not likely be interested in a merger with GRR because of its small size and the costs, time, and attention that would be required to effect such a transaction and, in any event, that GRR likely would be required to bear the costs of any such transaction by an interested party. Under the circumstances, the Board determined to pursue the Strategic Options because, in its judgment, the Strategic Options represented more realistic outcomes for the future of GRR than the pursuit of a merger transaction outside of the Aberdeen complex with attendant costs to GRR.

In connection with the Board's evaluation of the Strategic Options, Aberdeen advised the Board that it would be difficult, if not impossible, to obtain the shareholder vote necessary to implement the GRR Reorganization, or any of the other Strategic Options, without the support of CoL. The Board, therefore, authorized Aberdeen on August 8, 2017 to enter into a non-disclosure agreement with CoL for purposes of discussing and determining its support for the GRR Reorganization.

Throughout the period from Aberdeen's first presentation to the Board of the GRR Reorganization proposal to the Board's receipt of the formal proposal to effect the GRR Reorganization at a Board meeting on October 26, 2017 (the "Evaluation Meeting"), the Board discussed the GRR Reorganization in detail with Aberdeen, including the range of sizes of the Reorganization Tender Offer and the Reorganization Distribution, taking into consideration Aberdeen's belief that the size of the Reorganization Tender Offer and the Reorganization Distribution should be limited so that the Acquiring Fund maintains sufficient assets in order to achieve certain benefits of the GRR Reorganization. At the same time, Aberdeen was of the view that a

Reorganization Tender Offer of a meaningful size and a significant Reorganization Distribution would be needed to obtain the support of GRR investors.

Board Considerations Relating to the GRR Reorganization

At the Evaluation Meeting, the Board assessed the GRR Reorganization proposal and agreed to take the following actions requested by Aberdeen:

1. Approve the GRR Reorganization;

2. Approve the Reorganization Agreement; and

3. Approve the dissolution of GRR following completion of the GRR Reorganization.

In connection with the Evaluation Meeting, the Board was advised by Aberdeen that the Other Target Funds and the Acquiring Fund had negotiated and entered into a Standstill Agreement, dated October 3, 2017, which, among other things, contractually requires that the Acquiring Fund commence the Reorganization Tender Offer for shares of the Combined Fund at 99% of NAV in an amount that, together with the Reorganization Distribution, will aggregate up to a maximum distribution of 50% and not less than 40% of the net assets of the Combined Fund. The size and final terms of the Reorganization Tender Offer and the Reorganization Distribution will be determined by the Combined Fund Board at a date following the closing of the GRR Reorganization.

In addition to the agreement to conduct each of the Reorganization Tender Offer and the Reorganization Distribution on the terms described above, the Board was advised by Aberdeen that the Standstill Agreement requires the Combined Fund to establish a targeted discount policy (the "Targeted Discount Policy") that will seek to manage the Combined Fund's discount by: (1) committing the Combined Fund to buy back shares in the open market when the Combined Fund's shares trade at a discount of 10% or more to NAV; and (2) undertaking, subject to the fiduciary responsibilities of the Combined Fund Board, a 15% tender offer (the "Standstill Tender Offer") if the average discount exceeds 11% over any rolling twelve-month period, commencing on the closing of the consolidation and ending on December 31, 2019, provided that the Combined Fund will not be required to conduct more than one tender offer during the period pursuant to this provision. Under the Standstill Agreement, the Combined Fund's expense ratio will be capped at 1.20% through December 31, 2019 (excluding leverage costs, taxes, and non-routine/extraordinary expenses).

Pursuant to the Standstill Agreement, CoL has agreed to (1) submit for tender all shares of the Combined Fund beneficially owned by it in the proposed Standstill Tender Offer, (2) vote all shares beneficially owned in the Other Target Funds in favor of all Director nominees and proposals submitted at the 2018 special and/or annual meetings to effect the consolidation, (3) vote all Combined Fund shares beneficially owned by it following the closing of the Reorganizations in favor of any Director nominees submitted at a shareholder meeting with respect to which the Board recommends a vote in favor and against any proposal or Director nominee with respect to which the Board recommends a vote against through December 31, 2019, and (4) be bound by certain "standstill" covenants through December 31, 2019. In the event that CoL submits its shares in the tender offer and the tender offer is oversubscribed, the shares submitted by CoL will be accepted by the Combined Fund pro rata according to the same percentage accepted by the Combined Fund for all other tendering shareholders.

If one or more of the Other Target Funds fails to complete its involvement in the consolidation on or before the end of the second calendar quarter of 2018, or the Combined Fund fails to complete the Standstill Tender Offer and to distribute the proceeds of the Standstill Tender Offer in cash to the Other Target Funds shareholders on or before the end of the third calendar quarter of 2018, the Standstill Agreement will terminate and be of no further force or effect unless the parties agree to extend the time period for such actions. The Standstill Agreement will remain in full force and effect until the earliest of: (i) the expiration of the standstill period (December 31, 2019), (ii) the termination of the Standstill Agreement as described above, or (iii) such other date mutually agreed upon in writing among CoL, the Acquiring Fund, and the Other Target Funds. At the Evaluation Meeting, the Board was asked by Aberdeen to consider approving the addition of GRR as a party to the Standstill Agreement. The Board determined not to authorize the addition of GRR to the Standstill Agreement because, in the Board's judgment, it was unnecessary for GRR to become a party to the Standstill Agreement in order to participate in the GRR Reorganization on the same terms as the Other Target Funds; CoL already had expressed its support for the GRR Reorganization and was likely to vote its GRR shares in favor of the GRR Reorganization; and certain provisions of the Standstill Agreement were unclear when applied to GRR in light of GRR's lack of involvement in the negotiation of the Standstill Agreement.

Prior to the Evaluation Meeting, the Board considered the Strategic Options over a series of meetings on May 9, 2017, June 29, 2017, August 8, 2017, and October 20, 2017 (collectively, the "Meetings"). In preparation for the Meetings, Aberdeen prepared and provided to the Board detailed information regarding the GRR Reorganization, including the rationale therefor, and comparative analyses of the benefits and disadvantages to GRR of all Strategic Options. During the period of the Meetings, the Board requested additional information relevant to its evaluation of the Strategic Options. At the Meetings, the Independent Directors met in executive sessions with their independent counsel, with no representatives of Aberdeen present, to discuss the Strategic Options. Also prior to the Evaluation Meeting, the Board received a memorandum from counsel to GRR regarding its responsibilities in evaluating the GRR Reorganization and factors to be considered by the Board in its evaluations. The Independent Directors separately received a similar memorandum from independent counsel, together with its analysis of the "pros and cons" of each of the Strategic Options. The Board evaluated the GRR Reorganization independently of the boards of the Other Target Funds and the Acquiring Fund in light of GRR's particular facts and circumstances and in comparison to the other Strategic Options. The Board did not meet with, consult with, or discuss the GRR Reorganization with the board of any Other Target Fund or the Acquiring Fund prior to the Evaluation Meeting.

As a preliminary matter, the Board, in evaluating Strategic Options, took into account that GRR shareholders in pursuing their investment goals and objectives likely purchased their shares in GRR with an understanding of the positive and negative characteristics of GRR's closed-end structure, including the common occurrence of discounts in closed-end fund shares, and based upon the reputation, investment style, philosophy, and strategy of AAMAL, as well as the resources available to AAMAL. The Board noted its continuing belief that a closed-end fund structure offers advantages compared to an open-end structure, especially when investing in emerging capital markets. In this regard, open-end funds must maintain sufficient liquidity to meet their redemption obligations. Closed-end funds, on the other hand, may remain fully invested and invest in less liquid securities without consideration of redemption obligations, and exchange-listed closed-end funds offer an opportunity to investors for intra-day trading on an exchange. Closed-end funds also may use leverage in the conduct of investment programs.

A number of other factors, positive and negative, were considered by the Board at the Meetings, including the following:

•  alternatives to the GRR Reorganization;

•  provision of liquidity events;

•  potential for improved economies of scale and a lower total expense ratio than GRR;

•  possible effects of the GRR Reorganization on GRR's discount to NAV;

•  changes in GRR's investment objective, policies, and related risks;

•  absence of a performance history for the emerging markets equity income strategy of the Combined Fund;

•  potential effect on dividend yield;

•  continuity in investment advisory services;

•  potential for improved secondary market trading;

•  potential for operating and administrative efficiencies;

•  anticipated tax-free nature and other tax impacts of the GRR Reorganization;

•  potential effects on GRR's capital loss carryforwards;

•  effects on GRR's undistributed net investment income and capital gains and tax consequences for GRR investors;

•  confirmation that AAMAL will pay costs of GRR Reorganization for GRR through the operation of the current expense limitation arrangements;

•  terms and conditions of the GRR Reorganization and whether the GRR Reorganization would dilute the interests of GRR's shareholders;

•  effect of the GRR Reorganization on shareholder rights;

•  different board supervision of the Combined Fund;

•  institutional shareholder support for the GRR Reorganization; and

•  potential benefits of the GRR Reorganization to AAMAL and its affiliates.

In considering the above factors, the Board, as noted above, requested and reviewed comprehensive information prepared by Aberdeen regarding the Strategic Options and took into account Aberdeen's beliefs and recommendations. The Independent Directors again considered the Consultant's analysis of the Initial Strategic Options and the "pros and cons" analysis of each of the Strategic Options, including the GRR Reorganization, prepared by their independent counsel. Each of the factors set forth above is discussed below.

Alternatives to the GRR Reorganization. The Board, in reaching its determination that the GRR Reorganization would be in the best interests of GRR and its shareholders, considered the Initial Strategic Options—liquidating GRR, merging GRR with an existing open-end investment company with an emerging markets equity mandate and managed by either AAMAL or an affiliate of AAMAL, or converting GRR to an open-end investment company on a standalone basis. The Board determined that, compared to the Initial Strategic Options, the GRR Reorganization represented the most reasonable prospect for GRR investors to continue to pursue their investment goals and objectives with the advantages afforded by the exchange-listed closed-end structure that they presumably had chosen when purchasing their GRR shares, with a potentially more desirable but compatible investment program managed by an affiliate of AAMAL, and on terms and conditions, as well as with costs and tax consequences to GRR investors that, overall, would be more advantageous than the other Strategic Options, while providing significant, though not complete, liquidity events to those GRR investors not wishing to invest in the Combined Fund.

Liquidity Events. The GRR Reorganization, through the Reorganization Tender Offer and the Reorganization Distribution, will provide significant, though not complete, liquidity events at or near the Combined Fund's net asset value per share for Combined Fund shareholders following the closing of the GRR Reorganization. The Standstill Tender Offer may provide an additional liquidity event if required by the Standstill Agreement.

Potential for Improved Economies of Scale and a Lower Total Expense Ratio. The Board considered information prepared and provided by Aberdeen as to the fees and total expense ratio of GRR relative to the fees and estimated total expense ratio of the Combined Fund. The contractual management fee rate of the Combined Fund will be:

•  0.90% of the first $250 million of the Acquiring Fund's average weekly net assets;

•  0.80% on the next $250 million; and

•  0.75% on amounts above $500 million.

The contractual management fee rate of GRR currently is:

•  1.00% of the first $500 million of GRR's average net assets;

•  0.95% on the next $500 million; and

•  0.90%% of such assets over $1 billion.

The Board also considered information presented by Aberdeen that the Combined Fund would be competitively priced relative to its peers based on data provided by Morningstar and Strategic Insight. In addition, other costs of the Combined Fund, according to Aberdeen, would be lower than those of GRR, as reflected in the estimated total expense ratio as a result of the anticipated increase in assets as a result of the GRR Reorganization and the two-year expense cap of 1.20% agreed to by AAML. The Board noted that the Combined Fund's planned use of leverage would not increase the management fee paid by the Combined Fund because AAML's fee will be paid on net assets and not total managed assets, as commonly is the case with leveraged closed-end funds.

The Board considered that the management fee of the Combined Fund will have breakpoints that are intended to reflect anticipated economies of scale in managing the Combined Fund, and that AAML intends to manage the Combined Fund in a similar fashion to other AAML accounts. Aberdeen assured the Board that AAML will work to achieve economies of scale through relationships with brokers, administrative systems, and other operational efficiencies. The Board, however, noted that because the Combined Fund will be a closed-end fund, its assets generally would grow only as a result of portfolio appreciation and the operation of a dividend reinvestment plan implemented by the Combined Fund.

The Board considered that the administration fee payable to AAML by the Combined Fund will be the same as the administration fee currently payable to AAMAL by GRR, and that the Combined Fund's custodian and sub-administrator, and the fees payable for custody and sub-administration services, will be the same as for GRR.

The Board considered information prepared and provided by Aberdeen that the GRR Reorganization would result in an estimated net total expense ratio (after waiver) for the Combined Fund of 1.12% (pre-Standstill Tender Offer) and 1.20% (post-Standstill Tender Offer), using net assets as of August 31, 2017 and assuming that all Other Target Funds take part in the consolidation that was presented to the Board, and a maximum Reorganization Tender Offer and Reorganization Distribution of 50%, compared to GRR's net total expense ratio (after waivers) of 2.03% (as of April 30, 2017). The Board also considered that GRR's total expense ratio would be higher in the absence of current voluntary expense limitation arrangements, which may be discontinued by AAMAL in the future. The Board noted the anticipated remaining assets in the Combined Fund following a reduction in assets under management due to a the Reorganization Tender Offer and Reorganization Distribution of 40% and 50%, as well as the estimated gross and net expense ratios, as shown in the following tables for different combinations of the Other Target Funds.

As of August 31, 2017	Pre-Tender	40%	50%
Assets (Aberdeen Funds only)	$880,572,449	$528,343,469	$440,286,225
Estimated Expense Ratio	1.12%	1.23%	1.28%
(net of waiver)		(1.20%)	(1.20%)

The Board considered that AAML had agreed to cap the expenses of the Combined Fund at 1.20% (excluding leverage cost, tax, and non-routine/exceptional expenses) for a period of two years from the date of the GRR Reorganization, regardless of how many Other Target Funds ultimately participated in the consolidation and that this expense cap is required by the Standstill Agreement. There can be no assurance that AAML will continue to cap the expenses of the Combined Fund after the two-year period or that future expenses will not increase. Moreover, AAML has advised the Board that the level of the Combined Fund's expense savings (or increases) will vary depending on which Other Target Funds ultimately participate in the proposed consolidation. The Board noted that the Targeted Discount Policy and the Standstill Tender Offer, if required under the Standstill Agreement, could operate to further reduce the assets of the Combined Fund and adversely affect the expense ratio of the Combined Fund.

Possible Effects on Discount to NAV. The Board considered Aberdeen's belief that, to the extent the shares of GRR are trading at a wider discount than the shares of the Combined Fund at the time of the GRR Reorganization, the Combined Fund's shareholders would have the potential for an economic benefit by the narrowing of the discount; however, there is no guarantee of a narrower discount. If GRR is trading at a narrower discount than the Combined Fund, the opposite would occur. The Board also considered that, pursuant to the terms of the Standstill Agreement, the Combined Fund will establish the Targeted Discount Policy and will also seek to manage its discount by undertaking the Standstill Tender Offer if the average discount exceeds 11% over a rolling 12-month period, commencing on the closing of the GRR Reorganization and ending on December 31, 2019; provided that the Combined Fund will only be required to conduct one tender offer pursuant to this provision during that period. There is no assurance that the Targeted Discount Policy and/or the Standstill Tender Offer, if required, would address any Combined Fund discount, while these measures may operate to reduce the assets of the Combined Fund. While the Board, based on historical information provided by the Consultant, questioned whether closed-end fund mergers, tender offers, or share buyback programs individually have significantly affected, or whether fund size has correlated with, closed-end fund discounts, Aberdeen expressed its belief that the implementation of the Targeted Discount Policy, the larger size of the Combined Fund, the higher expected distribution rate of the Combined Fund, and the broader, differentiated emerging markets growth and income investment mandate of the Combined Fund collectively have the potential for maintaining a narrower discount than GRR has tended to have. Additional factors that may result in a narrower discount for the Combined Fund than GRR are discussed below under "Potential for Improved Secondary Market Trading." Of course, there can be no guarantee that the Combined Fund will trade at a narrower discount than GRR.

Changes in Investment Objective, Policies, and Related Risks. The Board noted that, following the GRR Reorganization, GRR's shareholders will remain invested in an exchange-listed closed-end management investment company with substantially the same characteristics but with significantly greater net assets than GRR. Aberdeen observed that the greater assets of the Combined Fund compared to GRR also would enable the Combined Fund to have greater diversity of issuers and country exposure, which may reduce regional risk for the GRR shareholders.

The Board considered the differences in the investment objective and investment policies of GRR with those of the Combined Fund. The Board also considered that the Combined Fund's investment objective would be to seek to provide total return through a combination of capital appreciation and income, subject to certain approvals by the Acquiring Fund's shareholders, and the Combined Fund will seek to achieve the income component of its new objective by investing primarily in dividend-paying equity securities. The Board took into consideration Aberdeen's belief that the addition of an income component to the Acquiring Fund's investment objective and the ability to use leverage, although different from GRR's current objective and strategies, could benefit shareholders through a potentially higher dividend yield, as discussed further below. The income component of the Combined Fund's investment objective also could serve to enhance demand for the Combined Fund's shares by promoting research coverage and investor interest in the Combined Fund. Aberdeen believes that investment strategies with an income component have been appealing to retail mutual fund investors in recent years.

The Board considered the differences in principal risks between GRR and the Combined Fund. In this regard, the Board noted Aberdeen's belief that the risks to which GRR and the Combined Fund are subject are substantially the same, except that the Combined Fund will be subject to less risk of the particular region in which GRR currently invests because Asian securities will comprise a smaller proportion of the Combined Fund's portfolio compared to GRR. Conversely, the Combined Fund also would invest in other countries and regions and, as a result, the Combined Fund shareholders would become exposed to risks of countries and regions in which GRR does not currently invest. To the extent that the Combined Fund emphasizes income-producing securities, it may be subject to additional risks relating to investments in dividend-paying securities. Income provided by the Combined Fund could be affected by changes in the dividend policies of the companies in which the Combined Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Additionally, like any subset within an asset class, at times when growth stocks are in greater demand, funds that have greater exposure to dividend-paying equity securities can underperform funds that do not focus on the dividend-paying companies.

The Board considered AAML's advice that the Combined Fund currently expects to use leverage in an amount between 5% and 15% of total assets, which can help to enhance the Combined Fund's return but which also entails new risks for GRR's shareholders. In this regard, the use of leverage can enhance fund performance in periods of rising markets but can detract from performance during periods of declining markets. The Board noted that GRR may but does not currently utilize leverage for investment purposes. The Board also considered AAMI's advice that it and its affiliates have considerable experience and capabilities in the administration, management, and oversight of leverage used by certain U.S. closed-end fixed income funds.

Recognizing the differences between GRR's investment objective and principal risks and those of the Acquiring Fund, the Board nevertheless concluded that the GRR Reorganization, compared to the other Strategic Options, is in the best interest of shareholders.

Performance History of the Acquiring Fund. While the Acquiring Fund will be the legal and tax survivor of the GRR Reorganization, Aberdeen expects LAQ to be the accounting survivor. As a result, LAQ's performance history will be the performance history of the Combined Fund. In light of the lack of comparability of the investment objectives and strategies of GRR and the Combined Fund to those of LAQ, the Board gave little weight to LAQ's performance history. In response to a request from the Board, Aberdeen provided information about its experience and the experience of the advisory subsidiaries of Aberdeen Asset Management PLC in managing emerging markets growth and income strategies comparable to the investment strategy for the Combined Fund, including performance information, and expressed its confidence that it and the Aberdeen PLC advisory subsidiaries have the experience, capabilities, and resources to conduct the investment program of the Combined Fund.

Potential Effect on Dividend Yield. GRR's investment objective and program do not include an income component, but rather seek long-term capital appreciation. In seeking its investment objective, though, GRR does receive dividends and distributions. Aberdeen expects the Combined Fund's dividend yield will be higher than GRR's dividend yield, based on an analysis of the Combined Fund's model portfolio as of August 2017 and assuming 10% leverage. On this basis, the Combined Fund would have a dividend yield of 4.1% compared to GRR's dividend yield of 2.2% for the 12 months ended July 31, 2017, an increase of 1.9%.

According to Aberdeen, the Combined Fund's earnings and net investment income will be subject to many factors, including its asset mix, portfolio turnover level, amount of leverage utilized by the Fund, costs of such leverage, movement of interest rates, and general market conditions, and any distributions will be subject to the discretion of the Combined Fund. There can be no assurance that future earnings of the Combined Fund will remain constant. In addition, Aberdeen has advised the Board that the Combined Fund's future earnings may vary depending on which Other Target Funds ultimately receive shareholder approval to participate in the consolidation.

Continuity in Investment Advisory Services. As noted above, the Board in evaluating the GRR Reorganization considered that GRR shareholders likely purchased their shares based upon the reputation, investment style, philosophy, and investment strategies of AAMAL, among other factors. The Board noted that AAMAL has utilized a "team" approach for the management of GRR's portfolio. The Board also noted that an affiliate of AAMAL will serve as the investment adviser to the Acquiring Fund, which will be managed by the global emerging markets (GEM) team. The Board considered Aberdeen's advice that the GEM team includes members of GRR's portfolio management team who are, and will continue to be, an integral part of the broader GEM team, which utilizes resources based globally in Europe, Asia, and South America.

The Board considered that securities for the Acquiring Fund's portfolio would be selected by AAML from the existing universe of holdings researched and selected by the GEM team and that AAML's investment professionals manage a number of regional income-focused equity strategies within its UK closed-end fund complex. The Board reviewed performance information for those funds. The Board also considered that in providing investment advisory services, AAML may use the resources of the Aberdeen PLC affiliate subsidiaries. Aberdeen PLC affiliate subsidiaries have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from Aberdeen PLC affiliate subsidiaries may provide portfolio management, research and/or trade services to U.S. clients of AAML. Therefore, in addition to its own resources and experience, the GEM team can draw on the full global investment resources of the Aberdeen organization.

Based on the foregoing, the Board considered that the GRR Reorganization likely would provide the best opportunity for GRR investors to continue to avail themselves of the investment advisory services of the Aberdeen organization, although with a different but compatible investment objective, and to do so in the same exchange-listed closed-end format that has been utilized by GRR. Moreover, the Acquiring Fund's larger size and expected lower expense ratio present the prospect for, but do not guarantee, the enhanced investment returns for GRR investors.

The Board considered Aberdeen's advice that GRR would be required to sell securities prior to the GRR Reorganization that cannot be transferred in their local markets in order to facilitate the consolidation. The Board noted that Aberdeen has determined with the advice of the Fund's custodian and local sub-custodians that certain countries do not permit the in-kind transfer of securities from one fund to another fund such as the Acquiring Fund. The Board considered that, as of June 30, 2017, estimated brokerage and/or related trading costs for the sale of such securities are approximately 1 basis point (0.01%) of the market value of GRR's portfolio, which equates to approximately $5,804 or $0.002 per share. Based on the valuation of the securities proposed to be sold in connection with the applicable portfolio realignment at the time of the Board's consideration, Aberdeen anticipated that a taxable capital gains distribution of approximately $6.3 million (13.91% of GRR's net assets) would be made to GRR shareholders prior to the GRR Reorganization, based on information as of June 30, 2017. In addition, in order for the GRR Reorganization to qualify for tax-free treatment under U.S. law, with the proceeds of the sales of the securities that may not be transferred, GRR may need to acquire additional securities that may be transferred to the Acquiring Fund. If this is required, in order to minimize post-Reorganization transaction costs, GRR will acquire securities in accordance with the Acquiring Fund's investment objective and strategies.

In addition, the Board considered that following the closing of the GRR Reorganization, AAML will complete the realignment of the Combined Fund's portfolio to make it consistent with its new investment policies, with possible taxable capital gains distributions to Combined Fund investors. The brokerage and/or related trading costs for the portfolio realignment, as of June 30, 2017, are expected to be approximately 19 basis points (0.19%) of the estimated market value of the Combined Fund's portfolio, which equates to approximately $0.015 per share, assuming the participation of the Other Target Funds in the consolidation. The Board noted that actual costs may vary, based on market conditions at the time of realignment.

The Board considered that the Combined Fund would be required to sell portfolio securities in connection with the Reorganization Tender Offer, the costs and tax impact of which would depend on the size of the Reorganization Tender Offer. The Board also considered that the Reorganization Tender Offer would be conducted at 99% of NAV, pursuant to the Standstill Agreement, thereby offsetting to some extent the costs of the Reorganization Tender Offer.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels at or after the time the GRR Reorganization closes, the Board considered Aberdeen's belief that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than GRR, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund's shareholders when purchasing or selling Combined Fund shares, and the potential for improved premium/discount levels for the Combined Fund's common shares. The Board also considered Aberdeen's belief that the Combined Fund may experience potential benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

The Board considered that although GRR shareholders would receive some of their investments back in the Reorganization Distribution, they would be given an opportunity to further reduce their investments in the Combined Fund through the Reorganization Tender Offer if they choose to do so. GRR shareholders also may be able to sell their remaining shares in the secondary market at a potentially narrower discount than GRR is trading at currently, although there is no guarantee that the discount of the Combined Fund will be narrower than the discount of GRR at the closing of the consolidation or thereafter. The Standstill Tender Offer may provide an additional liquidity event if required by the Standstill Agreement.

Potential for Operating and Administrative Efficiencies. The Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger position sizes, more favorable transaction terms, and better trade execution.

The Board considered Aberdeen's belief that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal, and financial errors. The Board noted, however, that GRR has not experienced a significant number of reported operational, legal, or financial errors since AAMAL assumed its responsibilities in respect of GRR.

Anticipated Tax-Free GRR Reorganization. The Board noted that Aberdeen anticipates that shareholders of GRR will recognize no gain or loss for U.S. federal income tax purposes as a result of the GRR Reorganization since the GRR Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

As discussed under the caption "Continuity in Investment Advisory Services," it is expected that taxable capital gains distributions of approximately $6.3 million will be made to GRR investors prior to the closing of the GRR Reorganization (based on information as of June 30, 2017). In addition, Combined Fund investors will receive taxable capital gains distributions in connection with rebalancing the Combined Fund's portfolio and generation of cash in connection with the Reorganization Tender Offer. While difficult to estimate, as of June 2017, AAMAL expected that, assuming a maximum 50% Reorganization Tender Offer and Reorganization Distribution and that all of the Other Target Funds take part in the Reorganizations, the taxable gain distributed to Combined Fund shareholders would be 10.33% of the Combined Fund's assets, including any capital gains estimated to be generated by the realignment of the Combined Fund's portfolio, although it could be higher or lower depending on market conditions. The Board considered Aberdeen's plans to use tax equalization, whereby capital gains generated in connection with the portfolio realignment of the Combined Fund or in connection with the Reorganization Tender Offer can be deemed to have been distributed with the tender proceeds.

Capital Loss Carryforwards Considerations. The Board considered Aberdeen's estimation that there will be no capital loss carryforwards of GRR at the time that the GRR Reorganization is completed.

Effects of the GRR Reorganization on Undistributed Net Investment Income and Capital Gains. The Board noted that Aberdeen expects that all of GRR's undistributed net investment income and capital gains, if any, will be distributed to GRR's shareholders prior to the GRR Reorganization if the GRR Reorganization is approved by the GRR shareholders. Based on data as of June 30, 2017, it was estimated by Aberdeen that GRR would have gains to distribute prior to the GRR Reorganization in the amount of 13.91% as a percentage of GRR's assets. This may change depending on GRR's security trading activity prior to the GRR Reorganization.

Agreement of AAMAL to pay the costs of the GRR Reorganization. The Board considered the terms and conditions of the GRR Reorganization, including the estimated costs associated with the GRR Reorganization and the allocation of such costs to GRR. The Board also considered that GRR has an expense cap in place and that GRR is currently operating well above that cap. AAMAL agreed that it would bear the costs of the GRR Reorganization for GRR through the operation of GRR's current expense cap. These costs include items such as proxy costs, notifications to shareholders, and legal costs associated with any necessary documentation to effect the GRR Reorganization. The anticipated costs for GRR are $460,000, which excludes portfolio transaction costs that will be borne by shareholders. These costs are estimates only and actual costs may be more or less. The Board noted, based on the information prepared and provided by Aberdeen, that the projected costs to be borne by GRR are less than the savings anticipated to be generated, as a result of a reduction in the total expense ratio of GRR due to the GRR Reorganization.

Terms and Conditions of the GRR Reorganization and Impact on Shareholders. The Board considered Aberdeen's advice that because the aggregate NAV (not the market value) of the shares of the Acquiring Fund that GRR shareholders will receive in the GRR Reorganization is expected to equal the aggregate NAV (not the market value) of the Acquiring Fund shares that existing shareholders owned immediately prior to the GRR Reorganization, as set forth in the Reorganization Agreement presented to the Board, the NAV of GRR shares will not be diluted as a result of the GRR Reorganization. No fractional common shares of the Acquiring Fund will be issued to shareholders in connection with the GRR Reorganization, and GRR shareholders will receive cash in lieu of such fractional shares.

Effect on Shareholder Rights. The Board noted that GRR and the Acquiring Fund each is organized as a Maryland corporation and considered a summary of the material terms of GRR's and the Acquiring Fund's respective By-laws and Articles of Incorporation.

Different Boards. The Board noted that following the closing of the GRR Reorganization, GRR (and the Board) will dissolve and the Combined Fund will operate under the supervision of the Combined Fund Board. Among other things, the Combined Fund Board ultimately will be responsible for determining the size, terms, and conditions of the Reorganization Tender Offer and the Reorganization Distribution and for implementing the Targeted Discount Policy and the Standstill Tender Offer if required by the Standstill Agreement.

Institutional Shareholder Support. While considering the interests of all GRR investors, the Board considered and gave considerable weight to the expressed support of certain institutional investors in GRR, particularly CoL, for the GRR Reorganization. As noted above, the Board considered Aberdeen's advice that it would be extremely difficult to obtain a quorum or vote in favor of any Strategic Option not supported by CoL.

Potential Benefits to AAMAL and its Affiliates. The Board considered information from Aberdeen that the GRR Reorganization may result in some benefits to AAMAL and its affiliates, including that AAMAL's affiliates would retain assets under management. The Board noted that AAMAL has agreed to a contractual expense limitation arrangement for GRR, and if the GRR Reorganization occurs as contemplated, the GRR expense limitation arrangement would terminate. This would represent a benefit to AAMAL. However, the Board also noted that Aberdeen believes that such benefit is offset by the reduction in the management fee of the Acquiring Fund, the expense limitation agreement to be entered into for the Acquiring Fund, and a reduction in the total assets under management currently expected after completion of the 40-50% Reorganization Tender Offer and Reorganization Distribution. The Board also considered Aberdeen's belief that assets would decline if a Standstill Tender Offer is required pursuant to the Standstill Agreement; however, if no consolidation were to occur, the Combined Fund more likely would be susceptible to the type of activities currently engaged in by activist shareholders of other mutual funds in the Aberdeen complex, which in certain instances have been, and could continue to be, costly to such funds.

Conclusion. The Board, including the Independent Directors, determined that, in light of GRR's facts and circumstances, including its small size and continuing vulnerability to institutional shareholder activism and proposals, the GRR Reorganization represented the most reasonable prospect among the Strategic Options for GRR shareholders to continue to pursue their investment goals and objectives within the exchange-listed closed-end fund structure that they presumably had selected when purchasing their GRR shares, with a potentially more desirable but compatible investment program managed by an affiliate of AAMAL and on terms and conditions, as well as with costs and tax consequences to GRR investors that, overall, would be more advantageous than the other Strategic Options while providing significant, though not complete, liquidity events to those GRR shareholders not wishing to invest in the Combined Fund. On that basis, the Board unanimously approved the GRR Reorganization, the Reorganization Agreement, and the dissolution of GRR following completion of the GRR Reorganization. The Board concluded that the GRR Reorganization was in the best interests of GRR and that the interests of existing shareholders of GRR will not be diluted as a result of the GRR Reorganization. This determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole with respect to GRR and its shareholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

In the event that GRR shareholders do not approve the GRR Reorganization, GRR will continue to conduct its operations as a standalone fund although the Board will consider such actions as it deems appropriate and in the best interests of GRR and its shareholders.

PROPOSAL: THE GRR REORGANIZATION

Shareholders of GRR are being asked to approve the Reorganization Agreement between GRR and the Acquiring Fund, pursuant to which GRR would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated labilities of the GRR, in exchange solely for newly issued shares of common stock of the Acquiring Fund, which will be distributed by GRR to the shareholders of GRR (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and GRR will be terminated and dissolved in accordance with its charter and Maryland law.

Pursuant to a separate proxy statement/prospectus, shareholders of six other Target Funds are also being asked to approve a reorganization agreement between each such fund and the Acquiring Fund. The Reorganizations seek to combine a total of eight funds (CH, ABE, ISL, IF, LAQ, SGF, GCH and GRR) with different, but in most cases similar, investment objectives, investment strategies and policies, investment restrictions and investment risks. Each Fund has the same or an affiliated investment adviser. See "COMPARISON OF GRR AND THE ACQUIRING FUND" for a comparison of GRR and the Acquiring Fund.

The Board of GRR, including the Independent Directors, has unanimously approved the GRR Reorganization, including the Reorganization Agreement. Assuming GRR shareholders approve the GRR Reorganization, the Acquiring Fund will acquire substantially all of GRR's assets and assume all of GRR's stated liabilities in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests or cash in lieu of fractional shares. The Acquiring Fund will list the newly issued common shares on the NYSE American. Such newly issued Acquiring Fund Shares will be distributed to GRR shareholders (although cash may be distributed in lieu of fractional common shares) and GRR will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the GRR Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective and investment strategies and policies described in this Proxy Statement/Prospectus.

As a result of the GRR Reorganization, each GRR shareholder will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the GRR Reorganization equal to the aggregate NAV (not the market value) of that shareholder's GRR common shares immediately prior to the GRR Reorganization. The NAV of GRR and the Acquiring Fund will reflect the applicable costs of the GRR Reorganization, except to the extent that such costs exceed GRR's expense limitation. The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of GRR that the shareholder held prior to the GRR Reorganization.

The Board has reviewed data presented by the Investment Adviser or its affiliates and believes that the GRR Reorganization generally would result in a reduced Total Expense Ratio for the shareholders of GRR as certain fixed administrative costs would be spread across the Combined Fund's larger asset base. In addition, the Investment Adviser has contractually agreed to cap the Combined Fund's expenses at 1.20% for a period of two years from the closing of the first Reorganization. However, the level of expense savings will vary depending on the combination of Target Funds that approve of the proposed Reorganizations and the resulting size of the Combined Fund. To the extent that one or more of the Reorganizations is not completed, but the other Reorganizations are completed, any expected expense savings by the Combined Fund or other potential benefits resulting from the Reorganizations may be reduced.

If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Adviser a monthly management fee at an annual rate of:

•  0.90% of the first $250 million of the Combined Fund's average weekly net assets;

•  0.80% on the next $250 million; and

•  0.75% on amounts above $500 million.

The table below shows the Gross Total Expense Ratios on a historical and pro forma basis for (i) GRR as of June 30, 2017; (ii) the Combined Fund, assuming all of the Reorganizations had taken place on June 30, 2017, which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the completed Reorganizations that would result in the lowest Gross Total Expense Ratio; and (ii) the Combined Fund, assuming only the Reorganization of GRR into AEF had taken place on June 30, 2017. The pro forma Gross Total Expense Ratios for the Combined Fund also assume a reduction in Combined Fund net assets of 50% post-Reorganizations as a result of the capital gain distributions and tender offer. The table below also shows the projected reduction in the Gross Total Expense Ratio experienced by the shareholders of GRR in connection with each combination of the Reorganizations.

	GRR	Pro Forma Combined Fund Pre-Tender Offer (All Target Funds into AEF)	Pro Forma Combined Fund Post-Tender Offer (All Target Funds into AEF)	Pro Forma Combined Fund Pre-Tender Offer (GRR into AEF)	Pro Forma Combined Fund Post-Tender Offer (GRR into AEF)
Gross Total Expense Ratios:	2.28%	1.38%	1.54%	1.44%	1.67%
Change in Gross Total Expense Ratios for GRR:
		decrease by 0.90%	decrease by 0.74%	decrease by 0.84%	decrease by 0.61%

The table below shows the Net Total Expense Ratios on a historical and pro forma basis for (i) the Combined Fund, assuming all of the Reorganizations had taken place on June 30, 2017, which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the completed Reorganizations that would result in the lowest Net Total Expense Ratio; and (ii) the Combined Fund, assuming only the Reorganization of GRR into AEF had taken place on June 30, 2017. The pro forma Net Total Expense Ratios for the Combined Fund also assume a reduction in Combined Fund net assets of 50% post-Reorganizations as a result of the capital gain distributions and tender offer. The table below also shows the projected reduction in the Net Total Expense Ratio experienced by the shareholders of GRR in connection with each combination of the Reorganizations.

	Pro Forma Combined Fund Pre-Tender Offer (All Target Funds into AEF)	Pro Forma Combined Fund Post-Tender Offer (All Target Funds into AEF)	Pro Forma Combined Fund Pre-Tender Offer (GRR into AEF)	Pro Forma Combined Fund Post-Tender Offer (GRR into AEF)
Net Total Expense Ratios:	1.38%	1.46%	1.47%	1.48%
Change in Net Total Expense Ratios for GRR:
	decrease by 0.74%	decrease by 0.66%	decrease by 0.65%	decrease by 0.64%

The information provided in each of the two tables above includes the estimated cost of leverage, but does not reflect the increase in assets that would result from the use of leverage. Assuming that all Reorganizations take place, if the Combined Fund's assets were increased to include assets acquired with leverage, the Gross Total Expense Ratio and Net Total Expense Ratio of the Combined Fund are estimated to be 1.40% and 1.32%, respectively, post-tender offer (assuming a maximum reduction in the Combined Fund's net assets of 50% as a result of the capital gain distributions and tender offer) on a historical and pro forma basis for the 12-month period ended June 30, 2017.

The change in the Net Total Expense Ratio for the shareholders of GRR is shown in the following table, post-tender offer, including estimated leverage costs of the Combined Fund:

	Net TER for 12 months ended June 30, 2017 (no leverage costs)*	Estimated Net TER for Combined Fund (including leverage costs and after 50% reduction in assets)**	Difference
GRR	2.12%	1.46%	-0.66%

  *  GRR does not currently use leverage.

  **  The Investment Adviser has contractually agreed to cap expenses of the Combined Fund to 1.20% (excluding leverage costs, taxes, and non-routine/extraordinary expenses).

The level of expense savings will vary depending on the combination of the Funds that approve the proposed Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings will be realized.

The benefits of the use of leverage, the Combined Fund's leverage strategy and the risks thereof are described in more detail under "Reasons for the GRR Reorganization," "Investment Objectives and Policies of the Acquiring Fund" and "Comparison of GRR and the Acquiring Fund," respectively.

In approving the proposed GRR Reorganization, the Board, including the Independent Directors, determined that participation in the GRR Reorganization is in the best interests of GRR and its shareholders and that the interests of its shareholders will not be diluted with respect to the net asset value of GRR as a result of the GRR Reorganization. Before reaching these conclusions, the Board, including the Independent Directors, engaged in a thorough review process relating to the GRR Reorganization. This determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole with respect to GRR and its shareholders, although individual Directors may have placed different weight and assigned different degrees of materiality to various factors. See "Reasons for the GRR Reorganization."

The share exchange in each Reorganization will be based on the net asset value of the Target Fund and the Acquiring Fund; therefore, shareholders would not experience dilution from a net asset value perspective. As a result of the GRR Reorganization, however, shareholders of GRR will hold a reduced percentage of ownership in the larger Combined Fund than they did in GRR.

Each Reorganization will be voted upon separately by each Target Fund's shareholders and the closing of any Reorganization is not contingent upon the approval of any other Reorganization. It is possible that shareholders of one or more Target Funds will not approve the Reorganization of their Target Fund. If this were to occur, the aggregate size of the Combined Fund would be less, perhaps materially.

If the GRR Reorganization is not approved by GRR's shareholders, GRR will continue to operate, for the time being, as a stand-alone Maryland corporation and will continue to be advised by its current investment adviser. However, the investment adviser to GRR may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board, such as liquidation or a re-solicitation of votes for the GRR Reorganization.

The GRR Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If the GRR Reorganization so qualifies, in general, shareholders of GRR will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their GRR common shares for Acquiring Fund Shares pursuant to the GRR Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, GRR will recognize no gain or loss for U.S. federal income tax purposes by reason of the GRR Reorganization, except for any gain or loss that may be required to be recognized solely as a result of the close of GRR's taxable year due to the Reorganization. It is a condition to the closing of the GRR Reorganization that GRR and the Acquiring Fund receive an opinion from Willkie Farr, dated as of the Closing Date, regarding the characterization of the GRR Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The common shares of the Acquiring Fund are listed on the NYSE American under the ticker symbol "CH" and will be listed on the NYSE American as "AEF" after the completion of the Reorganizations. The common shares of GRR are listed on the NYSE under the ticker symbol "GRR".

Shareholder approval of the GRR Reorganization requires the affirmative vote of the holders of two-thirds (66 2/3%) of the outstanding shares of GRR entitled to be cast. For additional information regarding voting requirements, see "Voting Information and Requirements."

Subject to the requisite approval of the shareholders of each Target Fund with respect to each Reorganization, it is currently expected that the Closing Date will be prior to the end of April 2018; however, this is subject to change depending on the timing of the Target Fund shareholder approvals.

Investing in the Combined Fund following the GRR Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The Board unanimously recommends that shareholders of GRR vote "FOR" the proposed GRR Reorganization.

INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND

Investment Objective

The Acquiring Fund's investment objective is to seek to provide both current income and long-term capital appreciation. The Acquiring Fund's investment objective is not fundamental, and may be changed by the Fund's Board without shareholder approval.

Investment Policies

The Acquiring Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets equity securities. If the Board of Directors elects to change this 80% policy, the Acquiring Fund will provide shareholders with at least 60 days' prior notice.

Emerging market countries for purposes of this policy include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and countries represented in the MSCI Europe Index.

The definition of equity securities includes:

•  common stock and preferred stock (including convertible preferred stock),

•  stock purchase warrants and rights,

•  equity interests in trusts and partnerships, and

•  American, Global or other types of Depositary Receipts of emerging market securities.

Determinations as to whether a company is an emerging market company will be made by the Investment Adviser based on publicly available information and inquiries made to the company.

Emerging market securities include securities that are issued by: (a) governments or government-related bodies of emerging market countries; and/or (b) companies or other issuers that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, and/or (iii) derive a majority of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries.

The Acquiring Fund may also invest without limit in those markets deemed by the Investment Adviser to be "Frontier" markets, which are investable markets with lower total market capitalizations and liquidity than the more developed emerging markets.

From time to time, the Acquiring Fund may have a significant amount of assets invested in securities of issuers of a single country or of a number of countries in a particular geographic region and therefore may be subject to a greater extent to risks associated therewith.

The Acquiring Fund intends to utilize leverage as part of its investment strategy through borrowings, although it may engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage. The Acquiring Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage), although the Investment Adviser currently intends to utilize leverage generally in the amount of 5% - 15% of the Acquiring Fund's total assets and does not currently expect such leverage to actively exceed 20% of total assets.

The Acquiring Fund may invest in securities of any market capitalization.

The Acquiring Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Acquiring Fund may invest in U.S. government securities without regard to this limitation. In selecting industries and companies for investment by the Acquiring Fund, the Investment Adviser will consider factors such as overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management. This policy may only be changed upon the affirmative vote of the holders of a majority of the Acquiring Fund's outstanding voting securities.

Although the Acquiring Fund will not invest 25% of more of its total assets in the securities of companies in the same industry, the Acquiring Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Acquiring Fund may invest up to 30% of its total assets in private placements of equity securities. Securities that are not publicly traded in the United States but that can be sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), will not be subject to these percentage limitations if these securities are deemed liquid pursuant to procedures adopted by the Board of Directors and delegated to the Investment Adviser. Rule 144A Securities (defined below) and Regulation S Securities (defined below) may be freely traded among certain qualified institutional investors, such as the Acquiring Fund, but their resale in the U.S. is permitted only in limited circumstances.

The governments of some emerging countries have been engaged in "privatization" programs, which involve the sale of part or all of their stakes in government owned or controlled enterprises. The Investment Adviser believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of the Acquiring Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Acquiring Fund, to participate in privatizations may be limited by local law. In addition, the terms on which the Acquiring Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

To the extent its assets are not invested as described above, the Acquiring Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and

•  short-term and medium-term debt securities of the type described below under "Temporary Investments."

The Acquiring Fund's assets may be invested in debt securities when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities to provide both current income and long-term capital appreciation.

The Acquiring Fund may invest in debt securities that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser. The Acquiring Fund may invest in securities of any maturity.

For cash management purposes, the Acquiring Fund may invest up to 25% of its net assets in certain short-term investments described below and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments.

Temporary Investments. During periods in which the Investment Adviser believes changes in economic, financial or political conditions make it advisable, the Acquiring Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. Temporary defensive positions may affect the Acquiring Fund's ability to achieve its investment objective.

The Acquiring Fund may invest in the following short-term instruments:

•  obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

•  bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

•  floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

•  obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Adviser, and

•  shares of money market funds that are authorized to invest in short-term instruments described above.

Currency Transactions. The Investment Adviser generally does not seek to hedge against declines in the value of the Acquiring Fund's non-U.S. dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, the Investment Adviser may, in its discretion, hedge all or part of the value of the Fund's non-U.S. dollar-denominated portfolio securities, although it is not obligated to do so. The Acquiring Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which its assets are denominated, unless it engages in hedging transactions.

Depositary Receipts. The Acquiring Fund may invest indirectly in securities of emerging markets country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Acquiring Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

Portfolio Turnover Rate. The Acquiring Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Acquiring Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes.

Loans of Portfolio Securities.  The Acquiring Fund's investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Acquiring Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund's total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. If the Acquiring Fund enters into a securities lending arrangement, it is expected that cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Acquiring Fund may terminate a loan after such notice period as is provided for the particular loan. The Acquiring Fund would receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Acquiring Fund would also have the option to require non-cash distributions on the loaned securities to be credited to its account.

An investment in the Acquiring Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors and Special Considerations."

Investment in the common stock of the Acquiring Fund offers the individual investor several potential benefits. The Acquiring Fund offers investors the opportunity to receive capital appreciation and income by investing in a professionally managed portfolio comprised primarily of emerging market equity securities of any capitalization, including dividend-paying equity securities. The securities for the Acquiring Fund's portfolio would all be selected from the existing universe of holdings researched and selected by the Investment Adviser's global emerging markets ("GEM") team. In rendering investment advisory services, the Investment Adviser may use the resources of subsidiaries owned by Aberdeen PLC. The Aberdeen PLC affiliates have entered into a MOU/PSP pursuant to which investment professionals from the Aberdeen PLC affiliates may render portfolio management, research and/or trade services to U.S. clients of the Investment Adviser. As such, in addition to their own extensive resource and experience, the GEM team can draw on the full global investment resources of Aberdeen PLC.

The Investment Adviser will manage the Acquiring Fund's investments in accordance with the stated investment objective, policies and limitations. The Investment Adviser, together with its affiliates, will review and provide the required resources to ensure high quality and professional management services to the Acquiring Fund. The Investment Adviser will use a team-based approach for management of the Acquiring Fund. The Investment Adviser provides professional management, which includes the extensive analysis needed to invest in emerging markets securities. As is the case with respect to the management of each of the Target Funds currently, the Investment Adviser will employ a bottom-up process based on a disciplined evaluation of companies through face-to-face visits. The Investment Adviser does not buy a stock without the investment managers having first met company management (at least once, usually multiple times) and having completed detailed notes analyzing the company's prospects.

Additionally, the Investment Adviser may seek to enhance the yield of the Acquiring Fund's common stock by leveraging the Acquiring Fund's capital structure through the borrowing of money, or potentially the issuance of short term debt securities or shares of preferred stock. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors and Special Considerations—Leverage Risk" and "Additional Investment Policies—Leverage" in this section.

The Acquiring Fund may invest in, among other things, the types of instruments described below:

Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Acquiring Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents. The Acquiring Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, the Acquiring Fund will hold the common stock at the Investment Adviser's discretion.

Convertible Securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock. A convertible debt security is not counted as an equity security for purposes of the Acquiring Fund's 80% policy.

Illiquid Securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

Preferred Stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Private Placements and Other Restricted Securities. Private placement and other restricted securities include securities that have been privately placed and are not registered under the 1933 Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S ("Regulation S Securities").

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Acquiring Fund, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Acquiring Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Acquiring Fund's limit on investments in illiquid securities.

Rights Issues and Warrants. Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are speculative and have no value if they are not exercised before the expiration date.

Additional Investment Policies

The Acquiring Fund has adopted certain policies as set forth below, which shall become effective upon the closing of the Reorganizations:

Leverage. The Acquiring Fund may utilize leverage primarily for investment purposes through borrowings from a bank, although it may engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage. The Acquiring Fund has the ability to utilize leverage through borrowing or the issuance of short term debt securities in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance), although the portfolio management team anticipates using leverage of 10% to 15% of the Fund's total assets and does not currently expect such leverage to actively exceed 20% of total assets. It is currently estimated that the Acquiring Fund would utilize leverage in the amount of 10% of its total assets. The Acquiring Fund may also utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance). There can be no assurance, however, that the Acquiring Fund will borrow or issue preferred stock in order to leverage its assets or if it does what percentage of the Fund's assets such borrowings will represent. Although the Acquiring Fund has the ability to issue debt securities and preferred stock, it does not currently anticipate issuing any debt securities or preferred stock, which would be subject to approval by the Fund's Board of Directors.

It is currently anticipated that the Acquiring Fund will utilize leverage by borrowing from a bank. Most forms of leverage that would be utilized by the Acquiring Fund, such as borrowings or the issuance of debt securities, would require Board approval prior to utilization. The Investment Adviser expects to recommend to the Acquiring Fund's Board that leverage implementation begin after the completion of any proposed tender offer, rather than immediately upon the Reorganizations. With more clarity around the size of the Combined Fund, the Investment Adviser can seek more competitive proposals from potential lenders.

The Acquiring Fund's use of leverage will not impact the fees paid to the Investment Adviser for investment advisory and management services because the Investment Adviser is paid on net assets not total assets.

Leverage involves certain risks, including that the cost of leverage may exceed the return earned by the Acquiring Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Acquiring Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. In addition, funds borrowed pursuant to a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Acquiring Fund and against the net assets of the Fund in liquidation. To the extent that it desires to do so, the Acquiring Fund may be limited in its ability to declare dividends or other distributions under the terms of various forms of leverage. In the event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Acquiring Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Acquiring Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Acquiring Fund's investment manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies; however, because the Fund's use of leverage is expected to be modest (generally 5% - 15%) and the Fund generally is not expected to engage in derivatives transactions, the Investment Adviser currently does not believe that these restrictions would significantly impact its management of the Fund. The Investment Adviser believes that the use of a modest amount of leverage would provide positive absolute return in the long term and thereby be beneficial to shareholders.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such leverage, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

The Acquiring Fund's willingness to borrow money and issue preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to correctly predict market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage by borrowings in the amount of approximately 10% of the Acquiring Fund's total assets, and an annual interest rate of 2.30% payable on such leverage based on market rates as of the date of this Proxy Statement/Prospectus, the annual return that the Acquiring Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 0.21%.

The following table is designed to illustrate the effect, on the return to a holder of common stock, of the leverage obtained by borrowings in the amount of approximately 10% of the Acquiring Fund's total assets, assuming hypothetical annual returns on the Acquiring Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Stock Return	(11.2)%	(5.7)%	(0.2)%	5.3%	10.8%

Other Investment Strategies

Debt Securities. The Fund's assets may be invested in debt securities when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for total return from long-term capital appreciation and/or income. The debt securities in which the Fund may invest include:

•  bonds,

•  notes,

•  bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances),

•  commercial paper,

•  repurchase agreements, and

•  assignments of loans and loan participations.

The Acquiring Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Investment Restrictions

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Acquiring Fund's outstanding voting securities. In the event that the Acquiring Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Acquiring Fund may not:

1.  Invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.

2.  Borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

3.  Lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Chile consistent with the Acquiring Fund's investment policies.

4.  Make short sales of securities or maintain a short position in any security.

5.  Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

6.  Underwrite securities of other issuers, except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

7.  Purchase or sell commodities or real estate, except that the Acquiring Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

In addition to the foregoing restrictions, the Acquiring Fund is subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain emerging countries in which it invests.

COMPARISON OF GRR AND THE ACQUIRING FUND

The investment objectives, investment strategies and policies, investment restrictions and investment risks of the Acquiring Fund and GRR have certain similarities and differences, which are described below. The investment objective, significant investment strategies and policies, and investment restrictions of the Acquiring Fund will be those described above under "INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND".

Investment Objectives. The investment objective of GRR is long-term capital appreciation. The investment objective of the Acquiring Fund is to seek to provide both current income and long-term capital appreciation. GRR's investment objective is fundamental and may not be changed without the approval of a majority of GRR's outstanding voting securities (as defined in the 1940 Act),while the Acquiring Fund's investment objective is not fundamental and may be changed without shareholder approval.

Investment Strategies and Policies. The investment strategies and policies of GRR and the Acquiring Fund are similar; however, there are certain important differences. While both GRR and the Acquiring Fund have a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, GRR's policy requires that such securities be issued by Asian Companies (defined below), while the Acquiring Fund's policy requires that such securities be emerging markets securities. In addition, GRR has a fundamental policy to invest at least 65% of the value of its total assets in equity securities of Asian Companies, which policy may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Acquiring Fund does not have a corresponding fundamental policy. Both Funds' investment strategies and policies limit such Fund's investments to 25% of its assets in a single industry, but a Fund may hold a significant amount of securities, from time to time, within a single market sector.

At times, GRR may achieve its investment strategies by investing in investment funds that invest principally in the securities in which GRR is authorized to invest. The Acquiring Fund does not currently intend to invest in other investment funds as part of its principal investment strategies.

The Acquiring Fund intends to utilize leverage through borrowings from banks or other transactions, such as reverse repurchase agreements, as part of its investment strategies. GRR does not employ leverage as part of its investment strategies.

The Acquiring Fund may invest up to 30% of its total assets in private placements of equity securities while GRR does not invest in private placements as part of its principal investment strategies.

GRR's investment strategies and policies permit for up to 20% of the Fund's assets to be invested in: (i) other equity securities that generate at least 25% of their revenues from business in or with Asian countries; (ii) Asian Debt Securities (defined below); and (iii) Temporary Investments (defined below). GRR is not permitted to invest in debt securities that are below investment grade while the Acquiring Fund does not have a restriction on the quality of the debt securities in which it is permitted to invest. To the extent the Acquiring Fund's assets are not invested as described above, the Fund may invest the remainder of its assets in:

•  debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•  equity or debt securities of corporate or governmental issuers located in developed countries, and

•  certain short-term and medium-term debt securities.

Each Fund's assets may be invested in debt securities when its investment adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation.

For cash management purposes, the Acquiring Fund may invest up to 25% of its net assets in certain short-term investments and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments. For temporary defensive purposes, GRR may invest without limitation in short-term securities.

The investment objective and investment strategies and policies of the Acquiring Fund are set out above under "INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND." The investment objective and investment strategies and policies of GRR are set out below.

GRR (the "Fund"): Investment Objective and Investment Strategies and Policies

The investment objective of the Fund is long-term capital appreciation. The Fund's investment objective is a fundamental policy of the Fund which may not be changed without the approval of a "majority of the Fund's outstanding voting securities" (as defined herein).

The Fund seeks to achieve its investment objective by investing primarily in equity securities of Asian Companies (as defined below). Equity securities include common and preferred stock, ADRs, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on a foreign stock exchange or in a foreign over-the-counter market.

Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in equity securities of Asian Companies. Asian Companies are companies that (i) are organized under the laws of China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other country in the Asian region (other than Japan) that in the future permits foreign investors to participate in its stock markets (collectively, "Asian Countries"), (ii) regardless of where organized, derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with Asian Countries, or (iii) have securities which are traded principally on a stock exchange in an Asian Country. The Fund's 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days' prior written notice to shareholders. As a matter of fundamental policy, under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in equity securities of Asian Companies. This policy may not be changed without the approval of a "majority of the Fund's outstanding voting securities."

Up to 20% of the Fund's total assets may be invested, subject to certain restrictions, in (i) equity securities of companies (other than companies meeting the definition of Asian Companies as defined above), regardless of where organized, which the Investment Adviser believes derive, or will derive, at least 25% of their revenues from business in or with Asian Countries; (ii) debt securities denominated in the currency of an Asian Country or issued or guaranteed by an Asian Company or the government of an Asian Country ("Asian Debt Securities"), provided, that, as a matter of nonfundamental policy, (A) not more than 10% of the Fund's total assets may be invested in Asian Debt Securities rated less than A by Moody's or S&P or, if unrated, of comparable quality as determined by the Investment Adviser and (B) none of the Fund's assets may be invested in Asian Debt Securities rated below investment grade or, if unrated, of comparable quality as determined by the Investment Adviser; and (iii) debt securities of the type described under "Temporary Investments." The Fund's assets may be invested in debt securities (other than Temporary Investments) when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation.

The Fund may invest in investment funds which invest principally in securities in which the Fund is authorized to invest. The Fund may invest in investment funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Adviser believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities. From time to time, such investment funds may be the sole or most effective available means by which the Fund may invest in equity securities of certain Asian Companies. Under the 1940 Act, the Fund is restricted in the amount it may invest in such funds.

The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. The Fund has not invested, and does not presently intend to invest, more than 25% of its total assets in securities of issuers conducting their principal business activities in the same industry, but has retained limited flexibility to do so in the future, provided certain conditions are met.

There are no prescribed limits on geographic asset distributions among Asian Countries and, from time to time, a significant portion of the Fund's assets may be invested in Asian Companies in as few as three Asian Countries. The Fund's investments in any one Asian country, in particular in Hong Kong, may exceed 25% of the Fund's total assets. To the extent that a significant portion of the Fund's assets is invested in a particular country or a small number of countries, the Fund will be subject, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the markets and to political, social or economic events in those countries. The Fund invests in established markets and companies with large capitalizations as well as newer markets and smaller companies, and the portion of the Fund's assets invested in each will vary from time to time.

Temporary Investments

The Fund may hold and/or invest its assets in cash and/or Temporary Investments (as defined below) for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets in one or more Asian Countries, the Investment Adviser determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the Fund invests in Temporary Investments, it may not achieve its investment objective.

Temporary Investments are debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign govern- mental entities to promote economic reconstruction or development ("supranational entities"); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody's or A-1 or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Adviser; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and (4) repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Adviser to be creditworthy.

Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Other Investments

Illiquid Securities. The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time. In many cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Rule 144A Securities. The Fund may purchase Rule 144A Securities for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A Securities will develop or be maintained. In promulgating Rule 144A the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function for determining liquidity to a fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Adviser the determination as to whether a particular security is liquid or illiquid.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Equity-Linked Debt Securities. The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments which the issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in equity-linked debt securities may be considered more speculative than other types of debt securities.

Additional Investment Activities

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The Fund generally will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act.

Investment Funds

The Fund may invest in investment funds other than those for which the Investment Manager or the Investment Adviser serves as investment adviser or sponsor and which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment funds will result in special U.S. federal income tax consequences.

Leverage

Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Borrowings may be secured by the Fund's assets. Temporary borrowings in an additional amount of up to 5% of the Fund's total assets may be made without regard to the foregoing limitation for temporary or emergency purposes such as clearance of portfolio transactions, share repurchases and payment of dividends.

Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund which can exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's common stock.

Risk Factors. The risks of investing in each of the Acquiring Fund and GRR are set out above under "RISK FACTORS AND SPECIAL CONSIDERATIONS." Because the Funds differ with regards to certain investment strategies and policies, some of their investment risks will be different. GRR is a diversified, closed-end investment company, while the Acquiring Fund is a non-diversified investment company and, therefore, the Acquiring Fund is subject to non-diversification risk. GRR is subject to a greater degree of the risks of investing in Asia than the Acquiring Fund, though the Acquiring Fund is exposed to risks of investing in emerging markets around the globe. The Acquiring Fund is subject to the risks relating to using leverage and investing in private placement and other restricted securities, which are not applicable to GRR.

Investment Restrictions

The Acquiring Fund and GRR have similar (but not identical) fundamental investment restrictions. A comparison of the Funds' fundamental investment restrictions is set forth in Appendix A hereto. The investment restrictions of the Combined Fund will be those of the Acquiring Fund.

MANAGEMENT OF THE FUNDS

The Boards

The board of each of GRR and the Acquiring Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Directors, a brief biography for each Director and additional information relating to each board is included in the Statement of Additional Information. GRR and the Acquiring Fund are overseen by different boards of directors. At a shareholder meeting held on January 26, 2018, shareholders of the Acquiring Fund elected three additional Directors, each of whom currently serves as a Director of one or more Target Funds, including one Director who currently serves on the Board of GRR. The term of the Director-elect who currently serves on the board of GRR will commence upon the Reorganization of GRR into the Acquiring Fund.

The Advisers

The Acquiring Fund is advised by the Investment Adviser. GRR is advised by AAMAL. Each of the Investment Adviser and AAMAL, in accordance with the applicable Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's board, manages the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund's portfolio transactions.

The contractual management fee rate of the Combined Fund will be as follows:

•  0.90% of the first $250 million of the Combined Fund's average weekly net assets;

•  0.80% on the next $250 million; and

•  0.75% on amounts above $500 million.

The Combined Fund's contractual management fee rate is lower than the contractual management fee rate of GRR. The current advisory fees payable to AAMAL by GRR, as well as any existing contractual expense limitation or fee waiver arrangements agreed to by AAMAL, are as follows:

•  1.00% of the first $500 million of GRR's average weekly Managed Assets*;

•  0.95% of such assets between $500 million and $1 billion; and

•  0.90% of such assets in excess of $1 billion. **

  *  "Managed Assets" means total assets of GRR, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by GRR for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by GRR.

  **  AAMAL has also contractually agreed to limit the total ordinary operating expenses of GRR (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of GRR on an annualized basis. This agreement will continue in effect through December 19, 2018, and from year to year thereafter (a "Renewal Term"), unless and until AAMAL notifies GRR, at least thirty (30) days prior to the end of any Renewal Term, of its intention to terminate the agreement for the subsequent Renewal Term.

A discussion regarding the basis for the approval of each investment management agreement by the board of each of the Acquiring Fund and GRR is provided in such Fund's Form N-CSR or N-CSRS, as applicable, for such Fund's most recent fiscal year end or such Fund's most recent fiscal semi-annual period, available at www.sec.gov or by visiting http://cef.aberdeen-asset.us.

In rendering investment advisory services to the Combined Fund and GRR, AAML and AAMAL may use the resources of subsidiaries owned by Aberdeen PLC. Aberdeen PLC affiliates have entered into the MOU/PSP pursuant to which investment professionals from Aberdeen PLC affiliates may render portfolio management, research and/or trade services to U.S. clients of AAML or AAMAL.

AAML, a Scottish company, is authorized and regulated in the U.K. by the Financial Conduct Authority and is a U.S. registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). AAML's principal business address is Bow Bells House, 1 Bread Street, London EC4M 9HH. AAMAL, a Singapore corporation, is a U.S. registered investment adviser under the Advisers Act. AAMAL's principal business address is 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Each of AAML and AAMAL is a wholly-owned subsidiary of Aberdeen PLC. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $764.35 billion in assets as of September 30, 2017. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

Portfolio Management

The Acquiring Fund is managed by Aberdeen's GEM team and GRR is managed by Aberdeen's Asian Equities team, which includes individuals who are also part of the larger GEM team.

Aberdeen's GEM team is comprised of over 50 investment professionals, which includes the named portfolio managers to each of the Funds set forth below, other portfolio managers who are part of the team and analysts, with approximately $49 billion in assets under management and has been investing in emerging market equities since the 1980s. The GEM team undertakes fundamental, first hand company research across emerging markets and makes approximately 1,800 company visits annually. Many of the securities that the GEM team proposes to initially hold in the Combined Fund's portfolio following the Reorganizations are securities that are currently held in existing GEM team-managed portfolios. The GEM team has experience over many years managing listed closed-end funds with income or total return as an investment objective including First Trust/Aberdeen Emerging Opportunity Fund (listed in the United States), Aberdeen Asian Income Fund Limited (listed in the United Kingdom) and Aberdeen Latin American Income Fund Limited (listed in the United Kingdom).

AAML and AAMAL each use a team-based approach for management of each Fund it manages. The portfolio managers who will be jointly and primarily responsible for the day-to-day management of the Combined Fund are as follows:

Individual & Position	Past Business Experience
Devan Kaloo Head of Equities

Currently Head of Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. He joined Aberdeen's Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Flavia Cheong Head of Equities—Asia Pacific ex Japan

Currently Head of Equities—Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People's Republic of China, and earlier with the Development Bank of Singapore.

Hugh Young Managing Director

Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen's day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

Mark Gordon-James Senior Investment Manager	Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

The portfolio managers jointly and primarily responsible for the day-to-day management of GRR are as follows:

Individual & Position	Past Business Experience
Hugh Young Managing Director

Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen's day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

Adrian Lim Senior Investment Manager

Currently a Senior Investment Manager of Asian Equities. Mr. Lim joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.

Flavia Cheong Head of Equities—Asia Pacific ex Japan

Currently Head of Equities—Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People's Republic of China, and earlier with the Development Bank of Singapore.

Christopher Wong Senior Investment Manager

Currently a Senior Investment Manager on the Asian Equities Team and CEO of Aberdeen Islamic Asset Management Sdn Bhd. He joined Aberdeen in 2001 on the private equity desk before transferring to the Asian equities team in August 2002.

Pruksa Iamthongthong Senior Investment Manager	Pruksa joined Aberdeen in 2007. Pruksa holds a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA® Charterholder.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each of the Acquiring Fund and GRR.

Non-U.S.-Resident Directors and Officers

Although each of GRR and the Acquiring Fund is a Maryland corporation, certain of each of the Acquiring Fund's and GRR's Directors and officers are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States. Such Directors and officers include the following individuals for the applicable Fund:

Fund	Non-Resident Directors	Non-Resident Officers
Acquiring Fund	—	Christian Pittard; Hugh Young; Joanne Irvine; Devan Kaloo; Nick Robinson; Jeffrey Cotton
GRR	Luis Rubio	Christian Pittard; Nicholas Yeo; Jeffrey Cotton

Portfolio Transactions with Affiliates

The investment advisers to the Acquiring Fund and GRR may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with each Fund and the investment advisers, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms. Neither of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Other Service Providers

The professional service providers for the Acquiring Fund and GRR, other than investment advisers described above, are as follows:

Services	Acquiring Fund	GRR
Administrator	AAMI	AAMI
Sub-Administrator	State Street Bank & Trust Company ("State Street")	State Street
Chilean Administrator	BTG Pactual Chile*	—
Custodian	State Street	State Street
Transfer Agent & Dividend Paying Agent	Computershare Trust Company, N.A. ("Computershare")	Computershare
Auditor	KPMG LLP	KPMG LLP
Fund Counsel	Willkie Farr & Gallagher LLP	Simpson Thacher & Bartlett LLP
Counsel to Independent Directors	Drinker Biddle & Reath LLP	Stradley Ronon Stevens & Young, LLP
Investor Relations	AAMI	AAMI

  *  Under Chilean law, the Acquiring Fund is required to have an administrator in Chile. For its services, BTG Pactual Chile is paid a fee, out of the advisory fee payable to AAML that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, BTG Pactual Chile receives a supplemental administration fee paid by AAML, and an annual reimbursement of out-of-pocket expenses and an accounting fee paid by the Fund. The Acquiring Fund is currently in the process of exiting the Chilean FICE structure with respect to its Chilean investments and upon the winding down of such structure, will no longer be required to have a Chilean Administrator.

Administrator and Sub-Administrator. AAMI, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is U.S. administrator for each of the Acquiring Fund and GRR. Subject to the control, supervision and direction of each board, AAMI is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, each Fund's service providers; negotiation of each Fund's service provider contracts; preparation of financial information and reports; arranging for payment of each Fund's expenses; monitoring compliance with each Fund's investment objective, policies and restrictions, and with applicable tax law and regulations; maintenance of each Fund's books and records; and other administrative services. Each Fund pays AAMI monthly for administrative and fund accounting services, at an annual rate of 0.08% of each Fund's average monthly net assets. AAMI has entered into a sub-administration agreement with State Street pursuant to which State Street performs certain of the foregoing administrative and fund accounting services for each Fund. AAMI pays State Street's fees for providing such services.

Custodian. All securities owned by each of the Acquiring Fund and GRR and all cash including proceeds from the sale of securities in each such Fund's investment portfolio, are held by State Street, 1 Heritage Drive, 3rd Floor North Quincy, MA 02171, as custodian.

Transfer Agent. Computershare, 250 Royall Street, Canton, Massachusetts 02021 serves as each of the Acquiring Fund's and GRR's transfer agent with respect to each Fund's common shares.

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. The service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Expenses

Each of the Acquiring Fund and GRR pays all of its expenses, including organization expenses; fees of its investment adviser, administrator, custodian and transfer agent; fees of Directors who are not interested persons

(as defined in the 1940 Act); out of pocket expenses of all Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund's reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of shareholders' meetings, proxy statements and shareholder reports; investors' relations fees and expenses; interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance.

Capitalization

The board of each of the Acquiring Fund and GRR may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the board of such Fund. The tables below set forth the capitalization of the Funds as of June 30, 2017, the pro forma capitalization of the Combined Fund as if the proposed Reorganizations of all of the Funds had occurred on June 30, 2017, which represents, in Aberdeen's view, the most likely combination of the Reorganizations and the combination of the completed Reorganizations that would result in the lowest Total Expense Ratio, and the pro forma capitalization of the Combined Fund as if only the proposed Reorganization of GRR and the Acquiring Fund had occurred on June 30, 2017. Tables reflecting the pro forma capitalization of the Combined Fund are set forth on the following page.

Capitalization as of June 30, 2017 (Unaudited)

Reorganization of all Target Funds into Acquiring Fund (the combination that would result in the highest level of capitalization of the Combined Fund):

	CH	GCH	ABE	IF	ISL	LAQ	SGF	GRR	Adjustments		Pro forma Combined (All Target Funds into AEF)
Net Assets ($)	75,129,691	110,743,980	145,995,664	77,322,903	87,238,370	194,907,789	93,718,115	45,370,813	(2,600,000	)(b)	827,827,325
Common Shares Outstanding(a)	9,357,690	8,816,794	9,484,813	9,257,205	3,945,468	7,448,517	7,418,948	3,466,783	44,236,674	(c)	103,432,892
Net Asset Value ($)	8.03	12.56	15.39	8.35	22.11	26.17	12.63	13.09			8.00

  (a)  Based on the number of outstanding common shares as of June 30, 2017.

  (b)  Reflects non-recurring aggregate estimated reorganization expenses of $2,600,000 of which $270,000 is attributable to CH, $320,000 is attributable to GCH, $340,000 is attributable to ABE, $240,000 is attributable to IF, $260,000 is attributable to ISL, $415,000 is attributable to LAQ, $280,000 is attributable to SGF and $475,000 is attributable to GRR. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund's participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Adviser (or AAMAL in the case of SGF, IF, GCH and GRR) recommended that, and the boards have approved having, each Fund be responsible for its own Reorganization expenses, except that AAMAL will bear the costs of GCH and GRR to the extent they exceed GCH's or GRR's contractual expense limitation. See "Reasons for the GRR Reorganization." The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

  (c)  Reflects adjustments due to differences in per share NAV.

Reorganization of only GRR into Acquiring Fund:

	CH	GRR	Adjustments		Pro forma Combined (GRR into AEF)
Net Assets ($)(a)	75,129,691	45,370,813	(745,000	)(b)	119,755,504
Common Shares Outstanding	9,357,690	3,466,783	2,184,325	(c)	15,008,798
Net Asset Value ($)	8.03	13.09			7.98

  (a)  Based on the number of outstanding common shares as of June 30, 2017.

  (b)  Reflects non-recurring aggregate estimated reorganization expenses of $745,000 of which $270,000 is attributable to CH and $475,000 is attributable to GRR. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund's participation in each Reorganization outweigh the costs associated with such Reorganization, AAML or AAMAL recommended, and the boards have approved, that each Fund be responsible for its own reorganization expenses, except that AAMAL will bear the costs of GRR to the extent they exceed GRR's contractual expense limitation. See "Reasons for the GRR Reorganization." The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

  (c)  Reflects adjustments due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of each of the Acquiring Fund and GRR are entitled to share pro rata in dividends declared by such Fund's board as payable to holders of the Fund's common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and non-assessable.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Acquiring Fund and GRR are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on an exchange, thereby incurring a brokerage commission set by the broker-dealer. Shares of the Acquiring Fund are traded on the NYSE American. Shares of GRR are traded on the NYSE. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Common Shares as of October 31, 2017

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
CH	Common Shares	100,000,000	None	9,357,689.52
GRR	Common Shares	100,000,000	None	3,466,783.00

Share Price Data

The following tables set forth the high and low market prices for common shares of each of the Acquiring Fund and GRR on its principal trading market for each quarterly period within each Fund's two most recent fiscal years and each full fiscal quarter since the beginning of each Fund's current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

CH	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
December 31, 2017	$9.09	$7.70	$10.06	$8.37	-7.908%	-8.660%
September 30, 2017	$8.63	$7.08	$9.45	$8.10	-8.094%	-12.593%
June 30, 2017	$7.32	$6.94	$8.39	$7.94	-12.649%	-12.594%
March 31, 2017	$6.98	$6.02	$8.23	$7.19	-14.461%	-16.273%
December 31, 2016	$6.51	$5.93	$7.74	$7.02	-15.455%	-16.697%
September 30, 2016	$6.54	$6.06	$7.62	$7.09	-13.720%	-15.245%
June 30, 2016	$6.52	$5.71	$7.22	$6.74	-9.695%	-16.642%
March 31, 2016	$6.02	$5.01	$6.95	$5.88	-12.373%	-15.514%
December 31, 2015	$6.39	$5.50	$7.19	$6.29	-10.504%	-12.560%
September 30, 2015	$6.92	$5.69	$7.68	$6.56	-9.542%	-14.178%
June 30, 2015	$7.77	$6.96	$8.89	$7.64	-12.598%	-8.901%
March 31, 2015	$7.79	$7.16	$8.45	$7.71	-7.592%	-7.134%
GRR	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2017	$12.94	$12.10	$13.72	$13.17	5.685%	-9.363%
July 31, 2017	$12.90	$11.89	$13.62	$13.08	-2.313%	-9.476%
April 30, 2017	$12.72	$11.13	$13.27	$12.26	-4.000%	-9.806%
January 31, 2017	$11.39	$9.24	$12.56	$10.95	-8.367%	-15.635%
October 31, 2016	$10.17	$9.02	$11.87	$10.73	-13.887%	-15.937%
July 31, 2016	$10.26	$9.40	$12.01	$11.15	-14.571%	-15.694%
April 30, 2016	$9.57	$8.78	$11.30	$10.51	-14.933%	-16.461%

GRR	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
January 31, 2016	$9.15	$7.94	$10.77	$9.45	-14.804%	-16.245%
October 31, 2015	$10.11	$8.83	$11.65	$10.52	-13.029%	-16.144%
July 31, 2015	$11.27	$8.93	$12.79	$10.45	-11.884%	-15.755%
April 30, 2015	$12.05	$10.96	$13.61	$12.57	-10.276%	-12.808%
January 31, 2015	$12.00	$10.83	$13.14	$12.13	-6.177%	-10.717%

As of December 31, 2017, the share price and corresponding net asset value and premium/discount for each of the Acquiring Fund and GRR was:

Fund	Market Price	Net Asset Value	Premium/(Discount) to Net Asset Value
CH	$8.93	$9.83	-9.16%
GRR	$12.37	$13.64	-9.31%

Historically, the common shares of each Fund have traded at both a premium and discount to net asset value.

Discount Management Programs

Each of the Acquiring Fund's and GRR's board has approved an open-market repurchase program to help reduce the discount of the relevant Fund. The programs vary in scale and activity. The table below lists the approval dates of each Fund's program and the average discount since the establishment of the program. Share repurchases may be made opportunistically at certain discounts to NAV per share when management reasonably believes that such repurchases may enhance shareholder value. There is no assurance the Funds will purchase any shares or that the share repurchase program will have an impact on the liquidity or value of a Fund or a Fund's shares. While not always active, Aberdeen believes that it is important for funds to have the ability to repurchase shares to absorb excess selling pressure during times of market volatility. Each Fund's average discount since the program's inception as of December 31, 2017 is shown in the table below.

Fund	Program Inception	Average Discount Since Program Inception
Acquiring Fund	December 6, 2011	3.784%
GRR	November 2, 2012	11.36%

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each of the Acquiring Fund and GRR by setting forth the average total returns for the Fund for the periods indicated. A Fund's past performance does not necessarily indicate how its common shares will perform in the future.

Although CH is the Acquiring Fund and legal survivor of the proposed Reorganizations, based on management's analysis with input from the Acquiring Fund's independent auditor and counsel, LAQ would be the accounting and performance survivor of the Reorganizations. As a result, the performance history of the Combined Fund will be that of LAQ and the performance of LAQ compared to GRR is shown below.

Average Annual Total Returns as of June 30, 2017

Fund	1-Year	3-Year	5-Year	10-Year
LAQ
NAV	15.31%	-4.36%	-1.12%	1.76%
Market Value	16.75%	-5.25%	-1.54%	1.91%
GRR
NAV	18.22%	1.77%	4.48%	1.73%
Market Value	26.23%	2.13%	4.58%	1.46%

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policy of GRR is substantially the same as that of the Acquiring Fund. Pursuant to Internal Revenue Service rules for funds that have opted to be taxed as regulated investment companies, the Acquiring Fund and GRR are required to distribute all net investment income each year and each Fund has a policy to distribute all realized capital gains each year. The Acquiring Fund and GRR are required to allocate net capital gains and other taxable income, if any, received by the Fund among its shareholders on a pro rata basis in the year for which such capital gains and other income are realized.

The tax treatment and characterization of the Acquiring Fund's distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund's investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund's earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which the Acquiring Fund's total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Acquiring Fund's net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof. These factors, among others, may result in the Combined Fund's level of net investment income being different from the level of net investment income for any of the Target Funds or the Acquiring Fund if the Reorganizations were not completed. The Acquiring Fund's transfer agent sponsors and administers and Dividend Reinvestment and Direct Stock Purchase Plan, which is available to shareholders. The Dividend Reinvestment and Direct Stock Purchase Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund's common shares may be reinvested automatically in the Acquiring Fund's common shares, see "Acquiring Fund: Dividend Reinvestment and Direct Stock Purchase Plan" as follows.

DIVIDEND REINVESTMENT PLANS

Each of the Acquiring Fund and GRR has a dividend reinvestment plan, the material aspects of which are described below with respect to each Fund.

Acquiring Fund: Dividend Reinvestment and Direct Stock Purchase Plan

The Acquiring Fund's transfer agent, Computershare Trust Company, N.A, sponsors and administers the Computershare CIP, a Dividend Reinvestment and Direct Stock Purchase Plan (the "CIP"), which is available to shareholders. The CIP allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price for each specific purchase batch order (dividend reinvestment, one-time online bank debit, recurring ACH debit, check, or initial investment) and cannot be issued directly by the Acquiring Fund. The CIP for the Combined Fund will remain the same after the Reorganizations.

An existing registered shareholder of the Acquiring Fund can enroll by completing and submitting an enrollment form. You may enroll online at www.computershare.com/buyaberdeen and request a one-time online bank debit your U.S. checking or savings account for your first purchase.

The CIP is sponsored and administered by Computershare and not by the Acquiring Fund. For more information about the CIP and a brochure and supplement that includes more complete terms and conditions of the CIP, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

For shareholders who elect to participate, all dividends or other distributions (together, a "dividend") declared for your common shares of the Fund will be automatically reinvested by Computershare, as agent for shareholders in administering the CIP, in additional common shares of the Fund. Computershare will purchase in the open market whole and fractional shares of the Fund to equal the dollar amount of the reinvested dividends, less any applicable fees and tax withholdings.

Although cash is not received by the shareholder on automatically reinvested dividends, capital gains and income are realized. Computershare will send a Form 1099-DIV to you and the Internal Revenue Service after each year-end, reporting any dividend income you received during the year. For non-U.S. persons, Computershare will send a Form 1042-S to you and the Internal Revenue Service after each year-end, reporting any dividend income you have received during the year. If you sell shares through CIP, Computershare will send a Form 1099-B to you and the Internal Revenue Service showing the total proceeds of the transactions. Computershare recommends that you keep your statements, which are helpful for record keeping and tax purposes. Specific tax questions should be directed to your tax advisor.

To terminate your CIP account, you can access your account online at www.computershare.com/buyaberdeen. Termination requests can also be submitted via telephone or mailed to Computershare CIP, c/o Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000, together with the transaction form included with your statement. A participant's termination generally takes effect when such notice is received. Upon termination from the CIP, any uninvested contributions will be returned promptly to the participant. In the event a participant's notice of termination is received near a record date for an account whose dividends are to be reinvested, Computershare, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares on behalf of the terminating participant. In the event reinvestment is made, Computershare will process the termination as soon as practicable, but in no event later than five business days after the investment is completed.

Participation in the CIP is subject to certain fees and expenses imposed by Computershare listed below. This schedule of fees is subject to change.

Purchases:

•  The minimum initial investment for non-shareholders is $50. A one-time $10 enrollment fee to establish a new account for a non-shareholder will be deducted from the purchase amount.

•  The subsequent minimum additional purchase amount is $50.

•  Cash purchases are subject to a maximum annual amount of $250,000.

•  Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.02 per share* purchased.

•  If you have funds deducted monthly automatically from your savings or checking account, for each debit the transaction fee is $2.50 plus $0.02 per share* purchased.

•  Fees will be deducted from the purchase amount. Returned check fee is $25.

•  ACH reject fee is $25.

Reinvestment of Dividends:

•  Each dividend reinvestment will entail a $0.02 per share* fee.

Sales:

•  Each batch order sale will entail a transaction fee of $10 plus $0.12 per share* sold.

•  Each market order sale will entail a transaction fee of $25 plus $0.12 per share* sold.

•  Each day limit order sale will entail a transaction fee of $25 plus $0.12 per share* sold.

•  Each good-till-canceled ("GTC") limit order sale will entail a transaction fee of $25 plus $0.12 per share* sold.

•  Sale requests processed over the telephone by a customer service representative will entail an additional transaction fee of $15.

•  Fees are deducted from the proceeds derived from the sale.

Duplicate Account Statements

•  Copies of account statements for prior calendar years — $10 per year requested.

  *  All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for the purposes of calculating the per share fee.

GRR: Dividend Reinvestment and Cash Purchase Plans

Computershare sponsors and administers a Dividend Reinvestment and Cash Purchase Plan for GRR. After the Reorganizations, the Combined Fund will participate only in the CIP.

Pursuant to GRR's Dividend Reinvestment and Cash Purchase Plan (the "GRR Plan") shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare in GRR shares pursuant to the GRR Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by Computershare, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, Computershare will administer the GRR Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors who own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the GRR Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the GRR Plan.

Computershare serves as agent for the shareholders in administering the GRR Plan. If the Directors of GRR declare an income dividend or a capital gains distribution payable either in GRR's common stock or in cash, nonparticipants in the GRR Plan will receive cash and participants in the GRR Plan will receive common stock, to be issued by GRR or purchased by Computershare in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, GRR will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If NAV exceeds the market price of GRR shares at such time, or if GRR should declare an income dividend or capital gains distribution payable only in cash, Computershare will, as agent for the participants, buy GRR shares in the open market, on the NYSE or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before Computershare has completed its purchases, the market price exceeds the NAV of a GRR share, the average per share purchase price paid by Computershare may exceed the NAV of GRR's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by GRR on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the GRR Plan provides that if Computershare is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, Computershare will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to Computershare, annually, in any amount from $100 to $3,000, for investment in GRR's common stock. Computershare will use all such funds received from participants to purchase GRR shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by Computershare, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by Computershare, it is suggested that participants send in voluntary cash payments to be received by Computershare approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by Computershare not less than 48 hours before such payment is to be invested.

Computershare maintains all shareholder accounts in the GRR Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each GRR Plan participant will be held by Computershare in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the GRR Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. Computershare's fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by GRR. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a per share fee (currently $0.03) with respect to Computershare's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. All per share fees include any brokerage commissions the GRR Plan agent is required to pay. Any fractional share will be rounded up to a whole share for the purposes of calculating the per share fee.

The receipt of dividends and distributions under the GRR Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the GRR Plan may indicate that changes in the GRR Plan are desirable. Accordingly, GRR and Computershare reserve the right to terminate the GRR Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the GRR Plan at least 30 days before the record date for such dividend or distribution. The GRR Plan also may be amended by GRR or Computershare, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the GRR Plan. All correspondence concerning the GRR Plan should be directed to Computershare at Computershare, P.O. Box 505000, Louisville, Kentucky 40233-5000.

CERTAIN PROVISIONS IN EACH FUND'S CHARTER AND BYLAWS; GOVERNING LAW

The Acquiring Fund and GRR are each a closed-end management investment company registered under the 1940 Act. The Acquiring Fund is classified as a non-diversified investment company and GRR is a diversified investment company. Each Fund was incorporated on the following dates:

Fund	Incorporation Date
Acquiring Fund	January 30, 1989
GRR	September 23, 1993

Each of the Acquiring Fund and GRR is organized as a Maryland corporation; therefore, each Fund is governed both by the Maryland General Corporation Law (the "MGCL") and its charter and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance. Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation's debts or obligations. The directors of a Maryland corporation generally are shielded from personal liability for the corporation's acts or obligations under the corporate form of organization.

The following description of certain provisions of the charter and bylaws of each of the Acquiring Fund and GRR is only a summary. The charter and bylaws of each Fund include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing it to engage in certain transactions or modifying its structure. These provisions, which are summarized below, may be regarded as "anti-takeover" provisions.

Acquiring Fund

Classification of Board; Election and Removal of Directors

The Board of the Acquiring Fund may consist of not less than three nor more than nine directors. The Board of the Acquiring Fund is divided into three classes, as nearly equal in number as possible, each of which serves for three years, with one class being elected each year. The classification of the Board of the Acquiring Fund helps assure the continuity and stability of the strategies and policies determined by the Board of the Acquiring Fund.

A Director will be elected by the vote of a majority of the votes cast in his or her favor at a meeting for the election of Directors at which a quorum is present. If the number of nominees exceeds the number of Directors to be elected, the Directors will be elected by a plurality of the shares represented at the meeting.

Shareholders may, by the affirmative vote of the holders of at least 66 2/3% of the votes entitled to be cast, remove a Director with or without cause, at any meeting of shareholders duly called and at which a quorum is present.

Advance Notice of Director Nominations and New Business

Nominations for Directors may be made either by the Board of the Acquiring Fund or by any shareholder who is entitled to vote for the election of such nominee, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of the Acquiring Fund. Such nominations, other than those made by or at the direction of the Board of the Acquiring Fund, must be made pursuant to timely notice delivered to the Secretary of the Acquiring Fund. To be timely, (i) any notice given in connection with an annual meeting must be provided not later than 45 days before the date on which the Acquiring Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made, and (ii) any notice given in connection with a special meeting must be provided not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of such special meeting is given or made, notice by such shareholder must be received not later than the tenth day following the day on which notice of the date of such special meeting was given or such public disclosure was made.

At any annual meeting, only such business may be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must (i) be specified in the notice of meeting given by or at the direction of the Board of the Acquiring Fund, (ii) otherwise be properly brought before the meeting by or at the direction of the Board of the Acquiring Fund, or (iii) otherwise (x) be properly brought before the meeting by a shareholder who is entitled to vote at the meeting, who complies with specific notice procedures and who is a shareholder of record at the time such notice is delivered to the Secretary of the Acquiring Fund, and (y) constitute a proper subject to be brought before the meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof to the Secretary of the Acquiring Fund. To be timely, such notice must be provided not later than 45 days before the date in the current year corresponding to the date on which the Acquiring Fund first mailed its notice and proxy materials for the annual meeting in the prior year; provided, however, that in the event the date of the annual meeting is moved by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be received not later than the tenth day following the day on which notice or public announcement of the date of such meeting was given or made.

Approval of Extraordinary Corporate Actions

Under Maryland law, a Maryland corporation generally cannot dissolve, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for shareholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The charter of the Acquiring Fund generally provides for approval of extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter, unless a Principal Shareholder is a party to the transaction in which case the affirmative vote of shareholders entitled to cast at least 66 2/3% of the votes entitled to be cast shall be required to approve the transaction, subject to certain exceptions. The exceptions include any transaction for which a majority of the Continuing Directors have approved a memorandum of understanding with the Principal Shareholder with respect to and substantially consistent with such transaction. A "Principal Shareholder" means any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of any class of stock of the Acquiring Fund and includes an affiliate or associate (as those terms are defined in Rule 12b-2 under the 1934 Act) of a Principal Shareholder. A "Continuing Director" is a Director who was a member of the Board of the Acquiring Fund on the date of closing of the Acquiring Fund's initial public offering or who subsequently became a Director and whose election or nomination for election by the Acquiring Fund's shareholders, was approved by a vote of the Continuing Directors then on the Board of the Acquiring Fund.

The conversion of the Acquiring Fund from a closed-end fund to an open-end fund and the liquidation or dissolution of the Acquiring Fund require the affirmative vote of the holders of 66 2/3% of the votes entitled to be cast, provided that if a majority of the Continuing Directors shall have approved the liquidation or dissolution of the Acquiring Fund, such action shall require the affirmative vote of a majority of the votes entitled to be cast.

Amendment of Charter and Bylaws

The charter of the Acquiring Fund generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast, except that any amendment to charter provisions relating to the Board of the Acquiring Fund, extraordinary transactions, change of structure and liquidation, and amendments to the charter provision requiring this supermajority vote must be approved by the affirmative vote of 66 2/3% of the votes entitled to be cast. The Board of the Acquiring Fund has the exclusive right to make, amend, alter and repeal the Bylaws of the Acquiring Fund.

Indemnification and Liability of Directors and Officers

The Acquiring Fund shall indemnify and advance expenses to its Directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL. This indemnification shall continue as to a person who has ceased to be a Director or officer. Directors and officers will not be protected against liability to the Acquiring Fund or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

GRR

Classification of Board; Election and Removal of Directors

The Board of GRR may consist of not less than the minimum required by the MGCL nor more than twelve Directors. The Board of GRR is divided into three classes, as nearly equal in number as possible, each of which serves for three years, with one class being elected each year. The classification of the Board of GRR helps assure the continuity and stability of the strategies and policies determined by the Board of GRR.

A Director will be elected by the vote of a majority of the votes cast in his or her favor at a meeting for the election of Directors at which a quorum is present. If the number of nominees exceeds the number of Directors to be elected, the Directors will be elected by a plurality of the shares represented at the meeting.

A Director may be removed for cause only, and then only by vote of the holders of at least 75% of the votes entitled to be cast for the election of Directors.

Advance Notice of Director Nominations and New Business

For any shareholder proposal to be presented in connection with an annual or special meeting (other than proposals made under Rule 14a-8 under the 1934 Act), including any proposal relating to the nomination of a Director, the shareholder must have given timely notice in writing to the Secretary of GRR. To be timely, (i) any notice given in connection with an annual meeting must be provided not later than 90 days or more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by such shareholder must be provided not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made; and (ii) any notice given in connection with a special meeting called for the purpose of electing directors must be provided not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

Approval of Extraordinary Corporate Actions

Generally, a Business Combination must be approved by the affirmative vote of the holders of (i) the holders of 80% of the votes entitled to be cast and (ii) 66 2/3% of the votes entitled to be cast other than votes entitled to be cast by an Interested Party who is (or whose Affiliate is) a party to the Business Combination or an Affiliate or associated of the Interested Party, in addition to the affirmative vote of 75% of the entire Board of GRR. A supermajority vote, however, will not be required for the actions set out in this paragraph if they are approved by 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of the votes entitled to be cast would be required.

A "Business Combination" includes, among other things, a merger, consolidation or statutory share exchange of GRR with or into another person. An "Interested Party" means any person, other than an investment company advised by GRR's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business Combination with GRR. "Affiliate" has the same meaning ascribed to such term in Rule 12b-2 under the 1934 Act. A "Continuing Director" is any member of the Board of GRR who is not an Interested Party or an affiliate of an Interested Party and has been a member of the Board of GRR for a period of at least 12 months, or has been a member of the Board of GRR since the Closing Date of GRR's initial public offering or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of GRR.

Further, generally, the liquidation or dissolution of GRR or an amendment to the charter to terminate GRR's existence must be approved by the affirmative vote of the holders of 80% of the votes entitled to be cast, in addition to the affirmative vote of 75% of the entire Board. A supermajority vote, however, will not be required for the actions set out in this paragraph if they are approved by 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of the votes entitled to be cast would be required.

In addition, unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to GRR's assets as to which shareholder approval is required under federal or Maryland law must be approved by the affirmative vote of the holders of 80% of the votes entitled to be cast, in addition to the affirmative vote of 75% of the entire Board of GRR. Further, the conversion of GRR from a closed-end fund to an open-end fund must be approved by 75% of the entire Board of GRR in addition to the affirmative vote of the holders of 75% of the votes entitled to be cast, unless approved by a vote of 75% of the Continuing Directors, in which case the affirmative vote of the holders of a majority of the votes entitled to be cast would be required.

Amendment of Charter and Bylaws

The charter of GRR generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast, except that (i) any amendment to or repeal or alteration of any charter provisions relating to charter amendments, the purpose and power of GRR, classification of the Board of GRR, removal of Directors, maximum number of Directors, approval of extraordinary corporate actions, and the perpetual existence of GRR and (ii) the adoption of any charter provisions inconsistent with the charter provisions relating to charter amendments, classification of the Board of GRR, removal of Directors, maximum number of Directors or approval of extraordinary corporate actions, in either case, must be advised by 75% of the entire Board of GRR and approved by the affirmative vote of 75% of the votes entitled to be cast by shareholders. The Board of GRR has the exclusive right to make, amend, alter and repeal the bylaws of GRR; however, no amendment shall affect any indemnification rights of any person.

Indemnification and Liability of Directors and Officers

GRR shall indemnify and advance expenses to its Directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL, the 1933 Act and the 1940 Act. This indemnification shall continue as to a person who has ceased to be a Director or officer. Directors and officers will not be protected against liability to GRR or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

VOTING RIGHTS

Voting rights are identical for the shareholders of each of the Acquiring Fund and GRR. The shareholders of each Fund are entitled to one vote for each share held by them and pro rata, or proportionate, voting rights for any fractional shares. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each of the Acquiring Fund's and GRR's common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund's common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund's remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Shareholders of each of the Acquiring Fund and GRR do not have appraisal rights because under Maryland law, shareholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each of the Acquiring Fund's and GRR's financial performance for the periods shown, as well as LAQ's financial performance since LAQ will be the performance and accounting survivor of the Reorganizations. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended June 30, 2017 (Acquiring Fund and LAQ) is unaudited; the information for the remaining periods shown has been audited by the Acquiring Fund's and LAQ's prior independent registered public accounting firm. For GRR, the information for the fiscal year ended October 31, 2017 was audited by KPMG, GRR's independent registered public accounting firm; the information for the remaining periods shown was audited by GRR's prior independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2017 (GRR) and December 31, 2016 (Acquiring Fund and LAQ) and the Report of the Independent Registered Public Accounting Firm thereon appear in each Fund's Annual Report for such fiscal year, which is available upon request.

Acquiring Fund:

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
	(unaudited)		2016	2015		2014		2013		2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$7.20		$6.45	$8.25		$10.40		$15.05		$14.49
Net investment income	0.10		0.05	0.06		0.03		0.06		0.13
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.73		1.12	(1.18)		(1.13)		(3.24)		2.02
Total from investment operations applicable to common shareholders	0.83		1.17	(1.12)		(1.10)		(3.18)		2.15
Dividends and distributions to common shareholders from:
Net investment income	—		(0.05)	(0.04)		(0.03)		(0.18)		(0.13)
Net realized gains	—		(0.31)	(0.16)		(0.86)		(1.23)		(1.47)
Tax return of capital	—		(0.06)	(0.48)		(0.16)		(0.06)		—
Total distributions	—		(0.42)	(0.68)		(1.05)		(1.47)		(1.60)
Capital Share Transactions:
Impact of shelf offering	—		—	—		—		—		0.01
Net asset value per common share, end of period	$8.03		$7.20	$6.45		$8.25		$10.40		$15.05
Market value, end of period	$7.08		$5.96	$5.58		$7.44		$10.55		$15.09
Total Investment Return Based on(b):
Market value	18.79%		14.30%	(16.68)%		(21.25)%		(21.99)%		10.74%
Net asset value	11.53%		19.45%	(13.14	)%(c)	(11.42	)%(c)	(22.89	)%(c)	14.64	%(c)
Ratio to Average Net Assets/ Supplementary Data:
Net assets, end of period (000 omitted)	$75,130		$67,385	$60,556		$77,470		$97,629		$141,305
Average net assets (000 omitted)	$73,880		$65,918	$71,342		$89,231		$125,669		$145,864
Total expenses, net of fee waivers(d)	2.21	%(e)	2.40%	2.13%		2.58	%(f)	1.91%		1.75%
Total expenses, excluding fee waivers(d)	2.41	%(e)	2.62%	2.36%		2.78	%(f)	2.09%		1.97%
Total expenses, excluding taxes net of fee waivers	1.73	%(e)	1.88%	1.86%		2.29	%(f)	1.67%		1.50%
Net investment income(d)	2.53	%(e)	0.66%	0.73%		0.31	%(f)	0.43%		0.82%
Portfolio turnover	4.93%		6.67%	1.08%		5.71%		3.79%		7.68%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  (c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

  (d)  Ratios include the effect of Chilean taxes.

  (e)  Annualized.

  (f)  In May 2014, upon the expiration of the 2011 shelf registration, the remaining prepaid offering costs associated with the shelf registration statement were expensed as a one-time expense.

    Amounts listed as "—" are $0 or round to $0.

LAQ:

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
	(unaudited)		2016	2015		2014		2013		2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$22.76		$17.26	$25.00		$31.22		$40.22		$33.23
Net investment income	0.25		0.32	0.40		0.55		0.65		0.55
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.16		5.48	(7.83)		(5.45)		(6.28)		8.05
Total from investment operations applicable to common shareholders	3.41		5.80	(7.43)		(4.90)		(5.63)		8.60
Dividends and distributions to common shareholders from:
Net investment income	—		(0.30)	(0.31)		(0.53)		(0.40)		(0.41)
Net realized gains	—		—	—		(0.79)		(2.97)		(1.20)
Total distributions	—		(0.30)	(0.31)		(1.32)		(3.37)		(1.61)
Net asset value per common share, end of period	$26.17		$22.76	$17.26		$25.00		$31.22		$40.22
Market value, end of period	$23.15		$19.79	$15.25		$22.58		$28.05		$36.24
Total Investment Return Based on(b):
Market value	16.98%		31.68%	(30.95)%		(14.78)%		(13.38)%		25.53%
Net asset value	14.98%		33.81%	(29.42	)%(c)	(15.23	)%(c)	(13.13	)%(c)	26.20	%(c)
Ratio to Average Net Assets/ Supplementary Data:
Net assets, end of period (000 omitted)	$194,908		$169,502	$128,544		$186,250		$232,531		$299,575
Average net assets applicable to common shareholders (000 omitted)	$189,815		$161,113	$162,418		$228,971		$278,822		$277,904
Total expenses, net of fee waivers(d)	1.27	%(e)	1.37%	1.39%		1.26%		1.12%		1.16%
Total expenses, excluding fee waivers(d)	1.29	%(e)	1.38%	1.41%		1.28%		1.14%		1.18%
Total expenses, net of waivers and excluding taxes	1.25	%(e)	1.34%	1.39%		1.26%		1.11%		1.14%
Net investment income(d)	1.94	%(e)	1.48%	1.82%		1.80%		1.72%		1.48%
Portfolio turnover	6.64%		10.71%	14.75%		13.58%		14.36%		16.47%

  (a)  Based on average shares outstanding.

  (b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  (c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

  (d)  Ratios include the effect of Chilean taxes.

  (e)  Annualized.

    Amounts listed as "—" are $0 or round to $0.

GRR:

	For the Fiscal Years Ended October 31,
	2017		2016	2015	2014		2013
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$11.48		$11.41	$13.46	$13.37		$15.28
Net investment income	—	(b)	0.07	0.08	0.05		0.07
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions(c)	2.30		0.33	(1.68)	0.30		0.82
Total from investment operations	2.30		0.40	(1.60)	0.35		0.89
Dividends and distributions to shareholders from:
Net investment income	(0.07)		(0.10)	(0.05)	(0.08)		(0.02)
Net realized gains	—		(0.24)	(0.42)	(0.21)		(2.64)
Total dividends and distributions to shareholders	(0.07)		(0.34)	(0.47)	(0.29)		(2.66)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution	—		—	—	—		(0.13)
Impact due to capital shares tendered or repurchased	—		—	—	0.01		(0.01)
Impact due to targeted discount policy (Note 6)	0.01		0.01	0.02	0.02		—
Total capital share transactions	0.01		0.01	0.02	0.03		(0.14)
Net asset value, end of year	$13.72		$11.48	$11.41	$13.46		$13.37
Market value, end of year	$12.94		$9.74	$9.77	$12.00		$12.08
Total Investment Return Based on(d):
Market value	33.58%		3.55%	(15.18%)	1.88%		4.72%
Net asset value	20.17%		4.51%	(11.68%)	3.25%		5.66%
Ratio/Supplementary Data:
Net assets, end of year (000 omitted)	$47,568		$39,937	$39,906	$47,636		$50,648
Average net assets (000 omitted)	$43,227		$38,064	$44,306	$47,380		$51,801
Net operating expenses, net of fee waivers	2.38	%(e)	2.12%	2.04%	2.33	%(e)	2.06%
Net operating expenses, excluding fee waivers	2.57%		2.46%	2.28%	2.80%		2.53%
Net investment income	0.02%		0.67%	0.61%	0.35%		0.48%
Portfolio turnover	16.92%		13.97%	5.16%	10.06%		1.24%

  (a)  Based on average shares outstanding.

  (b)  Less than $0.005 per share.

  (c)  Net of deferred foreign withholding taxes of $0.01, $0.00, $0.02, $0.00 and $0.01 per share for the years ended October 31, 2017, October 31, 2016, October 31, 2015, October 31, 2014 and October 31, 2013, respectively.

  (d)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  (e)  For the 2014 and 2017 fiscal year, the Fund's net expense ratio was affected by higher non-routine expenses that fall outside of the Expense Limitation Agreement (See Note 3 of the Notes to Financial Statements).

    Amounts listed as " — " are $0 or round to $0.

INFORMATION ABOUT THE GRR REORGANIZATION

The Reorganization Agreement (a form of which is attached as Appendix B to this Proxy Statement/Prospectus), provides for the Acquiring Fund's acquisition of substantially all of the assets of GRR and assumption of all stated liabilities of GRR in exchange for newly issued Acquiring Fund Shares, with a par value $0.001 per share. The Acquiring Fund will list the newly issued common shares on the NYSE American. GRR will distribute Acquiring Fund Shares received by it pro rata to GRR shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. As soon as practicable after the Closing Date for the GRR Reorganization, GRR will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the GRR Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective and investment strategies and policies described in this Proxy Statement/Prospectus. Acquiring Fund Shares will be distributed by GRR pro rata to the holders of record of each of GRR's common shares. Such distribution of Acquiring Fund Shares to GRR's shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of GRR and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of GRR will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares held other than in a dividend reinvestment plan account ("Plan account"), to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund Shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, Computershare will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE American for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of GRR common share certificates. See "Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates" for a description of the procedures to be followed by GRR shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional common shares, if any).

As a result of the GRR Reorganization, each shareholder of GRR will own Acquiring Fund Shares that, except for cash payments received in lieu of fractional common shares, will have an aggregate net asset value (not the market value) immediately after the Closing Date equal to the aggregate net asset value (not the market value) of that shareholder's GRR common shares immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at net asset value in exchange for the common shares of GRR having a value equal to the aggregate net asset value (not the market value) of those Acquiring Fund Shares, the NAV per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the applicable costs of the Reorganizations, which will be reflected in the respective NAVs of GRR and the Acquiring Fund at the time of the exchange, except to the extent that GRR's Reorganization costs exceed its expense limitation. However, as a result of the GRR Reorganization, a shareholder of GRR will hold a reduced percentage of ownership in the Combined Fund than he or she did in GRR. No sales charge or fee of any kind will be charged to shareholders of GRR in connection with their receipt of Acquiring Fund Shares in the GRR Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix B to this Proxy Statement/Prospectus.

Valuation of Assets and Liabilities

The respective assets of each of the Acquiring Fund and GRR will be valued on the business day prior to the Closing Date (the "Valuation Time"). The valuation procedures are the same for each Fund: the net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the investment adviser, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the GRR Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each of the Acquiring Fund and GRR pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of GRR, approval of certain matters by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreement, the board of the Acquiring Fund or GRR may cause the GRR Reorganization to be postponed or abandoned under certain circumstances should such board determine that it is in the best interests of the shareholders of its respective Fund to do so. After execution, the Reorganization Agreement may be terminated, and the GRR Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of GRR or the receipt of needed approvals by shareholders of the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed: (i) by resolution of either the Board of Directors of GRR or the Board of Directors of the Acquiring Fund based on changed circumstances that result in the Board determining, in its judgment, that the GRR Reorganization is not in the best interests of the shareholders of GRR or the Acquiring Fund, as the case may be; (ii) by mutual consent of the Board of Directors of the Acquiring Fund and the Board of GRR and (iii) by the Board of Directors of the Acquiring Fund or GRR if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue GRR shareholders book entry interests for the Acquiring Fund Shares registered in the name of each GRR shareholder on the basis of each holder's proportionate interest in the aggregate net asset value (not the market value) of GRR common shares. With respect to any GRR shareholder holding certificates evidencing ownership of GRR shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by GRR, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by GRR or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of GRR shares or, in the event of lost certificates, posted adequate bond. GRR, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of GRR shares or post adequate bond.

Upon consummation of the GRR Reorganization, shareholders of GRR will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares, and if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of GRR. If, after the Closing Date, certificates representing common shares of GRR are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to GRR's common shares in the GRR Reorganization.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with its respective Reorganization. GRR has a contractual expense limitation agreement in place with AAMAL. To the extent that GRR's expenses exceed its expense limit, AAMAL will bear such expenses, including expenses described below related to the GRR Reorganization. Currently, GRR is operating above its expense limit so it is anticipated that AAMAL will bear GRR's Reorganization expenses.

The expenses incurred in connection with the Reorganizations, include, but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund's board, expenses incurred in connection with the preparation of the reorganization agreements and the registration statements on Form N-14, the printing and distribution of the Proxy Statement/Prospectuses and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately, based on relative net assets. The expenses of the GRR Reorganization are estimated to be as follows:

Target Fund	Total Reorganization Expenses	Reorganization Expenses per Share
GRR	$475,000	$0.14	*

  *  Will be borne by AAMAL to the extent such costs exceed GRR's contractual expense limitation.

In addition, GRR will bear portfolio transaction costs associated with selling portfolio securities in advance of the GRR Reorganization in circumstances where local-market restrictions do not permit the in-kind transfer of such securities to the Acquiring Fund, and possibly the purchase of new securities that are in line with the Acquiring Fund's investment strategy. These estimated costs are shown in the table below; however, the final amount of such costs will depend on market conditions at the time such sales and purchases are made.

Target Fund	Total Transaction Costs	Costs per share
GRR	$34,900	$0.010

The Combined Fund will be required to rebalance its portfolio after the Reorganizations are consummated, the portfolio transactions costs of which will be shared by all shareholders of the Combined Fund. Such costs are estimated to be $2,420,000 or $0.02 per share; however, the final amount of such costs will depend on market conditions at the time such sales and purchases are made.

Neither the Funds nor their investment advisers or their affiliates will pay any direct expenses of shareholders arising out of or in connection with a Reorganization (e.g., expenses incurred by a shareholder as a result of attending the shareholder meeting, voting on a Reorganization or other action taken by a shareholder in connection with the Reorganization). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE GRR REORGANIZATION

The following is a summary of the material U.S. federal income tax consequences of the GRR Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of GRR as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the GRR Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. GRR's shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the GRR Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the GRR Reorganization that GRR and the Acquiring Fund each receive an opinion from Willkie Farr & Gallagher LLP dated as of the Closing Date, regarding the characterization of the GRR Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of GRR and the Acquiring Fund and assume, among other things, that the GRR Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the GRR Reorganization can be summarized as follows:

•  No gain or loss will be recognized by GRR or the Acquiring Fund by reason of the GRR Reorganization, except for any gains or loss that may be required to be recognized by GRR solely as a result of the close of GRR's taxable year due to the GRR Reorganization.

•  No gain or loss will be recognized by a shareholder of GRR who exchanges all of its GRR stock solely for Acquiring Fund Shares pursuant to the GRR Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•  The aggregate tax basis of Acquiring Fund Shares received by a shareholder of GRR pursuant to the GRR Reorganization will be the same as the aggregate tax basis of the shareholder's GRR common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•  The holding period of Acquiring Fund Shares received by a shareholder of GRR pursuant to the GRR Reorganization (including the holding period of any fractional Acquiring Fund common share for which cash is received) will include the holding period of the shareholder's GRR common shares surrendered in exchange therefor, provided that such GRR common shares were held by the shareholder as a capital asset.

•  A shareholder of GRR that receives cash in lieu of a fractional Acquiring Fund common share in connection with the GRR Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A GRR shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the GRR shareholder's tax basis in GRR common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the GRR shareholder's holding period for GRR common shares is more than one year as of the date the GRR Reorganization is consummated.

•  The Acquiring Fund's tax basis in GRR's assets received by the Acquiring Fund pursuant to the GRR Reorganization will, in each instance, equal the tax basis of such assets in the hands of GRR immediately prior to the GRR Reorganization (increased by the amount of gain or decreased by the amount of loss, if any, recognized by GRR upon transfer), and the Acquiring Fund's holding period for such assets will, in each instance, include the period during which the assets were held by GRR (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of GRR's taxable year or on which gain was recognized on the transfer to the Acquiring Fund).

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

GRR will be required to sell assets in connection with the GRR Reorganization because certain securities may not be transferred in-kind to the Acquiring Fund due to restrictions in the local market where such securities are held. Otherwise, GRR will not sell any assets in connection with the GRR Reorganization other than in the ordinary course of business. To the extent that assets of GRR are sold in connection with the GRR Reorganization, or if such assets were required to be marked to market as a result of the termination of GRR's taxable year or as a result of the transfer of certain assets in the GRR Reorganization, the tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and GRR's basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to GRR shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the GRR Reorganization, and such distributions will be taxable to shareholders of GRR.

The estimated percentage of GRR's portfolio to be sold in advance of the Reorganizations is 33% and the estimated transaction costs related to such sales are $35,000 or $0.010 per share, as of September 30, 2017. This estimate is subject to change depending on market circumstances at the time such sales are made.

Prior to the Closing Date, GRR will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of GRR all of GRR's investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. As of September 30, 2017, GRR's estimated distribution was approximately $5,189,000 or $1.50 per share, which includes any capital gains estimated to be generated as a result of selling non-transferable securities prior to the Reorganizations. This estimate is subject to change depending on market circumstances at the time such sales are made. Such distribution will be taxable to GRR's shareholders for U.S. federal income tax purposes.

Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Although it is expected that the portfolio realignment would occur principally following the Reorganizations, the Acquiring Fund may begin to realign its portfolio after Target Fund shareholder approval of the Reorganizations but prior to the consolidation in a manner consistent with its current investment objective and strategies. Based on each Fund's holdings as of September 30, 2017, the Combined Fund expects to sell approximately 88% of its portfolio following the closing of the Reorganizations, assuming that all Reorganizations are approved and consummated, which would generate an estimated $2,420,000, or $0.02 per share, in transaction costs if such securities were sold on September 30, 2017. The total estimated capital gains to be realized from the sales of the portfolio securities, if the portfolio restructuring had occurred on September 30, 2017, is $64,490,729 or $1.25 per share; these figures assume a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer and reflect the use of tax equalization accounting treatment for the proposed tender offer, which helps to reduce the impact of any capital gains realized through the sale of portfolio securities. The estimated realized capital gains is an estimate based on market conditions as of September 30, 2017 and there can be no guarantee that the distributions actually paid will not be materially higher or lower than the estimate. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. In addition, each Fund's investment adviser and administrator is exploring whether certain of the securities currently expected to be sold by each Target Fund in advance of the Reorganizations because they are not transferable can in fact be transferred to the Acquiring Fund. If they can be, then the estimated transaction costs incurred by the Combined Fund and the Combined Fund's capital gains distribution following the Reorganizations are expected to be higher, perhaps materially. The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and the Combined Fund's basis in such securities, offset by capital loss carry forwards, if any. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

In addition, cash would be raised in connection with the proposed tender offer, which may also generate transaction costs and capital gains. The total anticipated portfolio transaction costs of sales of portfolio securities to effect a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer, if the tender had occurred on September 30, 2017, is estimated to be $972,650 or $0.01 per share. The tax impact of the tender offer will depend on the difference between the price at which portfolio securities are sold and the Combined Fund's basis in such securities, offset by capital loss carry forwards, if any. As noted in the preceding paragraph, the Combined Fund anticipates selling a significant portion of its portfolio in advance of the tender offer and purchasing securities in line with its new investment strategy. The price at which portfolio securities are bought by the Combined Fund in line with its new investment strategy, and the price at which they would be sold in advance of the tender offer, cannot be predicted; as a result, the amount of capital gains (or losses) to be realized from the sale of such securities to raise cash for the tender offer cannot be estimated. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the purchases and sales. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

The gains from the portfolio realignment post-Reorganizations and those related to the sale of portfolio securities to fund the tender offer would be in addition to any gains generated by the Acquiring Fund in the ordinary course of business prior to the Reorganizations. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders. Currently, the Combined Fund anticipates making a special capital gains distribution following the consolidation. Barring exceptional or unforeseen circumstances, the Combined Fund anticipates announcing the amount of the tender offer and an estimate of the special capital gains distribution within 10 business days after the closing of the consolidation, both of which are expected to be completed and paid within approximately 60 days following the consolidation. These gains may still be offset by any capital losses realized during the Combined Fund's fiscal year ending December 31, 2018. Any net capital gains realized from the portfolio realignment, the sale of portfolio securities to fund the tender offer and routine trading that have not previously been distributed would be distributed to shareholders at year end.

Shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the GRR Reorganization as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an "ownership change" for U.S. federal income tax purposes, and such limitations might be significant. Depending on which of the Reorganizations are consummated, the Acquiring Fund's own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an "ownership change" for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an "ownership change," the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, if it undergoes an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund's utilization of each such Fund's capital loss carryforward as compared with what each such Fund's utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Information with respect to the Funds' capital loss carryforwards as of June 30, 2017 is set forth below:

Fund	Capital Loss Amount* ($)
ABE	13,155,022
IF	436,988
ISL	—
LAQ	22,930,401
SGF	1,383,537
GCH	2,042,489
GRR	—

  *  No expiration date.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and shareholders of the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed "qualified dividend income") if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund's expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the "annual loss limitation amount" had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder's disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of such Fund's capital losses). Shareholders of GRR should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

General

A list of GRR's shareholders of record as of the Record Date will be available at the Special Meeting.

Record Date

GRR has fixed the close of business on December 18, 2017 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, GRR had 3,466,783 common shares outstanding.

Proxies

Shareholders of GRR may vote by appearing in person at the Fund's Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders have the opportunity to submit their voting instructions via the Internet or by "touch-tone" telephone voting. The giving of such a proxy will not affect a shareholder's right to vote in person should such shareholder decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record voting instructions by automated telephone, shareholders should call the toll-free number listed on their proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of Aberdeen, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund's shares are listed.

If a shareholder of GRR holds shares directly (not through a broker-dealer, bank or other financial institution) and if a shareholder returns a properly executed proxy card that does not specify how the shareholder wishes to vote on a proposal, such shareholder's shares will be voted "FOR" the GRR Reorganization.

Broker-dealer firms holding shares of GRR in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the GRR Reorganization proposal at the Special Meeting. The GRR Reorganization is not a "routine" matter and shareholder instructions are required for broker-dealers to vote a beneficial owner's shares.

If a shareholder holds shares of GRR through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of such shareholder's shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

All properly executed proxies received prior to a Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the proposal.

With respect to the proposal, abstentions and broker non-votes will have the same effect as votes "AGAINST" such proposal.

Voting Requirement for the Proposal: The GRR Reorganization

The required vote for the approval of the proposal with respect to GRR is: (i) a majority of the outstanding shares entitled to vote and (ii) 66 2/3% of outstanding shares entitled to vote other than those entitled to be cast by an "Affiliate" or associate of an "Interested Party" to the transaction, as defined in GRR's Articles of Incorporation. Currently, GRR is not aware of any shareholders who are "Affiliates" or associates of an "Interested Party" to the transaction.

SHAREHOLDER INFORMATION

Control Persons

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to "control" the Fund within the meaning of the 1940 Act. As of December 29, 2017, GRR is aware that the following shareholders own more than 25% of the Fund's shares. GRR does not know of any other person who owns beneficially more than 25% of the Fund's shares except as set forth below; however, there may be a lag between the time such person acquired 25% of more of the Fund's shares and the date on which such person is required to make a filing notifying the Fund and the public of such ownership. As of December 29, 2017, no shareholder owned more than 25% of the Acquiring Fund's shares.

Fund	Name	Address	State in Which Entity is Organized	Parent(s) of Control Person	% Ownership
GRR	City of London Investment Management Co. Ltd.	77 Street, London, EC3V OAS, United KingdomGracechurch	N/A	City of London Investment Group PLC	32.35%

A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund's outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

5% Shareholders

As of December 29, 2017, the officers and directors of each of GRR and the Acquiring Fund, as a group, beneficially owned less than 1% of the outstanding common shares of such Fund. Unless otherwise indicated, the information set forth below is as of December 29, 2017. To each Fund's knowledge, no person beneficially owned more than 5% of the Fund's respective outstanding common shares, except as set forth below.

Name	Address	Record or Beneficial Owner	% Ownership	Estimated % Ownership of Combined Fund*
Acquiring Fund
Bulldog Investors, LLC	Park 80 West Saddle Brook,NJ 07663	Bulldog Investors, LLC	13.2%	1.4%
GRR
City of London Investment Management Co. Ltd.	77 Gracechurch Street, London, EC3V OAS, United Kingdom	City of London Investment Management Co. Ltd.	32.35%	1.7%
1607 Capital Partners LLC	4991 Lake Brook Drive, Suite 125 Richmond, VA 23219	1607 Capital Partners LLC	5.17%	0.3%
Bulldog Investors LLC	Park 80 West Saddle Brook, NJ 07663	Bulldog Investors LLC	4.98%	0.3%

  *  Assumes all Reorganizations are consummated and prior to any proposed tender offer.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund's bylaws provide for advance notice provisions related to submitting proposals for consideration at an annual meeting of shareholders, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. The advance notice requirements for annual meetings are described below.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 to the attention of the Secretary.

Acquiring Fund: The Acquiring Fund held its 2018 annual meeting of shareholders on January 26, 2018. For a shareholder proposal to be considered for inclusion in any proxy material relating to the 2019 annual meeting of shareholders of the Acquiring Fund, the shareholder proposal must be received by the Acquiring Fund no earlier than July 30, 2018 and no later than August 29, 2018. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the Bylaws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to the Fund's Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund's notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 not later than 5:00 p.m., Eastern time, on the 45th day prior to the first anniversary of the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than 5:00 p.m., Eastern time, on the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2017 Annual Meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

GRR: All proposals by shareholders of the Fund that are intended to be presented at the Fund's next annual meeting of shareholders, to be held in 2018, must be received by the Fund (addressed to The Asia Tigers Fund, Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103) in order to be considered for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than April 12, 2018. Any shareholder who desires to bring a proposal for consideration at the Fund's year 2018 annual meeting of shareholders (the "2018 Annual Meeting") without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The Asia Tigers Fund, Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103) during the period from May 18, 2018 to June 17, 2018. However, if the 2018 Annual Meeting is held earlier than August 16, 2018 or later than November 14, 2018, such written notice must be delivered to the Secretary of the Fund no earlier than 120 days before the date of the 2018 Annual Meeting and no later than the later of 90 days before the date of the 2018 Annual Meeting or 10 days following the public announcement of the date of the 2018 Annual Meeting. If the GRR Reorganization is approved, GRR does not expect to have a 2018 Annual Meeting.

Any shareholder proposal intended to be included in the Fund's proxy statement, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the 2018 Annual Meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act and Section 4(b) of the by-laws of the Fund. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about [February __, 2018]. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the investment advisers and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. GRR and its investment adviser have retained AST Fund Solutions LLC ("AST"), 48 Wall Street, 22nd Floor, New York, NY 10005, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of AST's services, including solicitation and mailing costs, in connection with the proxy is anticipated to be approximately $55,000 for GRR. AAMAL will bear the solicitation costs of GRR to the extent that such Fund's expenses exceed its expense limitation.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the GRR Reorganization will be passed upon by Willkie Farr & Gallagher LLP. Certain legal matters concerning the issuance of Acquiring Fund Shares will be passed upon by Morrison & Foerster, as special Maryland counsel to the Acquiring Fund.

OTHER MATTERS WITH RESPECT TO THE SPECIAL MEETING

A representative of GRR's Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Shareholders of GRR who want to communicate with the Board or any individual Director should write the Fund to the attention of the Secretary, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The communication should indicate that you are a GRR shareholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director, it will be sent to the Chair of the Board and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Accounting allegations, legal allegations and reports of a retaliatory act can be made orally or in writing to the Chairman of the Audit Committee of GRR at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Fund's Chief Compliance Officer. Such reports can also be made directly to management openly, confidentially or anonymously by contacting GRR's Chief Legal Officer in writing or in person.

Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

OTHER INFORMATION

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

Appendix A

Investment Restrictions

The Acquiring Fund and GRR have similar (but not identical) fundamental investment restrictions. A comparison of the Funds' fundamental investment restrictions is set forth in the table below. The investment restrictions of the Combined Fund will be those of the Acquiring Fund.

	Acquiring Fund Fundamental Restrictions	GRR Fundamental Restrictions	GRR Material Differences
Concentration Policy	The Fund may not invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States government securities.

The Fund may not purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to (a) investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) the purchase of securities of issuers whose primary business activity is in the telecommunications, real estate or banking industries, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be materially adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Board's determination.

N/A. Although GRR's concentration policy reserves freedom of action to concentrate, this is not permissible under current SEC staff positions. As a result, there are no material differences between the fundamental concentration policy of each of GRR and the Acquiring Fund.

A-1

	Acquiring Fund Fundamental Restrictions	GRR Fundamental Restrictions	GRR Material Differences
Senior Securities

The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not issue senior securities or borrow money, except for (a) senior securities (including borrowing money, including on margin if margin securities are owned, entering into reverse repurchase agreements and entering into similar transactions) not in excess of 25% of its total assets (including the amount borrowed), and (b) borrowings up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above; provided, however, that the Fund's obligations under when-issued and delayed delivery transactions and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of hedging shall not be deemed to involve the issuance of a "senior security" or a "borrowing"; for purposes of clauses (a) and (b) above, the term "total assets" shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by this item (2). The Fund's obligations under interest rate, currency and equity swaps are not treated as senior securities.

Unlike AEF which may borrow up to 33 1/3% of its total assets for certain purposes, GRR may only borrow up to 25% of its total assets.
Loans

The Fund may not lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States and Chile consistent with the Fund's investment policies.

The Fund may not make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities, and (c) make loans of portfolio securities, as described under "Additional Investment Activities—Loans of Portfolio Securities" in the Fund's Prospectus.

N/A
Short Sales	The Fund may not make short sales of securities or maintain a short position in any security.	None.	N/A

A-2

	Acquiring Fund Fundamental Restrictions	GRR Fundamental Restrictions	GRR Material Differences
Purchasing Securities on Margin

The Fund may not purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

The Fund may not purchase securities on margin (except as provided in [the Senior Securities borrowing restriction] above and except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions, and margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions).

N/A
Underwriting	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.	The Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter.	N/A
Commodities and Real Estate

The Fund may not purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

The Fund may not purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in derivatives.
		The Fund may not purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).	N/A
Control/ Management	None	The Fund may not invest for the purpose of exercising control over management of any company.	AEF does not have a comparable fundamental restriction.

A-3

Appendix B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION2

[DATE]

In order to consummate the reorganization contemplated herein (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [TARGET FUND NAME], a registered [non-]diversified closed-end investment company, File No. 811-[•], (the "Target Fund"), and Aberdeen Chile Fund, Inc., a registered non-diversified closed-end investment company, File No. 811-05770 (the "Acquiring Fund," and together with the Target Fund, the "Funds"), hereby agree as follows:

1.  REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a)  The Acquiring Fund is a corporation, duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval of changes to the Acquiring Fund's investment policies necessary to restructure the Acquiring Fund into one with an emerging markets equity strategy that may employ leverage, the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(m) herein) in connection with the Reorganization, and an amendment to the Acquiring Fund's Articles of Incorporation to increase the number of authorized shares by the shareholders of the Acquiring Fund (the "Acquiring Fund Shareholders"). The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund's Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)  The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") consistently applied and have been audited by [   ], the Acquiring Fund's independent registered public accounting firm, and the unaudited financial statements of the Acquiring Fund for the six months ended June 30, 2017, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)  An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the "Acquiring Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(m) herein) to be issued to the Target Fund shareholders (the "Target Fund Shareholders") pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with

2  This Form of Agreement and Plan of Reorganization includes provisions for use in connection with the reorganizations of each of ABE, IF, ISL, LAQ, SGF, GCH and GRR into CH.

or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)  There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h)  The Acquiring Fund is not obligated under any provision of its charter or bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)  The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund's Annual Report for the year ended December 31, 2016, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j)  No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k)  The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund with respect to the transactions contemplated herein (the "Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund or the investment adviser(s) to the Acquiring Fund and/or the Target Fund for use in the N-14 Registration Statement.

(l)  The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state, local and foreign tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, local and foreign taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state, local or foreign tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)  The Acquiring Fund is authorized to issue [1,000,000,000] shares of common stock, par value $0.001 per share (the "Acquiring Fund Common Shares"). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by the Acquiring Fund's charter or applicable law).

(n)  The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)  The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(p)  At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of common shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q)  At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, Board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.

(r)  The Acquiring Fund has elected to qualify and has qualified as a regulated investment company ("RIC") within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2.  REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)  The Target Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund's Board of Directors and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)  The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by [ ], and the unaudited financial statements of the Target Fund for the six months ended [PERIOD END DATE], and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)  An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the "Target Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)  There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)  The Target Fund is not obligated under any provision of its charter or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)  The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund's Annual Report for the year ended [FISCAL YEAR END DATE], those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j)  At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)  The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m)  The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state, local and foreign tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, local and foreign taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state. local or foreign tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)  The Target Fund is authorized to issue [•] shares of common stock, par value $[•] per share (the "Target Fund Common Shares"). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights.

(o)  All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.(p) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to Target Fund Shareholders as provided in Section 3 of this Agreement.

(q)  The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(r)  The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3.  THE REORGANIZATION.

(a)  Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume all stated liabilities of the Target Fund, in exchange for that number of Acquiring Fund Common Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall continue to be subject to the Maryland General Corporation Law.

(b)  If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if reasonably requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund's Board of Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code, would violate the Target Fund's investment policies or restrictions or would otherwise not be in the best interests of the Target Fund.

(c)  Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

(d)  Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares received by it to the Target Fund Shareholders in exchange for their Target Fund Common Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e)  The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the "Valuation Time").

(f)  The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g)  Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h)  The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under the Maryland General Corporation Law and will withdraw its authority to do business in any state where it is registered.

(i)  For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.  ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

(a)  A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below.

(b)  The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund, and no formula will be used to adjust the net asset value so determined of either Fund to take into account differences in realized and unrealized gains and losses.

(c)  Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest or dividends accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

The Acquiring Fund shall issue to the Target Fund book entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the Target Fund Shareholders on the basis of each shareholder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until such Target Fund Shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(d)  No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.  PAYMENT OF EXPENSES.

(a)  Subject to any applicable contractual expense limitation arrangements with such Fund, the Target Fund and the Acquiring Fund and any other closed-end investment company that merges with and into the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a "Fund") will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of Directors (the "Board"), expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, the preparation and filing of any documents required by such Fund's state of organization, the preparation and filing of the N-14 Registration Statement, and in the case of the Acquiring Fund, a proxy statement, with the U.S. Securities and Exchange Commission ("SEC"), the printing and distribution of the Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, audit fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds. Neither the Funds nor the investment adviser of any Fund will pay any expenses of shareholders, and the investment advisers shall not be responsible for any expenses, arising out of or in connection with the Reorganization, except to the extent that a Fund's reorganization expenses exceed the applicable contractual expense limitation arrangement with such Fund.

(b)  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on the same basis as provided in the preceding subsection (a), for all expenses incurred in connection with the Reorganization.

6.  COVENANTS OF THE FUNDS.

(a)  COVENANTS OF EACH FUND.

(i)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii)  Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP ("Willkie"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Willkie).

In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable periods ending on or before the Closing Date.

(b)  COVENANTS OF THE ACQUIRING FUND.

(i)  The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to cause the N-14 Registration Statement to become effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and the Target Fund will furnish to the Acquiring Fund the information relating to the Target Fund to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii)  The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund's portfolio investments, except for dispositions made in the ordinary course of business.

(iii)  Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv)  The Acquiring Fund shall use its reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the NYSE American prior to the Closing Date.

(v)  The Acquiring Fund agrees to prepare and file with the SEC and, in sufficient time to comply with requirements as to notice, to mail to the Acquiring Fund Shareholders of record entitled to vote at the special meeting of the Acquiring Fund Shareholders at which action is to be considered regarding the issuance of additional Acquiring Fund Common Shares, a proxy statement which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi)  The Acquiring Fund intends to continue to qualify as a RIC within the meaning of Section 851 of the Code for each subsequent taxable year, and to satisfy the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each subsequent taxable year.

(c)  COVENANTS OF THE TARGET FUND.

(i)  The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the Maryland General Corporation Law and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii)  The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii)  The Target Fund agrees to mail to the Target Fund Shareholders of record entitled to vote at the special meeting of the Target Fund Shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Proxy Statement/Prospectus included in the N-14 Registration Statement which, insofar as it constitutes a proxy statement, complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv)  After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state, local or foreign tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

7.  CLOSING DATE.

(a)  The closing of the Reorganization (the "Closing") shall occur at [TIME] at the offices of [•], or at such other time or location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the "Closing Date").

(b)  On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Common Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

(c)  The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d)  As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by the Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.  CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been approved by the affirmative vote of [seventy five percent (75%)]/[a majority] of the non-interested members of the Board of the Target Fund, [seventy five percent (75%)]/[a majority] of the entire Board of the Target Fund and by an affirmative vote of the Target Fund Shareholders representing [a majority]/[sixty six and two-thirds percent (66 2/3%)]/[two-thirds] of the outstanding shares entitled to vote on the Reorganization; and that the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, and a certificate setting forth the vote of the Acquiring Fund Shareholders approving a charter amendment increasing the authorized capital of the Acquiring Fund, permitting the issuance of additional Acquiring Fund Common Shares in connection therewith, and certified by the Acquiring Fund's Secretary.

(b)  That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund's investments, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities in the ordinary course of business since that date or changes in the market value of its portfolio securities.

(c)  That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)  That the Target Fund shall have received the opinion of Willkie, acting as counsel for the Acquiring Fund, and local Maryland counsel acting as special counsel for the Acquiring Fund, as applicable, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i)  based solely on its review of a certificate, and a bringdown verification thereof, issued by the State Department of Assessments and Taxation of Maryland with respect to the Acquiring Fund's existence and good standing in the State of Maryland, the Acquiring Fund is validly existing and in good standing under the Maryland General Corporations Law ("MGCL");

(ii)  the Acquiring Fund is registered as a non-diversified closed-end management investment company under the 1940 Act;

(iii)  the Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under this Agreement under the MGCL;

(iv)  this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of New York;

(v)  Neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement (i) conflicts with the charter or by-laws of the Acquiring Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates any law, rule or regulation of the State of New York, the State of Maryland or the United States of America;

(vi)  neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(vii)  the Acquiring Fund Common Shares have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the MGCL and when the issuance and sale thereof are duly recorded in the share record books of the Acquiring Fund and when the securities are delivered to and paid for by the Target Fund in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the MGCL.

(f)  That the Target Fund shall have obtained an opinion from Willkie, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)  That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(h)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.  CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of a majority of the members of the Board of the Acquiring Fund; and that the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, and a certificate setting forth the vote of the Target Fund Shareholders approving this Agreement and certified by its Secretary.

(b)  That a majority of the outstanding shares entitled to vote of the Acquiring Fund approve (i) changes to the Acquiring Fund's investment policies necessary to restructure the Acquiring Fund into one with an emerging markets equity strategy that may employ leverage, (ii) the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) an amendment to the Acquiring Fund's Articles of Incorporation to increase the number of authorized shares.

(c)  That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund's investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund's behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(d)  That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)  That the Acquiring Fund shall have received the opinion of [•] acting as counsel for the Target Fund, and/or, local Maryland counsel acting as special counsel for the Target Fund, as applicable, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)  based solely on its review of a certificate, and a bringdown verification thereof, issued by the Secretary of State of the State of Maryland with respect to the Target Fund's existence and good standing in the State of Maryland, the Target Fund is validly existing and in good standing under the MGCL;

(ii)  the Target Fund is registered as a [non-]diversified closed-end management investment company under the 1940 Act;

(iii)  the Target Fund has the corporate power and authority to execute, deliver and perform all of its obligations under this Agreement under the MGCL;

(iv)  this Agreement has been duly authorized, executed and delivered by all requisite corporate actions on the part of the Target Fund under the MGCL;

(v)  this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of New York;

(vi)  neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (i) conflicts with the charter or by-laws of the Target Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the MGCL or any law rule or regulation of the State of New York or the United States of America; and

(vii)  neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(g)  That the Acquiring Fund shall have obtained an opinion from Willkie, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h)  That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(j)  That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

10.  TERMINATION, POSTPONEMENT AND WAIVERS.

(a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund or the receipt of needed approvals by shareholders of the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by resolution of either the Board of Directors of the Target Fund or the Board of Directors of the Acquiring Fund based on changed circumstances that result in that Board determining, in its judgment, that the Reorganization is not in the best interests of the shareholders of the Target Fund or the Acquiring Fund, as the case may be; (ii) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (iii) by the Board of the Target Fund if any condition of Target Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iv) by the Board of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)  If the transactions contemplated by this Agreement have not been consummated by [•], this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d)  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders or members, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)  If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11.  INDEMNIFICATION.

(a)  Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

(b)  The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.  OTHER MATTERS.

(a)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [NAME OF TARGET FUND] c/o [•], Attention: [•], Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Aberdeen Chile Fund, Inc. c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 1910, Attention: Megan Kennedy, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)  This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)  This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards, at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)  This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board, nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Aberdeen Chile Fund, Inc.

By: ________________________

Name:

Title:

[Target Fund]

By: ________________________

Name:

Title:

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

THE ASIA TIGERS FUND, INC.

Dated [February   , 2018]

This Statement of Additional Information is available to the shareholders of The Asia Tigers Fund, Inc. (“GRR”) in connection with the proposed reorganization (the “GRR Reorganization”) whereby Aberdeen Chile Fund, Inc. (“CH” or the “Acquiring Fund”) will acquire substantially all of the assets and assume all stated liabilities of GRR in exchange solely for newly-issued shares of common stock (“common shares”) of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”), in the form of book-entry interests. The Acquiring Fund will list the Acquiring Fund Shares on the NYSE American. GRR will then distribute the newly-issued Acquiring Fund Shares to GRR’s shareholders (although cash may be distributed in lieu of fractional common shares), and then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the GRR Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in the Proxy Statement/Prospectus. The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund Shares received by the shareholders of GRR in the GRR Reorganization will equal the aggregate NAV (not the market value) of the GRR common shares held by such shareholders immediately prior to the GRR Reorganization. The NAV of each of GRR and the Acquiring Fund will reflect the applicable costs of the GRR Reorganization, except to the extent that such costs exceed GRR’s expense limitation. A copy of a form of the Agreement and Plan of Reorganization between GRR and the Acquiring Fund is attached as Appendix B to the Proxy Statement/Prospectus.

Pursuant to a separate proxy statement/prospectus, shareholders of each of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”) and Aberdeen Greater China Fund, Inc. (“GCH”), each a closed-end investment company, are also being asked to approve the reorganization of each such fund into the Acquiring Fund.  GRR together with ABE, ISL, IF, LAQ, SGF and GCH are referred to collectively as the “Target Funds” and each, a “Target Fund”.  The Target Funds and the Acquiring Fund are referred to collectively as the “Funds” and each a “Fund”. The proposed reorganizations of all Target Funds, including the GRR Reorganization, are referred to collectively as the “Reorganizations” and each as a “Reorganization”. The term “Combined Fund” refers to the Acquiring Fund after the Reorganizations of any of the Target Funds into the Acquiring Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated [February    , 2018] relating to the proposed GRR Reorganization. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by calling toll-free (888) 288-0951. The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

TABLE OF CONTENTS

RISK FACTORS AND SPECIAL CONSIDERATIONS	S-3
DIRECTORS AND OFFICERS	S-6
INVESTMENT MANAGEMENT AGREEMENTS	S-23
OTHER AGREEMENTS & SERVICE PROVIDERS	S-24
FUND MANAGEMENT	S-25
OTHER INFORMATION	S-27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-28
FINANCIAL STATEMENTS	S-28
PRO FORMA FINANCIAL STATEMENTS	S-28
APPENDIX A PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	A-1
APPENDIX B PORTFOLIO MANAGERS	B-1
APPENDIX C PROXY VOTING POLICIES	C-1

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Acquiring Fund’s and GRR’s risk factors and the discussion of such Funds’ investment objectives, policies and techniques that are described in the Proxy Statement/Prospectus.

Cyber Security Risk. The Funds, like all companies, may be susceptible to operational and information security risks. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber attacks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.

Derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). A Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. A Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes.  A Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. A Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk — the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk — if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Funds could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk — the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment.

Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain derivatives may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Operational risk — derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk — a Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. If a Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk — derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company.

Valuation risk — depending on their structure, some categories of derivatives may present special valuation challenges.

Derivatives may generally be traded over-the counter (“OTC”) or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. The Commodity Futures Trading Commission and the Securities and Exchange Commission (the “SEC”) continue to review the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into certain derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions.

Exchange-Traded Fund Risk. To the extent that a Fund invests in exchange traded funds (“ETFs”), the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Frontier Market Securities. Each of the Funds, except for ISL and SGF, may invest in frontier market securities. The risks associated with investments in frontier market countries include all the risks that apply to foreign securities and emerging markets securities described in the Proxy Statement/Prospectus, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Initial Public Offerings (“IPO”). An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors.  The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interest in Publically Traded Limited Partnerships. Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Real Estate Investment Trust (“REIT”) and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties.  REITs that invest in real estate mortgages are also subject to prepayment risk.  To the extent a Fund invests in REITs, the Fund may be subject to these risks.

Real Estate Related Securities. Although no Fund may invest directly in real estate, a Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Reverse Repurchase Agreements. Reverse repurchase agreements are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing.  When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Securities Lending. A Fund may lend its portfolio securities. If a Fund lends securities, the Fund may be subject to the risk of default by the borrower. A Fund lending its securities will require from the borrower collateral equal to: (i) for U.S. securities, 102% of the value of the securities loaned; and (ii) for non-U.S. securities, 105% of the value of the securities loaned. The value of the securities loaned will be marked to market on a daily basis, and the borrower will provide additional collateral to a Fund to the extent that the value of the securities loaned exceeds the value of collateral previously received by the Fund. A Fund lending its securities may lose money if the borrower fails to timely return the securities loaned upon the termination of the loan and the value of the securities loaned exceeds the value of collateral received.

Securities of Investment Companies. To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies.  No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.  For purposes of these limitations, a Fund would aggregate its investments in any private placements with its investment company holdings.

To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which a Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.  Each Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

DIRECTORS AND OFFICERS

The Directors

The Board of each of the Acquiring Fund and GRR currently consists of the number of individuals shown in the table below (each, a “Director”), all of whom are not “interested persons” of the Funds as defined in the 1940 Act (“Independent Directors”), unless noted otherwise.

Fund	# of Directors
Acquiring Fund	3	*
GRR	6	**

* At a shareholder meeting held on January 26, 2018, shareholders of the Acquiring Fund elected three additional Directors, each of whom currently serves as a Director of one or more Target Funds.  The terms of each such Director-elect will commence upon the Reorganization of the applicable Target Fund into the Acquiring Fund.

**One Director is not an Independent Director.

Each of the Acquiring Fund and GRR, which are advised by Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) and Aberdeen Asset Management Asia Limited (“AAMAL”), respectively, are part of a fund complex (the “Aberdeen Fund Complex”). Each Fund is advised by an investment adviser that is a wholly-owned subsidiary of Standard Life Aberdeen plc (its affiliates and subsidiaries are referred to collectively herein as

“Aberdeen”). Certain Directors of each of the Acquiring Fund’s and GRR’s Board of Directors (the “Board”) also oversee as Directors the operations of the other closed-end and open-end registered investment companies included in the Aberdeen Fund Complex. See “Board Leadership Structure and Oversight” for additional information.

Biographical Information

Certain biographical and other information relating to the Directors, Directors-elect and officers of the Acquiring Fund and GRR is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the Aberdeen Fund Complex and any public directorships or trusteeships. Each of the Acquiring Fund’s and GRR’s by-laws provide that the Board will be divided into three classes, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of each of the Acquiring Fund and GRR, and their addresses, year of birth and principal occupations during the past five years, are provided in the tables below.

Acquiring Fund:

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Aberdeen Fund Complex(1) Overseen by Director	Other Directorships Held by Director

James Cattano c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1989; current term ends at the 2020 annual meeting.	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Audit and Valuation, and Nominating Committee Member	Since 2006; current term ends at the 2019 annual Meeting.	Mr. Fox has been a Partner at Schoeman Updike Kaufman & Gerber LLP (law firm) since 2017. Previously, he was a Partner at Drinker Biddle & Reath LLP (law firm) from 1972 to 2017. He has also been a Lecturer at Yale Law School (education) since 2009.	3

Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011. Director of Aberdeen Indonesia Fund, Inc. from 2000 to 2017.

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Chairman, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2003, Chairman since 2018; current term ends at the 2020 annual meeting.	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. He is also a Director of Backstage LLC (publication) since	23	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield

			2013.

Bond Fund, Inc. since 2005; Director of Credit Suisse NEXT Fund since 2013; Director of Wood Resources (2007-2013); Director of Credit Suisse Park View Fund (2014-2016); Director of Presstek, Inc. (2003-2012).

Nancy Yao Maasbach(2) c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Director-elect	Term will commence upon closing of the GRR Reorganization and expire in 2021.	Nancy Yao Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. She has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Member of the Council on Foreign Relations.	2	None.

C. William Maher(2) c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Director-elect	Term will commence upon closing of the Reorganization of GCH and expire in 2019.	Retired. From 2014 to 2016, Chief Executive Officer, Santa Barbara Tax Products Group; from 2010 to 2014, Chief Financial Officer of Santa Barbara Tax Products Group; from 2005 to 2008, Managing Director and Chief Financial Officer of LPL Financial; from 1999 to 2005, Managing Director of Nicholas Applegate Capital Management.	1	None.

Rahn Porter(2) c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1954	Director-elect	Term will commence upon closing of the Reorganization of SGF and expire in 2021.	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015.	20

Director of CenturyLink Investment Management Company (formerly Qwest Asset Management Company) since 2006; Director of Blackridge Financial, Inc., since 2005; Director of The Thai Capital  Fund, Inc. (2007-2013).

(1)                  Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund, the Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 18 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the Aberdeen Fund Complex.

(2)                   Elected by the Acquiring Fund’s shareholders at the annual meeting of shareholders held on January 26, 2018 with a term to commence upon the Reorganization of the Target Fund on whose board the Director-elect currently serves.

GRR:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in the Aberdeen Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1938	Director, Chairman of the Board of Directors, Nominating Committee, Valuation Committee and Audit Committee	Since 1993; Current term ends at the 2018 Annual Meeting	Mr. Salacuse has been the Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, since 1986. He was also Visiting Professor of Law at Harvard Law School from January 2014 through July 2014, and has served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	2	Former Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1937	Director, Audit Committee and Nominating Committee Member	Since 1994; Current term ends at the 2020 Annual	Mr. Gelb has been the President Emeritus of The Council on Foreign Relations since 2003. Previously, he was a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of The New York Times, as well as a senior official in the departments of State and Defense.	2	Director of 27 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC

		Meeting			and its affiliates.

Luis Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee and Nominating Committee Member	Since 1999; Current term ends at the 2020 Annual Meeting	Mr. Rubio has been the Chairman of Mexico Evalua — CIDAC since 2000 and Chairman, Mexican Council on Foreign Relations (2017-2019). He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 49 books.	2	Director of one registered investment company advised by Advantage Advisers L.L.C. or its affiliates and Director of Coca Cola Femsa.

Nisha Kumar c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Director, Audit Committee and Nominating Committee Member	Since 2016; Current term ends at the 2019 Annual Meeting

Nisha Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. She was previously Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. during 2011. From 2007 to 2009, Ms. Kumar served as Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. Ms. Kumar is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.

				3	None

Nancy Yao Maasbach c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Director, Audit Committee and Nominating Committee Member	Since 2016; Current term ends at the 2020 Annual Meeting	Ms. Maasbach is the President of the Museum of Chinese in America. Prior to this position she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Ms. Yao Maasbach has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. She is a member of the Council on Foreign Relations.	2	None
Interested Director

Martin J. Gilbert* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director	Since 2012; Current term ends at the 2018 Annual	Mr. Gilbert is the Co-Chief Executive Officer of Standard Life Aberdeen plc since 2017. He is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983.	26	None

Meeting

Director (1991-2014), Aberdeen Asset Management Asia Limited; and Director (2000-2014), Aberdeen Asset Management Limited. He was a Director from 1995 to 2014, and was President from 2006 to 2014 of Aberdeen Asset Management, Inc.

*               Mr. Gilbert is deemed to be an interested person because of his affiliation with the GRR’s investment adviser. Mr. Gilbert serves as a Director of several funds in the Aberdeen Fund Complex.

Experience, Qualifications and Skills

Each of the Acquiring Fund’s and GRR’s Board believes that each of its Director’s and, in the case of the Acquiring Fund’s Board, each Director-elect’s experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director or Director-elect possesses the requisite experience, qualifications, attributes and skills to serve on the Board. Each Board believes that each Director’s and Director-elect’s ability to review critically, evaluate, question, and discuss information provided to him or her, to interact effectively with the Fund’s investment adviser, other service providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of his or her duties, support this conclusion. Each Board has also considered the contributions that each Director and Director-elect can make to the Board and Fund.

A Director’s or Director-elect’s ability to perform his or her duties effectively may have been attained through the Director’s or Director-elect’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen Fund Complex, if applicable, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the specific experience, qualifications, attributes and/or skills of each Director and Director-elect are set forth in the table below.

Each Board believes that the significance of each Director’s and Director-elect’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience important for one Director or Director-elect may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, Director-elect or particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition to assess whether the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors and Director-elects are presented pursuant to disclosure requirements of the SEC, do not constitute holding out the Board or any Director or Director-elect as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or the Board by reason thereof.

Director	Experience, Qualifications and Skills
Mr. Cattano	Business background and executive management and financial experience as president and chief executive officer of a commodities trading company.

Mr. Fox	Legal experience as a partner at a law firm and as a law professor and board experience with other public and private companies, including fund companies.

Mr. Rappaport	Financial services, investment management and executive experience with private investment firms and board experience with other public and private companies, including fund companies.

Mr. Porter

Business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of other funds within the Aberdeen Fund Complex.

Mr. Maher	Experience as an officer in the financial services industry, including his experience as a chief financial officer and chief executive officer.

Mr. Salacuse	Academic and foreign affairs experience and has served as a board member of other investment companies.

Mr. Gelb	Academic and foreign affairs experience and serves as a board member of other investment companies.

Mr. Rubio	Business and academic experience as president of a not-for-profit think tank focused on Mexico’s economic and democratic development and has served as a board member of other investment companies.

Ms. Kumar	Financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds.

Ms. Maasbach	Financial and research analysis experience in and covering the Asia region and experience in world affairs.

Mr. Gilbert	Investment management experience as co-chief executive officer and director roles within the Aberdeen Fund Complex, board experience with other public companies and investment trusts.

Board and Committee Structure

The Acquiring Fund’s Board is currently comprised of three Independent Directors. GRR’s Board is comprised of five Independent Directors and one interested director.

If the Reorganizations are completed, the Acquiring Fund’s Board after the Reorganizations (the “Post-Reorganization Board”) would be composed of six Directors, each of whom would be considered an Independent Director. Under the Acquiring Fund’s retirement policy, the term of Mr. Enrique Arzac, the Acquiring Fund’s former chairperson, expired at the annual meeting of Acquiring Fund shareholders held on January 26, 2018.  Messrs. Cattano, Fox and Rappaport will continue to serve on the Board post-Reorganizations.  Mr. Rappaport, an Independent Director, serves as the Chairperson of the Acquiring Fund. The Chairperson’s primary role would be to participate in the preparation of the agenda for meetings of the Post-Reorganization Board and the identification of information to be presented to the Post-Reorganization Board with respect to matters to be acted upon by the Post-Reorganization Board. The Acquiring Fund’s bylaws provide that the Board of Directors to be elected by holders of the Acquiring Fund’s common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

Each of the Acquiring Fund’s and GRR’s Board has appointed an Independent Director as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and Fund management and the Fund’s investment adviser between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. Each Board holds regular quarterly meetings throughout the year to consider and address matters involving the applicable Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors of each Board also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

During the fiscal year ended December 31, 2017, the Board of the Acquiring Fund held 17 meetings.

During the fiscal year ended October 31, 2017, the Board of GRR held 8 meetings.

Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee (defined below) of which he/she was a member during its most recent fiscal year. For annual or special shareholder meetings, Directors of each Board may but are not required to attend the meetings; and for the Acquiring Fund’s 2017 annual shareholder meeting, the following individuals attended telephonically: Enrique Arzac (who has since retired from the Acquiring Fund’s Board), James Cattano, and Steven Rappaport. No Directors of GRR attended the most recent annual shareholder meeting. For CH’s 2018 annual shareholder meeting, Steven Rappaport attended telephonically.

Each Board has established a committee structure, described for the Board of the relevant Fund below (each, a “Committee” and together, the “Committees”).

Acquiring Fund.  The Board of the Acquiring Fund has an Audit and Valuation Committee, a Nominating Committee and a Cost Review Committee to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Committee is comprised entirely of Independent Directors.

Audit and Valuation Committee. The Acquiring Fund’s Audit and Valuation Committee consist of all the Independent Directors of the Fund established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Committee are Messrs. James J. Cattano, Lawrence J. Fox and Steven N. Rappaport. If the Reorganizations are consummated, the Post-Reorganization Board may propose changes to the composition of the Acquiring Fund’s Audit and Valuation Committee; however, it is expected that the Audit and Valuation Committee will continue to be composed entirely of Independent Directors.

The Acquiring Fund’s Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee.

The Audit and Valuation Committee oversees the activities of the Acquiring Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. The Board has delegated to its Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

The Audit and Valuation Committee held 5 meetings during the fiscal year ended December 31, 2017.

Nominating Committee; Consideration of Potential Director Nominees. The Acquiring Fund’s Nominating Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Investment Adviser and other principal service providers. The Nominating Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Nominating Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The Nominating Committee also reviews and may make recommendations to the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board has adopted a Nominating Committee Charter. The members of the Nominating Committee are Messrs. James J. Cattano, Lawrence J. Fox and Steven N. Rappaport. If the Reorganizations are consummated, the Post-Reorganization Board of the Acquiring Fund may propose changes to the composition of the Fund’s Nominating Committee; however, it is expected that the Nominating Committee will continue to be composed entirely of Independent Directors.

The Nominating Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Fund’s investment adviser or its affiliates, as appropriate. The Nominating Committee will consider potential director candidates, if any, recommended by its Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and a Board’s diversity, the Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

The Nominating Committee held 8 meetings during the fiscal year ended December 31, 2017.

Cost Review Committee. The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Acquiring Fund, to ensure that such expenses are commensurate with the services provided. The members of the Acquiring Fund’s Cost Review Committee are Messrs. James J. Cattano and Steven N. Rappaport. If the Reorganizations are consummated, the Post-Reorganization Board of the Acquiring Fund may propose changes to the composition of the Cost Review Committee.

GRR. The Board of GRR has an Audit Committee and a Nominating Committee to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Committee is comprised entirely of Independent Directors.

Audit Committee. GRR’s Audit Committee is composed entirely of Directors who are not “interested persons” of the Fund, the Fund’s investment adviser or its affiliates within the meaning of the 1940 Act and who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards. Currently, Mr. Jeswald Salacuse is the Chairman and Messrs. Leslie Gelb and Luis Rubio and Mses. Nisha Kumar and Nancy Maasbach are members of the Audit Committee. The Audit Committee convened 6 times during the fiscal year ended October 31, 2017.

The principal functions of the Audit Committee are to appoint and retain the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Ms. Kumar is an “audit committee financial expert,” as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee charter in February 2000, which was most recently amended in May 2015. The Audit Committee charter states that no member of the Audit Committee may serve on the audit committees of more than three public companies, including the Fund, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to serve on the Audit Committee effectively. For the purposes of this determination, service on multiple audit committees within the same fund complex shall be counted as service on a single audit committee. The Board of Directors has determined that the service by Mr. Gelb on the audit committees of more than two other public companies does not impair his ability to serve effectively on the Fund’s Audit Committee.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Nominating Committee. The Nominating Committee is composed entirely of Directors who are not “interested persons” of the Fund, the Fund’s investment adviser or its affiliates within the meaning of the 1940 Act and who are “independent” as defined in the NYSE listing standards. Currently, Mr. Jeswald Salacuse is the Chairman and Messrs. Leslie Gelb and Luis Rubio and Mses. Nisha Kumar and Nancy Maasbach are members of the Nominating Committee.

The Nominating Committee convened 1 time during the fiscal year ended October 31, 2017. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant, which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee does not have a formal diversity policy, but may also consider diversity of professional experience, education and skills when evaluating potential nominees. The Nominating Committee will accept nominations for the office of Director made by Fund shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a shareholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a shareholder who beneficially owned, or a group of shareholders who beneficially owned, more than 5% of the Fund’s shares for at least one year as of the date the recommendation was made.

GRR and the Acquiring Fund. Each Board conducts an annual evaluation of its performance, including consideration of the effectiveness of the Board’s Committee structure. Each Board believes that its leadership structure, including maintaining standing Committees and establishing ad hoc Committees or working groups as needed and having an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview. Each Board also believes that it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight. The Board may, at any time and in its discretion, change its leadership structure, including in response to changes in circumstances or characteristics of the Fund.

Each of GRR and the Acquiring Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board’s general oversight of the applicable Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the relevant Fund’s investment adviser, who carries out the Fund’s investment management and business affairs, and also by other service providers in connection with the services they provide to the Fund. Each Fund’s investment adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of a Fund, the applicable Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Fund’s investment adviser and the Fund’s other service providers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. Each Board also requests that the applicable Fund’s investment adviser report to the Board on other matters relating to risk management on a regular and as-needed basis. Each Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Share Ownership

Information relating to each Director’s share ownership in each of the Acquiring Fund and GRR, as applicable, and in the other funds in the Aberdeen Fund Complex that are overseen by the respective Director as of October 31, 2017 is set forth in the chart below. The chart also sets forth information relating to each Director-elect’s share ownership in the Acquiring Fund. The following key relates to the dollar ranges in the chart:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

Director	Acquiring Fund	GRR	Aggregate Dollar Range of Equity Securities in Aberdeen Fund Complex
Mr. Arzac	Over $100,000*	—	Over $100,000
Mr. Cattano	Over $100,000	—	Over $100,000
Mr. Fox	Over $100,000	—	Over $100,000
Mr. Rappaport	Over $100,000	—	Over $100,000
Mr. Porter	None	—	$10,001-$50,000
Mr. Maher	None	—	$10,001-$50,000
Mr. Salacuse	—	$10,001-$50,000	$10,001-$50,000
Mr. Gelb	—	$10,001-$50,000	$10,001-$50,000
Mr. Rubio	—	$10,001-$50,000	$10,001-$50,000
Ms. Kumar	—	$10,001-$50,000	$10,001-$50,000
Ms. Maasbach	None	None	None
Mr. Gilbert	—	$10,001-$50,000	$10,001-$50,000

 *Mr. Arzac’s term as a director of CH expired at the annual meeting of CH shareholders held on January 26, 2017.

As of October 31, 2017, the officers and Directors as a group owned an aggregate of less than 1% of the outstanding shares of each of the Acquiring Fund and GRR. As of October 31, 2017, none of the Independent Directors of the Acquiring Fund or GRR or their immediate family members owned beneficially or of record any securities of such Fund’s investment adviser or any affiliate of the Fund’s investment adviser or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Director or his/her immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Funds, the Funds’ investment advisers or any affiliate of the Funds’ investment advisers or underwriter or any person controlling, controlled by or under common control with any such entities.

Compensation of Directors

The following table provides information concerning the approximate compensation paid for retainers and meetings held during the fiscal year ended October 31, 2017 for GRR and for the fiscal year ended December 31, 2017 for the Acquiring Fund to each Director of the applicable Fund and the aggregate compensation paid to them from all registered funds in the Aberdeen Fund Complex for meetings held during such fiscal year. Neither the Acquiring Fund nor GRR provides any pension or retirement benefits to Directors.

Officers of each of the Acquiring Fund and GRR and Directors who are interested persons of such Fund do not receive any compensation directly from the Fund or any other fund in the Aberdeen Fund Complex for performing their duties as officers or Directors, respectively, although they are reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Fund and Aberdeen Fund Complex(1)
CH
James J. Cattano	$34,000	$167,000
Lawrence J. Fox	$29,000	$97,000
Steven N. Rappaport	$30,000	$243,000
Enrique Arzac (2)	$38.500	$182,878
GRR
Leslie H. Gelb	$13,000	$71,000
J. Marc Hardy(3)	$9,363	$47,026
Nisha Kumar	$13,000	$71,000
Nancy Yao Maasbach	$13,000	$71,000
Luis F. Rubio	$11,200	$63,200
Jeswald W. Salacuse	$15,500	$91,000
Martin Gilbert(4)	$0	$0

(1)         The number in parentheses indicates the total number of funds in the Aberdeen Fund Complex on which the Director serves or served at any time during the fiscal year.

(2)         Term expired at the annual meeting of shareholders of CH held on January 26, 2018.

(3)         Resigned from the Board of Directors effective June 21, 2017.

(4)         Mr. Gilbert is an Interested Director.

None of the Directors-elect of the Acquiring Fund has served as a Director of the Acquiring Fund. Therefore, none of the Directors-elect has received any compensation from the Acquiring Fund.  Each Director-elect who takes office will be paid by the Acquiring Fund for his or her services as an Independent Director. If the Directors-elect take office, the Post-Reorganization Board may establish a new compensation schedule for its Independent Directors. The new compensation schedule for the post-Reorganization Directors may take into account their services provided to other funds in the Aberdeen Fund Complex.

Information Pertaining to the Officers

The executive officers of the Acquiring Fund and GRR, their address, year of birth and their principal occupations during the past five years are shown in the table below. Each executive officer is an “interested person” of the Fund by virtue of that individual’s position with the relevant Fund’s investment adviser or its affiliates described in the table below. Officers serve until death, resignation or removal.

Acquiring Fund:

Name, Address and Age	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President of the Fund	Since 2009

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance of the Fund	Since 2011

Currently, Head of International Compliance for Aberdeen Asset Management PLC (since 2017) and Director, Vice President and Head of Compliance — Americas for AAMI. Mr. Cotton joined AAMI in 2010 as Head of Compliance Americas.

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President—Compliance	Since 2017

Currently, Head of Conduct & Compliance — Americas/Deputy Chief Risk Officer since 2017. Prior to that, Mr. Andolina was Deputy Head of Compliance — Americas. In this capacity, Joe will take a lead role in the management and implementation of the US Compliance Program and support the group globally on SEC related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Joe was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President of the Fund	Since 2009

Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for AAMI. She previously serves as Head of Legal — Americas from 2010 to 2012. Ms. Nichols joined AAMI in 2006 as U.S. Counsel.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer of the Fund	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets - Americas. Ms. Melia joined AAMI in September 2009.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Fund	Since 2009	Currently, Head of Product Management for AAMI (since 2009). Ms. Kennedy joined AAMI in 2005.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St.	Vice President of the Fund	Since 2009

Currently, Director, Vice President and Head of Product — Americas, for AAMI overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr.

32nd Floor Philadelphia, PA 19103 Year of Birth: 1974			Goodson joined AAMI in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President of the Fund	Since 2014

Currently, Chief Executive Officer of Americas and a member of the Aberdeen Standard Management Executive Committee. He previously held the positions of Co-Head of Americas and Chief Financial Officer for AAMI until 2016. Mr. Hendry first joined AAMI in 1987 and helped establish AAMI’s business in the Americas in Fort Lauderdale. Mr. Hendry left AAMI in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined AAMI from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President of the Fund	Since 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team for AAML in London, England since 1997. Ms. Irvine joined AAMI in 1996 in a group development role.

Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1972	Vice President of the Fund	Since 2009

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen. He joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North
American equities, global asset allocation and eventually the Asian equities teams.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Fund	Since 2009	Currently, Vice President and Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in 2007 as U.S. Counsel.

Nick Robinson** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1978	Vice President of the Fund	Since 2011

Currently, Senior Investment Manager for Aberdeen Asset Managers Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of AAMI’s operations in São Paulo, Brazil from 2009 to 2016.

Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President of the Fund	Since 2009

Currently, a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2001, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Heather Hasson** Aberdeen Asset Management Inc.	Assistant Secretary of the Fund	Since 2012	Currently, Senior Product Manager for AAMI since 2009. Ms. Hasson joined AAMI as a Fund Administrator in 2006.

1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer of the Fund	Since 2011	Currently, Senior Fund Administration Manager — US for AAMI since 2013. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

**  Messrs. Goodson, Cotton, Andolina, Hendry, Pittard and Young and Mses. Sitar, Melia, Kennedy, Nichols and Ferrari hold officer position(s) in both GRR and the Acquiring Fund.

***  Mr Young serves as an Interested Director of the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment adviser of the Fund and may thus be deemed to be part of the Aberdeen Fund Complex.

GRR:

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1974	President	Since 2011

Currently, Director, Vice President and Head of Product-Americas for AAMI, overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson joined Aberdeen in 2000.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1977	Vice President and Chief Compliance Officer	Since 2011	Currently, Head of International Compliance (since 2017) for Aberdeen Asset Management PLC, Director, Vice President and Head of Compliance- Americas for AAMI. Mr. Cotton joined Aberdeen in 2010.

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1978	Vice President — Compliance	Since 2017

Currently, Head of Conduct & Compliance — Americas/Deputy Chief Risk Officer since 2017. Prior to that, Mr. Andolina was Deputy Head of Compliance — Americas. In this capacity, Joe will take a lead role in the management and implementation of the US Compliance Program and support the group globally on SEC related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Joe was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1971	Vice President and Chief Legal Officer	Since 2012	Currently, Vice President and Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI as U.S. Counsel in July 2007.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1969	Treasurer	Since 2011	Currently, Head of Fund Operations Traditional Assets — Americas and Vice President for AAMI. Ms. Melia joined Aberdeen in 2009.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1974	Secretary and Vice President	Since 2011	Currently, Head of Product Management for AAMI since 2009. Ms. Kennedy joined AAMI in 2005.

Adrian Lim** c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Attn: US Legal Philadelphia, PA 19103 Birth Year: 1971	Vice President	Since 2012

Currently, Senior Investment Manager on the Asian Equities Team. Mr. Lim joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current role soon after.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1953	Vice President	Since 2014

Currently, Chief Executive Officer of Americas and a member of the Aberdeen Standard Management Executive Committee. He previously held the positions of Co-Head of Americas and Chief Financial Officer for AAMI until 2016. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. He left Aberdeen in 2008 when the company moved its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked as Chief Operating Officer for six years.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Birth Year: 1978	Vice President	Since 2011

Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for AAMI. She previously served as Head of Legal — Americas from 2010 to 2012. Ms. Nichols joined Aberdeen in 2006.

Christian Pittard** c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Attn: US Legal Philadelphia, PA 19103 Birth Year: 1973	Vice President	Since 2011

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Hugh Young*** c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Attn: US Legal Philadelphia, PA 19103 Birth Year: 1958	Vice President	Since 2012

Currently, a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2001, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Kasey Deja** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Birth Year: 1979	Assistant Secretary	Since 2012	Currently, Senior Product Manager within Product Management for AAMI since 2011. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Birth Year: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager-US for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.

*                 Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

**          Messrs. Goodson, Cotton, Andolina, Hendry, Pittard and Young and Mses. Sitar, Melia, Kennedy, Nichols and Ferrari hold officer position(s) in both GRR and the Acquiring Fund.

***   Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which have a common investment manager and/or investment adviser with the Funds, or an investment adviser that is affiliated with the investment manager and investment adviser with the Funds, and may thus be deemed to be part of the Aberdeen Fund Complex.

Indemnification of Directors and Officers

Each of the Acquiring Fund’s and GRR’s by-laws and/or charter provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.  Each of the Acquiring Fund’s and GRR’s by-laws do not, however, indemnify any current or former Director or officer against any liability to the Fund or any shareholder to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each of the Acquiring Fund and GRR has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Acquiring Fund and GRR, require the Funds’ officers and Directors, certain officers and directors of the investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of a Fund’s shares to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE American or NYSE, as applicable. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon each of the Acquiring Fund’s and GRR’s review of the copies of such forms received by it and written representations from the Directors and officers of the Funds, and the filings by the beneficial holders of greater than 10% of a Fund’s shares, to the knowledge of each Fund, for the fiscal year ended December 31, 2017 with respect to the Acquiring Fund, and for the fiscal year ended October 31, 2017 with respect to GRR, all such forms were filed on a timely basis, except that with respect to the Acquiring Fund, Form 3 (Initial Statement of Beneficial Ownership) filings for each of Stephan Docherty and Katherine Malcolm, directors of the Investment Adviser, were filed with the SEC subsequent to the 10-day period specified in the Form.  Such Form 3 filings were required solely as a result of Mr. Docherty and Ms. Malcolm becoming directors of the Investment Adviser, and were not related to any transactions in the Fund.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The investment management agreement between each of the Acquiring Fund and GRR and its investment adviser was approved by the respective Fund’s Board, including a majority of the Independent Directors.

The current contractual management fee rate payable to the investment adviser of GRR, as well as the contractual expense limitation agreed to by the Fund’s investment adviser is as follows:

•                  1.00% of the first $500 million of the Fund’s average weekly Managed Assets*;

•                  0.95% of such assets between $500 million and $1 billion; and

•                  0.90% of such assets in excess of $1 billion. **

* “Managed Assets” of the Fund means total assets of GRR, including assets attributable to investment leverage, if any, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund.

**GRR’s investment adviser has contractually agreed to limit the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. This agreement will continue in effect through December 19, 2018, and from year to year thereafter (a “Renewal Term”), unless and until the adviser notifies the Fund, at least thirty (30) days prior to the end of any Renewal Term, of its intention to terminate the agreement for the subsequent Renewal Term.

If any of the Reorganizations are approved, the Combined Fund will pay the Investment Adviser at the following rate:

•                  0.90% of the first $250 million of the Combined Fund’s average weekly net assets;

•                  0.80% on the next $250 million; and

•                  0.75% on amounts above $500 million.

The investment management agreements of the Acquiring Fund and GRR continue in effect for a period of two years from their respective effective dates, and if not terminated earlier, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund’s Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Directors of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund’s Board or a majority of the outstanding voting securities of the applicable Fund) or by the applicable Fund’s investment adviser, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party, except that the investment management agreement of GRR provides that the investment manager must provide at least 90 days’ written notice to the Fund. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the applicable investment adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Acquiring Fund or GRR, as applicable, in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the investment adviser’s part in the performance of its duties or from reckless disregard by the investment adviser of its duties under the investment management agreement. The investment management agreements also provide for indemnification by each Fund of the investment adviser, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

Each investment adviser will devote such time and effort to the business of each of the Acquiring Fund and GRR as is reasonably necessary to perform its duties to each Fund. However, the services of the investment advisers are not exclusive, and the investment advisers provide similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees paid by each of the Acquiring Fund and GRR to its investment adviser and any amounts waived by the investment adviser.

	GRR
FYE	Fees Pd. ($)	Fees Waived ($)
10/31/17	432,271	59,474
10/31/16	380,642	97,183
10/31/15	443,056	85,630

	Acquiring Fund
FYE	Fees Pd. ($)	Fees Waived ($)
12/31/17	$831,141	$147,208
12/31/16	680,193	119.649
12/31/15	761,667	134,522

OTHER AGREEMENTS & SERVICE PROVIDERS

Administration

AAMI is U.S. administrator for each of the Acquiring Fund and GRR. Subject to the control, supervision and direction of the Boards of Directors, AAMI is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Funds’ service providers; negotiation of the Funds’ service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Funds’ investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services. Each of the Acquiring Fund and GRR pays AAMI monthly for administrative and fund accounting services, at an annual rate of 0.08% of the Fund’s average monthly net assets.

The table below shows the amounts paid by each of the Acquiring Fund and GRR to AAMI for such services for the periods indicated:

FYE	GRR
10/31/17	$34,582
10/31/16	$30,452
10/31/15	$42,868

FYE	Acquiring Fund
12/31/17	$28,639
12/31/16	$24,246
12/31/15	$25,045

AAMI has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street performs certain of the foregoing administrative and fund accounting services for each of the Acquiring Fund and GRR.  For the administration services provided by State Street to the Funds, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Investment Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

BTG Pactual Chile S.A. Administradora de Fondos de Inversión de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Chilean administrator to the Acquiring Fund. Under Chilean law, the Acquiring Fund is required to have an administrator in Chile with respect to its Chilean holdings. For its services, BTG Pactual Chile is paid a fee, out of the administration fee payable to AAMI, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). For its services, BTG Pactual Chile is also paid an annual fee by the Acquiring Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.”) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F. In addition, an accounting fee is also paid to BTG Pactual Chile. The Chilean Administrator is a Chilean corporation located at AV. Apoquindo 3721, Piso 19, Las Condes, Santiago, Chile. The Chilean Administrator performs various services for the Acquiring Fund, including (1) maintaining the general ledger and preparing financial statements required from the Fund pursuant to Chilean law and regulations, (2) making applications to the Central Bank for remittances of dividends, interest, net realized capital gains and capital outside Chile, (3) withholding Chilean taxes due on amounts remitted abroad on account of dividends, interest and net realized capital gains or otherwise, (4) acting as the Fund’s representative in Chile and (5) providing clerical assistance in connection with Chilean investments.  For the fiscal years ended December 31, 2017, 2016 and 2015, the Acquiring Fund paid $145,588, $135,074 and $129,733, to BTG Pactual Chile, respectively. It is anticipated that the Acquiring Fund will exit the FICE structure under Chilean law prior to the Reorganizations and the Combined Fund will not require a Chilean administrator.

Custodian

All securities owned by each of the Acquiring Fund and GRR, and all cash including proceeds from the sale of securities in each such Fund’s investment portfolio, are held by State Street, 1 Heritage Drive, 3rd Floor North Quincy, MA 02171, as custodian.

Transfer Agent

Computershare Trust Company N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each of the Acquiring Fund’s and GRR’s transfer agent with respect to each Fund’s common shares.

FUND MANAGEMENT

Portfolio Manager Information

Appendix B contains the following information regarding the Acquiring Fund’s and GRR’s portfolio managers identified in the Proxy Statement/Prospectus: (i) a description of the portfolio manager’s compensation structure, (ii) information regarding other accounts managed by the portfolio manager and (iii) potential conflicts of interest that might arise from the management of multiple accounts.

As of each of the Acquiring Fund’s and GRR’s most recent fiscal year end, no portfolio manager owned shares of a Fund that he or she manages.

Portfolio Transactions and Brokerage Allocation

Each of the Acquiring Fund’s and GRR’s investment adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) that buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the investment advisers in consideration for payment directly from such investment adviser.  Research services permitted to be paid from Fund dealing commissions under Section 28(e) of the Exchange Act are now paid for directly by each Fund’s investment adviser.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the investment advisers or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the investment adviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of the investment advisers to seek best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  These considerations are judgmental and are weighed by the investment advisers in determining the overall reasonableness of securities executions and commissions paid.  Subject to its obligation to seek best execution and oversight by each Fund’s Board, a Fund’s investment adviser has complete freedom as to the markets in and the broker-dealers through which it seeks this result. In selecting broker-dealers, the investment advisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to foreign exchange (“FX”) transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX.  FX transactions executed for the Funds are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The investment advisers or a third-party agent execute Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the investment advisers or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds and the investment advisers have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

A Fund’s investment adviser may cause such Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the investment adviser’s obligation to seek best-execution pursuant to the standards describe above.

The investment advisers may direct security transactions to brokers providing brokerage and research services to the benefit of all clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.

Each of the Acquiring Fund and GRR contemplate that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Fund’s investment adviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The investment advisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Funds nor the investment advisers have an agreement or understanding with a broker-dealer, or other arrangements to direct the Funds’ brokerage transactions to a broker-dealer because of the research services such broker provides to a Fund or the investment adviser. While the investment advisers do not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the investment advisers may receive research services from such broker-dealers.

Information about the brokerage commissions paid by each of the Acquiring Fund and GRR is set forth in the following tables:

FYE	GRR
10/31/17	$10,060
10/31/16	$10,751
10/31/15	$6,512

FYE	Acquiring Fund
12/31/17	$32,875
12/31/16	$16.030
12/31/15	$11,043

Each of the Acquiring Fund and GRR paid no commissions to affiliates during their previous three fiscal years.

OTHER INFORMATION

Code of Ethics

Federal law requires the Acquiring Fund and GRR and each of their investment advisers to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by a Fund).  The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

Regulations under the federal securities laws require the Acquiring Fund and GRR and their investment advisers to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Fund.  Each of the Acquiring Fund and GRR has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Fund’s investment adviser. The applicable investment adviser has adopted proxy voting policies and procedures, which have been reviewed and approved by each Fund’s Board, to ensure the proper and timely voting of the proxies on behalf of the Fund. Moreover, each Fund’s investment adviser will assist such Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of a Fund or its investment adviser will be submitted to the Board for approval or review, as the case may be. For additional information, please see the summary of AAML’s proxy voting policies and procedures attached hereto as Appendix C, which will be in place for the Combined Fund.

Information about how each of the Acquiring Fund and GRR voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 1-800-522-5465 for each Fund and (2) on the SEC’s website at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Acquiring Fund and GRR performs an annual audit of each Fund’s financial statements. Each of the Acquiring Fund’s and GRR’s Board has appointed KPMG LLP (“KPMG”) to be each Fund’s independent registered public accounting firm. KPMG is located at 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The audited financial statements of GRR for the fiscal year ended October 31, 2017 contained in the Fund’s October 31, 2017 Annual Report, as well as the Fund’s unaudited financial statements for the six months ended April 30, 2017 contained in the Fund’s April 30, 2017 Semi-Annual Report, are incorporated herein by reference.

The audited financial statements of the Acquiring Fund and LAQ (as the accounting and performance survivor of the proposed Reorganizations) for the fiscal year ended December 31, 2016 contained in each Fund’s December 31, 2016 Annual Report, as well as each Fund’s unaudited financial statements for the six months ended June 30, 2017 contained in each Fund’s June 30, 2017 Semi-Annual Report, are incorporated herein by reference.

On June 13, 2017, the Boards of the Acquiring Fund and LAQ approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each Fund, effective June 15, 2017. The Acquiring Fund’s and LAQ’s Board’s decision to approve the dismissal of PwC was recommended by the Audit and Valuation Committee of such Board. On June 15, 2017, each Fund dismissed PwC. On August 8, 2017, PwC resigned as the independent registered public accounting firm for GRR. During each Fund’s two most recent fiscal years and the subsequent interim period, no Fund, nor anyone on its behalf, consulted with PwC, on behalf of such Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the 1934 Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix A hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganizations of the Target Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments as of June 30, 2017; (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities as of June 30, 2017; (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended June 30, 2017; and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

PRO FORMA COMBINED FINANCIAL STATEMENTS (Unaudited)

Pro Forma Combined Portfolio of Investments

As of June 30, 2017 (Unaudited)

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Common Stocks		93.1%
Brazil		11.6%
AMBEV SA	Beverages		—	—	—	—	—	—	—	—
Arezzo Industria e Comercio SA(p)	Textiles, Apparel & Luxury Goods		—	—	198,961	1,964,446	—	—	—	—
BM&F Bovespa SA(p)	Capital Markets		—	—	—	—	—	—	—	—
Banco Bradesco SA	Banks		—	—	—	—	—	—	—	—
BRF SA(p)	Food Products		—	—	—	—	—	—	—	—
Cia Hering(p)	Specialty Retail		—	—	—	—	—	—	—	—
Iguatemi Empresa de Shopping Centers SA(p)	Real Estate Management & Development		—	—	293,155	2,913,056	—	—	—	—
Itau Unibanco Holding SA(p)	Banks		—	—	—	—	—	—	—	—
Linx SA(p)	Software		—	—	—	—	—	—	—	—
Localiza Rent a Car SA(p)	Road & Rail		—	—	112,272	1,530,104	—	—	—	—
Lojas Renner SA(p)	Multiline Retail		—	—	—	—	—	—	—	—
Multiplan Empreendimentos Imobiliarios SA(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
Natura Cosmeticos SA(p)	Personal Products		—	—	—	—	—	—	—	—
Odontoprev SA(p)	Health Care Providers & Services		—	—	481,595	1,693,556	—	—	—	—
TOTVS SA(p)	Software		—	—	193,845	1,764,727	—	—	—	—
Ultrapar Participacoes SA, ADR	Oil, Gas & Consumable Fuels		—	—	—	—	—	—	—	—
Vale SA, ADR(p)	Metals & Mining		—	—	—	—	—	—	—	—
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA(p)	Commercial Services & Supplies		—	—	165,537	740,017	—	—	—	—
WEG SA(p)	Machinery		—	—	—	—	—	—	—	—
Wilson Sons Ltd., BDR	Transportation Infrastructure		—	—	243,482	2,828,093	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Common Stocks
Brazil
AMBEV SA	Beverages	1,618,941	8,947,692	—	—	—	—	—	—	1,618,941	8,947,692
Arezzo Industria e Comercio SA(p)	Textiles, Apparel & Luxury Goods	479,354	4,732,913	—	—	—	—	—	—	678,315	6,697,359
BM&F Bovespa SA(p)	Capital Markets	827,563	4,933,553	—	—	—	—	—	—	827,563	4,933,553
Banco Bradesco SA	Banks	24,000	199,946	—	—	—	—	—	—	24,000	199,946
BRF SA(p)	Food Products	388,868	4,601,294	—	—	—	—	—	—	388,868	4,601,294
Cia Hering(p)	Specialty Retail	285,586	1,702,534	—	—	—	—	—	—	285,586	1,702,534
Iguatemi Empresa de Shopping Centers SA(p)	Real Estate Management & Development	255,000	2,533,913	—	—	—	—	—	—	548,155	5,446,969
Itau Unibanco Holding SA(p)	Banks	81,500	800,510	—	—	—	—	—	—	81,500	800,510
Linx SA(p)	Software	471,600	2,540,994	—	—	—	—	—	—	471,600	2,540,994
Localiza Rent a Car SA(p)	Road & Rail	306,442	4,176,358	—	—	—	—	—	—	418,714	5,706,462
Lojas Renner SA(p)	Multiline Retail	1,224,713	10,121,839	—	—	—	—	—	—	1,224,713	10,121,839
Multiplan Empreendimentos Imobiliarios SA(p)	Real Estate Management & Development	402,334	7,932,765	—	—	—	—	—	—	402,334	7,932,765
Natura Cosmeticos SA(p)	Personal Products	268,300	2,081,352	—	—	—	—	—	—	268,300	2,081,352
Odontoprev SA(p)	Health Care Providers & Services	720,887	2,535,040	—	—	—	—	—	—	1,202,482	4,228,596
TOTVS SA(p)	Software	299,912	2,730,341	—	—	—	—	—	—	493,757	4,495,068
Ultrapar Participacoes SA, ADR	Oil, Gas & Consumable Fuels	311,000	7,317,830	—	—	—	—	—	—	311,000	7,317,830
Vale SA, ADR(p)	Metals & Mining	760,259	6,652,266	—	—	—	—	—	—	760,259	6,652,266
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA(p)	Commercial Services & Supplies	363,632	1,625,582	—	—	—	—	—	—	529,169	2,365,599
WEG SA(p)	Machinery	704,094	3,761,799	—	—	—	—	—	—	704,094	3,761,799
Wilson Sons Ltd., BDR	Transportation Infrastructure	289,400	3,361,439	—	—	—	—	—	—	532,882	6,189,532
											96,723,959

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Chile		11.4%
Antarchile SA(p)	Industrial Conglomerates		—	—	—	—	—	—	—	—
Banco de Chile(p)	Banks		—	—	—	—	—	—	—	—
Banco de Credito e Inversiones(p)	Banks		—	—	—	—	—	—	—	—
Banco Santander Chile(p)	Banks		—	—	—	—	—	—	—	—
Banco Santander Chile, ADR	Banks		—	—	—	—	—	—	—	—
Banmedica SA(p)	Health Care Providers & Services		—	—	—	—	—	—	—	—
Cencosud SA(p)	Food & Staples Retailing		—	—	—	—	—	—	—	—
Cia Cervecerias Unidas SA(p)	Beverages		—	—	—	—	—	—	—	—
Coca-Cola Embonor SA, Class A(a)(b)(p)	Beverages		—	—	—	—	—	—	—	—
Embotelladora Andina SA(b)(p)	Beverages		—	—	—	—	—	—	—	—
Embotelladora Andina SA, ADR, Class A(b)(p)	Beverages		—	—	—	—	—	—	—	—
Empresa Nacional de Telecomunicaciones SA(p)	Wireless Telecommunication Services		—	—	—	—	—	—	—	—
Empresas COPEC SA(p)	Oil, Gas & Consumable Fuels		—	—	—	—	—	—	—	—
Enel Americas SA(p)	Electric Utilities		—	—	—	—	—	—	—	—
Enel Chile SA(p)	Electric Utilities		—	—	—	—	—	—	—	—
Forus SA(p)	Textiles, Apparel & Luxury Goods		—	—	—	—	—	—	—	—
Inversiones Aguas Metropolitanas SA	Water Utilities		—	—	—	—	—	—	—	—
Parque Arauco SA(p)	Real Estate Management & Development		—	—	1,791,700	4,512,820	—	—	—	—
Quinenco SA(p)	Industrial Conglomerates		—	—	—	—	—	—	—	—
S.A.C.I. Falabella(p)	Multiline Retail		—	—	—	—	—	—	—	—
Sociedad Matriz SAAM SA(p)	Transportation Infrastructure		—	—	—	—	—	—	—	—
Sonda SA(p)	Information Technology Services		—	—	626,000	1,027,891	—	—	—	—
Vina Concha y Toro SA(p)	Beverages		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Chile
Antarchile SA(p)	Industrial Conglomerates	—	—	—	—	—	—	202,000	2,525,666	202,000	2,525,666
Banco de Chile(p)	Banks	—	—	—	—	—	—	31,213,901	4,090,851	31,213,901	4,090,851
Banco de Credito e Inversiones(p)	Banks	—	—	—	—	—	—	36,084	2,019,389	36,084	2,019,389
Banco Santander Chile(p)	Banks	33,039,969	2,103,867	—	—	—	—	115,855,987	7,377,295	148,895,956	9,481,162
Banco Santander Chile, ADR	Banks	94,000	2,388,540	—	—	—	—	—	—	94,000	2,388,540
Banmedica SA(p)	Health Care Providers & Services	—	—	—	—	—	—	1,326,977	3,256,348	1,326,977	3,256,348
Cencosud SA(p)	Food & Staples Retailing	—	—	—	—	—	—	1,260,750	3,355,922	1,260,750	3,355,922
Cia Cervecerias Unidas SA(p)	Beverages	—	—	—	—	—	—	271,283	3,568,639	271,283	3,568,639
Coca-Cola Embonor SA, Class A(a)(b)(p)	Beverages	—	—	—	—	—	—	1,576,732	2,926,274	1,576,732	2,926,274
Embotelladora Andina SA(b)(p)	Beverages	—	—	—	—	—	—	1,165,161	4,132,673	1,165,161	4,132,673
Embotelladora Andina SA, ADR, Class A(b)(p)	Beverages	206,000	4,676,200	—	—	—	—	—	—	206,000	4,676,200
Empresa Nacional de Telecomunicaciones SA(p)	Wireless Telecommunication Services	—	—	—	—	—	—	181,784	1,976,327	181,784	1,976,327
Empresas COPEC SA(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	299,639	3,279,294	299,639	3,279,294
Enel Americas SA(p)	Electric Utilities	—	—	—	—	—	—	24,975,400	4,740,181	24,975,400	4,740,181
Enel Chile SA(p)	Electric Utilities	—	—	—	—	—	—	20,726,000	2,276,714	20,726,000	2,276,714
Forus SA(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	559,034	1,962,188	559,034	1,962,188
Inversiones Aguas Metropolitanas SA	Water Utilities	—	—	—	—	—	—	1,471,500	2,467,186	1,471,500	2,467,186
Parque Arauco SA(p)	Real Estate Management & Development	1,380,000	3,475,856	—	—	—	—	2,105,000	5,301,940	5,276,700	13,290,616
Quinenco SA(p)	Industrial Conglomerates	—	—	—	—	—	—	281,000	778,880	281,000	778,880
S.A.C.I. Falabella(p)	Multiline Retail	740,000	6,080,747	—	—	—	—	898,583	7,383,859	1,638,583	13,464,606
Sociedad Matriz SAAM SA(p)	Transportation Infrastructure	—	—	—	—	—	—	14,102,700	1,295,921	14,102,700	1,295,921
Sonda SA(p)	Information Technology Services	—	—	—	—	—	—	1,681,000	2,760,200	2,307,000	3,788,091
Vina Concha y Toro SA(p)	Beverages	—	—	—	—	—	—	1,854,000	2,868,313	1,854,000	2,868,313
											94,609,981

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
China		5.5%
Anhui Conch Cement Co. Ltd., H Shares(c)(p)	Construction Materials		—	—	—	—	—	—	—	—
Beijing Capital International Airport Co. Ltd., H Shares(c)(p)	Transportation Infrastructure		—	—	—	—	—	—	—	—
China Conch Venture Holdings Ltd.(c)(p)	Machinery		1,130,000	2,068,761	—	—	—	—	—	—
China International Travel Service Corp. Ltd., A Shares(c)(p)	Hotels, Restaurants & Leisure		529,840	2,352,747	—	—	—	—	—	—
China Merchants Bank Co. Ltd., A Shares(c)(d)(p)	Banks		727,000	2,562,042	—	—	—	—	—	—
China Merchants Bank Co. Ltd., H Shares(c)(p)	Banks		80,000	241,071	—	—	—	—	—	—
China Mobile Ltd.(c)	Wireless Telecommunication Services		383,000	4,060,490	—	—	—	—	—	—
China Resources Land Ltd.(c)	Real Estate Management & Development		586,000	1,707,174	—	—	—	—	—	—
CNOOC Ltd.(c)(p)	Oil, Gas & Consumable Fuels		1,723,000	1,890,544	—	—	—	—	—	—
CSPC Pharmaceutical Group Ltd.(c)(p)	Pharmaceuticals		1,480,000	2,161,702	—	—	—	—	—	—
Fuyao Glass Industry Group Co. Ltd., H Shares(c)(e)(p)	Auto Components		698,400	2,673,559	—	—	—	—	—	—
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares(c)(d)(p)	Electronic Equipment Instruments & Components		726,125	3,462,993	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
China
Anhui Conch Cement Co. Ltd., H Shares(c)(p)	Construction Materials	—	—	—	—	154,500	536,940	—	—	154,500	536,940
Beijing Capital International Airport Co. Ltd., H Shares(c)(p)	Transportation Infrastructure	—	—	—	—	312,000	439,439	—	—	312,000	439,439
China Conch Venture Holdings Ltd.(c)(p)	Machinery	—	—	—	—	—	—	—	—	1,130,000	2,068,761
China International Travel Service Corp. Ltd., A Shares(c)(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	529,840	2,352,747
China Merchants Bank Co. Ltd., A Shares(c)(d)(p)	Banks	—	—	—	—	—	—	—	—	727,000	2,562,042
China Merchants Bank Co. Ltd., H Shares(c)(p)	Banks	—	—	—	—	—	—	—	—	80,000	241,071
China Mobile Ltd.(c)	Wireless Telecommunication Services	—	—	—	—	135,700	1,438,665	—	—	518,700	5,499,155
China Resources Land Ltd.(c)	Real Estate Management & Development	—	—	—	—	152,000	442,816	—	—	738,000	2,149,990
CNOOC Ltd.(c)(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	—	—	1,723,000	1,890,544
CSPC Pharmaceutical Group Ltd.(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	1,480,000	2,161,702
Fuyao Glass Industry Group Co. Ltd., H Shares(c)(e)(p)	Auto Components	—	—	—	—	—	—	—	—	698,400	2,673,559
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares(c)(d)(p)	Electronic Equipment Instruments & Components	—	—	—	—	—	—	—	—	726,125	3,462,993

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)(c)(d)	Electronic Equipment Instruments & Components		150	715	—	—	—	—	—	—
Kweichow Moutai Co. Ltd., A Shares(c)	Beverages		31,500	2,193,214	—	—	—	—	—	—
PetroChina Co. Ltd., H Shares(c)(p)	Oil, Gas & Consumable Fuels		3,192,000	1,952,771	—	—	—	—	—	—
Shanghai International Airport Co. Ltd., A Shares(c)(d)(p)	Transportation Infrastructure		432,923	2,381,450	—	—	—	—	—	—
Tencent Holdings Ltd.(c)	Internet Software & Services		31,000	1,112,123	—	—	—	—	—	—
Shenzhen Airport Co. Ltd., A Shares (Stock Connect)(d)(p)	Transportation Infrastructure		—	—	1,085,092	1,496,513	—	—	—	—
Tong Ren Tang Technologies Co. Ltd., H Shares(c)(p)	Pharmaceuticals		1,510,000	2,322,097	1,172,000	1,802,316	—	—	—	—
Yanlord Land Group Ltd.(c)(p)	Real Estate Management & Development		1,330,000	1,695,216	1,969,400	2,510,194	—	—	—	—
Yum China Holdings, Inc.(f)	Hotels, Restaurants & Leisure		32,500	1,281,475	—	—	—	—	—	—

Colombia		0.4%
Bancolombia SA(p)	Banks		—	—	—	—	—	—	—	—

Egypt		0.2%
Edita Food Industries SAE, GDR(p)	Food Products		—	—	133,914	748,579	—	—	—	—
Juhayna Food Industries(f)(p)	Food Products		—	—	2,247,692	967,550	—	—	—	—

Hong Kong		9.0%
AIA Group Ltd.(c)	Insurance		963,000	7,045,654	—	—	—	—	—	—
Asia Satellite Telecommunications Holdings Ltd.(p)	Diversified Telecommunication Services		733,000	780,182	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)(c)(d)	Electronic Equipment Instruments & Components	—	—	—	—	—	—	—	—	150	715
Kweichow Moutai Co. Ltd., A Shares(c)	Beverages	—	—	—	—	—	—	—	—	31,500	2,193,214
PetroChina Co. Ltd., H Shares(c)(p)	Oil, Gas & Consumable Fuels	—	—	—	—	1,118,000	683,959	—	—	4,310,000	2,636,730
Shanghai International Airport Co. Ltd., A Shares(c)(d)(p)	Transportation Infrastructure	—	—	—	—	—	—	—	—	432,923	2,381,450
Tencent Holdings Ltd.(c)	Internet Software & Services	—	—	—	—	—	—	—	—	31,000	1,112,123
Shenzhen Airport Co. Ltd., A Shares (Stock Connect)(d)(p)	Transportation Infrastructure	—	—	—	—	—	—	—	—	1,085,092	1,496,513
Tong Ren Tang Technologies Co. Ltd., H Shares(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	2,682,000	4,124,413
Yanlord Land Group Ltd.(c)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	3,299,400	4,205,410
Yum China Holdings, Inc.(f)	Hotels, Restaurants & Leisure	—	—	—	—	18,000	709,740	—	—	50,500	1,991,215
											46,180,726
Colombia
Bancolombia SA(p)	Banks	290,000	3,024,199	—	—	—	—	—	—	290,000	3,024,199
											3,024,199
Egypt
Edita Food Industries SAE, GDR(p)	Food Products	—	—	—	—	—	—	—	—	133,914	748,579
Juhayna Food Industries(f)(p)	Food Products	—	—	—	—	—	—	—	—	2,247,692	967,550
											1,716,129
Hong Kong
AIA Group Ltd.(c)	Insurance	—	—	—	—	207,200	1,515,950	—	—	1,170,200	8,561,604
Asia Satellite Telecommunications Holdings Ltd.(p)	Diversified Telecommunication Services	—	—	—	—	—	—	—	—	733,000	780,182

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
ASM Pacific Technology Ltd.(c)(p)	Semiconductors & Semiconductor Equipment		129,000	1,740,561	—	—	—	—	—	—
Convenience Retail Asia Ltd.(a)(p)	Food & Staples Retailing		1,990,000	986,404	—	—	—	—	—	—
Dah Sing Financial Holdings Ltd.(c)(p)	Banks		100,000	839,399	—	—	—	—	—	—
Dairy Farm International Holdings Ltd.(p)	Food & Staples Retailing		183,900	1,449,132	—	—	—	—	—	—
Giordano International Ltd.(c)(p)	Specialty Retail		2,998,000	1,712,355	—	—	—	—	—	—
Global Brands Group Holding Ltd.(c)(f)(p)	Textiles, Apparel & Luxury Goods		8,898,000	933,287	—	—	—	—	—	—
Hang Lung Properties Ltd.(c)	Real Estate Management & Development		1,220,000	3,048,957	—	—	—	—	—	—
HKBN Ltd.(c)(p)	Diversified Telecommunication Services		1,077,500	1,081,056	—	—	—	—	—	—
Hong Kong & China Gas Co. Ltd.(c)(p)	Gas Utilities		781,043	1,468,891	—	—	—	—	—	—
Hong Kong Aircraft Engineering Co. Ltd.(p)	Transportation Infrastructure		80,800	553,676	—	—	—	—	—	—
Hong Kong Exchanges & Clearing Ltd.(c)	Capital Markets		68,786	1,777,044	—	—	—	—	—	—
Hongkong & Shanghai Hotels Ltd. (The)(c)(p)	Hotels, Restaurants & Leisure		823,242	1,486,252	—	—	—	—	—	—
HSBC Holdings PLC(c)(p)	Banks		588,396	5,466,424	—	—	—	—	—	—
Jardine Matheson Holdings Ltd.(c)(p)	Industrial Conglomerates		—	—	—	—	—	—	—	—
Jardine Strategic Holdings Ltd.(c)(p)	Industrial Conglomerates		150,200	6,261,443	—	—	—	—	—	—
Kerry Logistics Network Ltd.(c)(p)	Air Freight & Logistics		1,749,000	2,584,409	—	—	—	—	—	—
MTR Corp. Ltd.(c)(p)	Road & Rail		959,058	5,396,936	—	—	—	—	—	—
Pacific Basin Shipping Ltd.(c)(f)(p)	Marine		7,510,000	1,664,479	17,839,000	3,953,746	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
ASM Pacific Technology Ltd.(c)(p)	Semiconductors & Semiconductor Equipment	—	—	—	—	—	—	—	—	129,000	1,740,561
Convenience Retail Asia Ltd.(a)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	1,990,000	986,404
Dah Sing Financial Holdings Ltd.(c)(p)	Banks	—	—	—	—	—	—	—	—	100,000	839,399
Dairy Farm International Holdings Ltd.(p)	Food & Staples Retailing	—	—	—	—	54,700	431,036	—	—	238,600	1,880,168
Giordano International Ltd.(c)(p)	Specialty Retail	—	—	—	—	—	—	—	—	2,998,000	1,712,355
Global Brands Group Holding Ltd.(c)(f)(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	8,898,000	933,287
Hang Lung Properties Ltd.(c)	Real Estate Management & Development	—	—	—	—	382,000	954,673	—	—	1,602,000	4,003,630
HKBN Ltd.(c)(p)	Diversified Telecommunication Services	—	—	—	—	—	—	—	—	1,077,500	1,081,056
Hong Kong & China Gas Co. Ltd.(c)(p)	Gas Utilities	—	—	—	—	—	—	—	—	781,043	1,468,891
Hong Kong Aircraft Engineering Co. Ltd.(p)	Transportation Infrastructure	—	—	—	—	—	—	—	—	80,800	553,676
Hong Kong Exchanges & Clearing Ltd.(c)	Capital Markets	—	—	—	—	29,342	758,033	—	—	98,128	2,535,077
Hongkong & Shanghai Hotels Ltd. (The)(c)(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	823,242	1,486,252
HSBC Holdings PLC(c)(p)	Banks	—	—	—	—	107,245	996,347	—	—	695,641	6,462,771
Jardine Matheson Holdings Ltd.(c)(p)	Industrial Conglomerates	—	—	83,800	5,379,621	—	—	—	—	83,800	5,379,621
Jardine Strategic Holdings Ltd.(c)(p)	Industrial Conglomerates	—	—	11,500	479,405	62,500	2,605,461	—	—	224,200	9,346,309
Kerry Logistics Network Ltd.(c)(p)	Air Freight & Logistics	—	—	—	—	—	—	—	—	1,749,000	2,584,409
MTR Corp. Ltd.(c)(p)	Road & Rail	—	—	—	—	52,345	294,563	—	—	1,011,403	5,691,499
Pacific Basin Shipping Ltd.(c)(f)(p)	Marine	—	—	—	—	—	—	—	—	25,349,000	5,618,225

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Shangri-La Asia Ltd.(p)	Hotels, Restaurants & Leisure		1,224,000	2,075,679	—	—	—	—	—	—
Swire Pacific Ltd., Class A(c)(p)	Real Estate Management & Development		228,000	2,225,657	—	—	—	—	—	—
Swire Pacific Ltd., Class B(c)(p)	Real Estate Management & Development		380,000	664,745	—	—	—	—	—	—
Swire Properties Ltd.(c)(p)	Real Estate Management & Development		1,106,400	3,647,156	—	—	—	—	—	—
Texwinca Holdings Ltd.(c)(p)	Textiles, Apparel & Luxury Goods		960,000	582,806	—	—	—	—	—	—

India		3.6%
Castrol (India) Ltd.(c)(p)	Chemicals		—	—	235,000	1,469,635	—	—	—	—
Container Corp. of India Ltd.(c)(p)	Road & Rail		—	—	180,000	3,191,451	—	—	—	—
Godrej Consumer Products Ltd.(c)(p)	Personal Products		—	—	358,744	5,378,936	—	—	—	—
HDFC Bank Ltd.(c)(p)	Banks		—	—	—	—	—	—	—	—
Hero MotoCorp Ltd.(c)	Automobiles		—	—	—	—	—	—	—	—
Hindustan Unilever Ltd.(c)	Household Products		—	—	—	—	—	—	—	—
Housing Development Finance Corp. Ltd.(c)(p)	Thrifts & Mortgage Finance		—	—	—	—	—	—	—	—
Infosys Ltd.(c)(p)	Information Technology Services		—	—	—	—	—	—	—	—
ITC Ltd.(c)	Tobacco		—	—	—	—	—	—	—	—
Kansai Nerolac Paints Ltd.(c)(p)	Chemicals		—	—	450,000	3,060,321	—	—	—	—
Kotak Mahindra Bank Ltd.(c)(p)	Banks		—	—			—	—	—	—
Mphasis Ltd.(c)(p)	Information Technology Services		—	—	204,185	1,889,331	—	—	—	—
Piramal Enterprises Ltd.(c)(f)(p)	Pharmaceuticals		—	—	82,500	3,558,759	—	—	—	—
Ramco Cements Ltd. (The)(c)(f)(p)	Construction Materials		—	—	341,000	3,714,564	—	—	—	—
Tata Consultancy Services Ltd.(c)	Information Technology Services		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Shangri-La Asia Ltd.(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	1,224,000	2,075,679
Swire Pacific Ltd., Class A(c)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	228,000	2,225,657
Swire Pacific Ltd., Class B(c)(p)	Real Estate Management & Development	—	—	—	—	927,500	1,622,501	—	—	1,307,500	2,287,246
Swire Properties Ltd.(c)(p)	Real Estate Management & Development	—	—	—	—	48,600	160,206	—	—	1,155,000	3,807,362
Texwinca Holdings Ltd.(c)(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	960,000	582,806
											74,624,126
India
Castrol (India) Ltd.(c)(p)	Chemicals	—	—	—	—	—	—	—	—	235,000	1,469,635
Container Corp. of India Ltd.(c)(p)	Road & Rail	—	—	—	—	—	—	—	—	180,000	3,191,451
Godrej Consumer Products Ltd.(c)(p)	Personal Products	—	—	—	—	—	—	—	—	358,744	5,378,936
HDFC Bank Ltd.(c)(p)	Banks	—	—	—	—	21,500	550,139	—	—	21,500	550,139
Hero MotoCorp Ltd.(c)	Automobiles	—	—	—	—	13,200	752,038	—	—	13,200	752,038
Hindustan Unilever Ltd.(c)	Household Products	—	—	—	—	16,300	272,260	—	—	16,300	272,260
Housing Development Finance Corp. Ltd.(c)(p)	Thrifts & Mortgage Finance	—	—	—	—	84,008	2,094,054	—	—	84,008	2,094,054
Infosys Ltd.(c)(p)	Information Technology Services	—	—	—	—	22,124	319,846	—	—	22,124	319,846
ITC Ltd.(c)	Tobacco	—	—	—	—	264,950	1,322,733	—	—	264,950	1,322,733
Kansai Nerolac Paints Ltd.(c)(p)	Chemicals	—	—	—	—	—	—	—	—	450,000	3,060,321
Kotak Mahindra Bank Ltd.(c)(p)	Banks	—	—	—	—	30,500	451,726	—	—	30,500	451,726
Mphasis Ltd.(c)(p)	Information Technology Services	—	—	—	—	—	—	—	—	204,185	1,889,331
Piramal Enterprises Ltd.(c)(f)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	82,500	3,558,759
Ramco Cements Ltd. (The)(c)(f)(p)	Construction Materials	—	—	—	—	—	—	—	—	341,000	3,714,564
Tata Consultancy Services Ltd.(c)	Information Technology Services	—	—	—	—	17,971	656,033	—	—	17,971	656,033

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
UltraTech Cement Ltd.(c)(p)	Construction Materials		—	—	—	—	—	—	—	—

Indonesia		9.8%
Ace Hardware Indonesia Tbk PT(p)	Specialty Retail		—	—	45,278,000	3,601,177	25,912,000	2,060,906	—	—
AKR Corporindo Tbk PT(p)	Trading Companies & Distributors		—	—	9,086,300	4,448,554	6,159,000	3,015,380	—	—
Astra Agro Lestari Tbk PT(p)	Food Products		—	—	—	—	320,000	352,954	—	—
Astra International Tbk PT(c)	Automobiles		—	—	—	—	4,616,610	3,093,114	—	—
Bank Central Asia Tbk PT(c)(p)	Banks		—	—	—	—	4,454,000	6,074,444	—	—
Bank OCBC NISP Tbk PT(c)(f)(p)	Banks		—	—	—	—	31,230,884	4,133,431	—	—
Bank Permata Tbk PT(c)(f)(p)	Banks		—	—	22,277,147	1,156,215	58,232,342	3,022,341	—	—
Delfi Ltd.(p)	Food Products		—	—	2,170,000	3,152,352	1,585,800	2,303,686	—	—
Hanjaya Mandala Sampoerna Tbk PT(p)	Tobacco		—	—	—	—	8,510,000	2,451,953	—	—
Hero Supermarket Tbk PT(f)(p)	Food & Staples Retailing		—	—	—	—	14,945,000	1,345,639	—	—
Holcim Indonesia Tbk PT(c)(p)	Construction Materials		—	—	17,142,800	964,486	30,792,300	1,732,432	—	—
Indo Tambangraya Megah Tbk PT(c)(p)	Oil, Gas & Consumable Fuels		—	—	—	—	1,090,000	1,415,475	—	—
Indocement Tunggal Prakarsa Tbk PT(c)	Construction Materials		—	—	—	—	2,422,700	3,348,096	—	—
Kalbe Farma Tbk PT(c)(p)	Pharmaceuticals		—	—	—	—	16,000,000	1,947,746	—	—
Mandom Indonesia Tbk PT(p)	Personal Products		—	—	—	—	2,165,800	2,835,731	—	—
Merck Tbk PT(p)	Pharmaceuticals		—	—	—	—	2,500,000	1,739,824	—	—
Mitra Keluarga Karyasehat Tbk PT(p)	Health Care Providers & Services		—	—	—	—	7,120,000	1,068,467	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
UltraTech Cement Ltd.(c)(p)	Construction Materials	—	—	—	—	19,500	1,192,525	—	—	19,500	1,192,525
											29,874,351
Indonesia
Ace Hardware Indonesia Tbk PT(p)	Specialty Retail	—	—	—	—	—	—	—	—	71,190,000	5,662,083
AKR Corporindo Tbk PT(p)	Trading Companies & Distributors	—	—	—	—	—	—	—	—	15,245,300	7,463,934
Astra Agro Lestari Tbk PT(p)	Food Products	—	—	—	—	—	—	—	—	320,000	352,954
Astra International Tbk PT(c)	Automobiles	—	—	—	—	550,000	368,498	—	—	5,166,610	3,461,612
Bank Central Asia Tbk PT(c)(p)	Banks	—	—	—	—	774,400	1,056,140	—	—	5,228,400	7,130,584
Bank OCBC NISP Tbk PT(c)(f)(p)	Banks	—	—	—	—	—	—	—	—	31,230,884	4,133,431
Bank Permata Tbk PT(c)(f)(p)	Banks	—	—	—	—	—	—	—	—	80,509,489	4,178,556
Delfi Ltd.(p)	Food Products	—	—	832,200	1,208,934	—	—	—	—	4,588,000	6,664,972
Hanjaya Mandala Sampoerna Tbk PT(p)	Tobacco	—	—	—	—	—	—	—	—	8,510,000	2,451,953
Hero Supermarket Tbk PT(f)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	14,945,000	1,345,639
Holcim Indonesia Tbk PT(c)(p)	Construction Materials	—	—	—	—	—	—	—	—	47,935,100	2,696,918
Indo Tambangraya Megah Tbk PT(c)(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	—	—	1,090,000	1,415,475
Indocement Tunggal Prakarsa Tbk PT(c)	Construction Materials	—	—	—	—	—	—	—	—	2,422,700	3,348,096
Kalbe Farma Tbk PT(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	16,000,000	1,947,746
Mandom Indonesia Tbk PT(p)	Personal Products	—	—	—	—	—	—	—	—	2,165,800	2,835,731
Merck Tbk PT(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	2,500,000	1,739,824
Mitra Keluarga Karyasehat Tbk PT(p)	Health Care Providers & Services	—	—	—	—	—	—	—	—	7,120,000	1,068,467

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Multi Bintang Indonesia Tbk PT(c)(p)	Beverages		—	—	—	—	2,070,000	1,869,597	—	—
Ramayana Lestari Sentosa Tbk PT(c)(p)	Multiline Retail		—	—	—	—	18,383,000	1,690,963	—	—
Saratoga Investama Sedaya Tbk PT(p)	Capital Markets		—	—	—	—	1,361,100	337,020	—	—
Sepatu Bata Tbk PT(p)	Textiles, Apparel & Luxury Goods		—	—	—	—	39,100,000	2,449,709	—	—
Surya Citra Media Tbk PT(c)(p)	Media		—	—	—	—	3,600,000	699,628	—	—
Telekomunikasi Indonesia Persero Tbk PT(c)	Diversified Telecommunication Services		—	—	—	—	9,397,800	3,191,411	—	—
Ultrajaya Milk Industry & Trading Co. Tbk PT(c)(f)(p)	Food Products		—	—	—	—	5,442,300	2,043,689	—	—
Unilever Indonesia Tbk PT(p)	Household Products		—	—	—	—	1,070,800	3,920,843	—	—
United Tractors Tbk PT(c)(p)	Oil, Gas & Consumable Fuels		—	—	—	—	1,226,000	2,523,360	—	—
Wintermar Offshore Marine Tbk PT(f)(p)	Energy Equipment & Services		—	—	—	—	49,782,047	1,053,351	—	—
XL Axiata Tbk PT(c)(f)(p)	Wireless Telecommunication Services		—	—	256,600	65,634	12,027,500	3,076,453	—	—

Israel		9.0%
Azrieli Group Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	74,600	4,143,964
Bank Hapoalim BM(c)(p)	Banks		—	—	—	—	—	—	602,600	4,063,434
Bank Leumi Le-Israel BM(c)(p)	Banks		—	—	—	—	—	—	762,000	3,702,183
Bezeq The Israeli Telecommunication Corp. Ltd.(c)(p)	Diversified Telecommunication Services		—	—	—	—	—	—	2,404,704	3,988,899
Check Point Software Technologies Ltd.(f)(p)	Software		—	—	—	—	—	—	94,653	10,324,749
Elbit Systems Ltd.(c)(p)	Aerospace & Defense		—	—	—	—	—	—	32,735	4,038,011
First International Bank of Israel Ltd.(c)(p)	Banks		—	—	—	—	—	—	98,000	1,775,536

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Multi Bintang Indonesia Tbk PT(c)(p)	Beverages	—	—	—	—	—	—	—	—	2,070,000	1,869,597
Ramayana Lestari Sentosa Tbk PT(c)(p)	Multiline Retail	—	—	—	—	—	—	—	—	18,383,000	1,690,963
Saratoga Investama Sedaya Tbk PT(p)	Capital Markets	—	—	—	—	—	—	—	—	1,361,100	337,020
Sepatu Bata Tbk PT(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	39,100,000	2,449,709
Surya Citra Media Tbk PT(c)(p)	Media	—	—	—	—	—	—	—	—	3,600,000	699,628
Telekomunikasi Indonesia Persero Tbk PT(c)	Diversified Telecommunication Services	—	—	—	—	—	—	—	—	9,397,800	3,191,411
Ultrajaya Milk Industry & Trading Co. Tbk PT(c)(f)(p)	Food Products	—	—	—	—	—	—	—	—	5,442,300	2,043,689
Unilever Indonesia Tbk PT(p)	Household Products	—	—	—	—	152,000	556,564	—	—	1,222,800	4,477,407
United Tractors Tbk PT(c)(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	—	—	1,226,000	2,523,360
Wintermar Offshore Marine Tbk PT(f)(p)	Energy Equipment & Services	—	—	—	—	—	—	—	—	49,782,047	1,053,351
XL Axiata Tbk PT(c)(f)(p)	Wireless Telecommunication Services	—	—	—	—	—	—	—	—	12,284,100	3,142,087
											81,376,197
Israel
Azrieli Group Ltd.(c)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	74,600	4,143,964
Bank Hapoalim BM(c)(p)	Banks	—	—	—	—	—	—	—	—	602,600	4,063,434
Bank Leumi Le-Israel BM(c)(p)	Banks	—	—	—	—	—	—	—	—	762,000	3,702,183
Bezeq The Israeli Telecommunication Corp. Ltd.(c)(p)	Diversified Telecommunication Services	—	—	—	—	—	—	—	—	2,404,704	3,988,899
Check Point Software Technologies Ltd.(f)(p)	Software	—	—	—	—	—	—	—	—	94,653	10,324,749
Elbit Systems Ltd.(c)(p)	Aerospace & Defense	—	—	—	—	—	—	—	—	32,735	4,038,011
First International Bank of Israel Ltd.(c)(p)	Banks	—	—	—	—	—	—	—	—	98,000	1,775,536

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Fox Wizel Ltd.(p)	Textiles, Apparel & Luxury Goods		—	—	—	—	—	—	119,000	2,507,346
Frutarom Industries Ltd.(c)(p)	Chemicals		—	—	—	—	—	—	120,000	8,377,503
Israel Chemicals Ltd.(c)(p)	Chemicals		—	—	—	—	—	—	389,500	1,837,362
Ituran Location and Control Ltd.(p)	Communications Equipment		—	—	—	—	—	—	210,046	6,574,440
Matomy Media Group Ltd.(f)(p)	Internet Software & Services		—	—	—	—	—	—	415,000	526,328
Mizrahi Tefahot Bank Ltd.(c)(p)	Banks		—	—	—	—	—	—	230,600	4,192,812
NICE Ltd.(c)(p)	Software		—	—	—	—	—	—	58,000	4,569,599
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.(p)	Food & Staples Retailing		—	—	—	—	—	—	86,516	4,250,962
Sapiens International Corp. NV(c)(p)	Software		—	—	—	—	—	—	95,225	1,089,332
Strauss Group Ltd.(c)(p)	Food Products		—	—	—	—	—	—	136,000	2,661,605
Teva Pharmaceutical Industries Ltd.(c)(p)	Pharmaceuticals		—	—	—	—	—	—	174,820	5,763,976

Italy		0.5%
Tenaris SA, ADR(p)	Energy Equipment & Services		—	—	—	—	—	—	—	—

Jordan		0.2%
Hikma Pharmaceuticals PLC(c)(p)	Pharmaceuticals		—	—	75,317	1,442,434	—	—	—	—

Kenya		0.2%
East African Breweries Ltd.(p)	Beverages		—	—	701,800	1,624,224	—	—	—	—

Malaysia		1.2%
Aeon Co. (M) Bhd(p)	Multiline Retail		—	—	4,537,900	2,367,977	—	—	—	—
British American Tobacco Malaysia Bhd(p)	Tobacco		—	—	—	—	—	—	—	—
CIMB Group Holdings Bhd(c)(p)	Banks		—	—	—	—	—	—	—	—
Heineken Malaysia Bhd	Beverages		—	—	271,100	1,168,357	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Fox Wizel Ltd.(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	119,000	2,507,346
Frutarom Industries Ltd.(c)(p)	Chemicals	—	—	—	—	—	—	—	—	120,000	8,377,503
Israel Chemicals Ltd.(c)(p)	Chemicals	—	—	—	—	—	—	—	—	389,500	1,837,362
Ituran Location and Control Ltd.(p)	Communications Equipment	—	—	—	—	—	—	—	—	210,046	6,574,440
Matomy Media Group Ltd.(f)(p)	Internet Software & Services	—	—	—	—	—	—	—	—	415,000	526,328
Mizrahi Tefahot Bank Ltd.(c)(p)	Banks	—	—	—	—	—	—	—	—	230,600	4,192,812
NICE Ltd.(c)(p)	Software	—	—	—	—	—	—	—	—	58,000	4,569,599
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	86,516	4,250,962
Sapiens International Corp. NV(c)(p)	Software	—	—	—	—	—	—	—	—	95,225	1,089,332
Strauss Group Ltd.(c)(p)	Food Products	—	—	—	—	—	—	—	—	136,000	2,661,605
Teva Pharmaceutical Industries Ltd.(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	174,820	5,763,976
											74,388,041
Italy
Tenaris SA, ADR(p)	Energy Equipment & Services	124,000	3,861,360	—	—	—	—	—	—	124,000	3,861,360
											3,861,360
Jordan
Hikma Pharmaceuticals PLC(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	75,317	1,442,434
											1,442,434
Kenya
East African Breweries Ltd.(p)	Beverages	—	—	—	—	—	—	—	—	701,800	1,624,224
											1,624,224
Malaysia
Aeon Co. (M) Bhd(p)	Multiline Retail	—	—	—	—	—	—	—	—	4,537,900	2,367,977
British American Tobacco Malaysia Bhd(p)	Tobacco	—	—	—	—	14,000	141,609	—	—	14,000	141,609
CIMB Group Holdings Bhd(c)(p)	Banks	—	—	—	—	383,254	587,440	—	—	383,254	587,440
Heineken Malaysia Bhd	Beverages	—	—	—	—	—	—	—	—	271,100	1,168,357

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
IHH Healthcare Bhd(c)(p)	Health Care Providers & Services		—	—	—	—	—	—	—	—
Oriental Holdings Bhd(c)(p)	Automobiles		—	—	790,200	1,227,765	—	—	—	—
Public Bank Bhd(c)	Banks		—	—	—	—	—	—	—	—
SP Setia Bhd Group(p)	Real Estate Management & Development		—	—	1,943,460	1,580,067	—	—	—	—
United Plantations Bhd(p)	Food Products		—	—	240,000	1,559,876	—	—	—	—

Mexico		6.1%
Arca Continental SAB de CV(p)	Beverages		—	—	—	—	—	—	—	—
Fomento Economico Mexicano SAB de CV, ADR(p)	Beverages		—	—	—	—	—	—	—	—
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(p)	Transportation Infrastructure		—	—	98,676	4,754,210	—	—	—	—
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares(p)	Transportation Infrastructure		—	—	—	—	—	—	—	—
Grupo Financiero Banorte SAB de CV, Class O	Banks		—	—	—	—	—	—	—	—
Grupo Financiero Santander Mexico SAB de CV(p)	Banks		—	—	—	—	—	—	—	—
Grupo Lala SAB de CV(p)	Food Products		—	—	—	—	—	—	—	—
Hoteles City Express SAB de CV(f)(p)	Hotels, Restaurants & Leisure		—	—	—	—	—	—	—	—
Kimberly-Clark de Mexico SAB de CV	Household Products		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
IHH Healthcare Bhd(c)(p)	Health Care Providers & Services	—	—	641,000	858,915	—	—			641,000	858,915
Oriental Holdings Bhd(c)(p)	Automobiles	—	—	—	—	—	—	—	—	790,200	1,227,765
Public Bank Bhd(c)	Banks	—	—	—	—	105,200	497,919			105,200	497,919
SP Setia Bhd Group(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	1,943,460	1,580,067
United Plantations Bhd(p)	Food Products	—	—	—	—	—	—	—	—	240,000	1,559,876
											9,989,925
Mexico
Arca Continental SAB de CV(p)	Beverages	558,200	4,199,245	—	—	—	—	—	—	558,200	4,199,245
Fomento Economico Mexicano SAB de CV, ADR(p)	Beverages	89,302	8,781,959	—	—	—	—	—	—	89,302	8,781,959
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(p)	Transportation Infrastructure	86,781	4,181,108	—	—	—	—	—	—	185,457	8,935,318
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares(p)	Transportation Infrastructure	25,234	5,309,234	—	—	—	—	—	—	25,234	5,309,234
Grupo Financiero Banorte SAB de CV, Class O	Banks	1,360,797	8,633,971	—	—	—	—	—	—	1,360,797	8,633,971
Grupo Financiero Santander Mexico SAB de CV(p)	Banks	937,000	1,813,207	—	—	—	—	—	—	937,000	1,813,207
Grupo Lala SAB de CV(p)	Food Products	1,020,095	1,870,022	—	—	—	—	—	—	1,020,095	1,870,022
Hoteles City Express SAB de CV(f)(p)	Hotels, Restaurants & Leisure	1,461,350	1,916,392	—	—	—	—	—	—	1,461,350	1,916,392
Kimberly-Clark de Mexico SAB de CV	Household Products	968,900	2,050,579	—	—	—	—	—	—	968,900	2,050,579

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Organizacion Soriana SAB de CV, Class B(f)(p)	Food & Staples Retailing		—	—	—	—	—	—	—	—
Wal-Mart de Mexico SAB de CV	Food & Staples Retailing		—	—	—	—	—	—	—	—

Netherlands		0.4%
ASM International NV(c)(p)	Semiconductors & Semiconductor Equipment		—	—	52,000	3,023,996	—	—	—	—

Nigeria		0.2%
Guaranty Trust Bank PLC(p)	Banks		—	—	1,333,263	148,258	—	—	—	—
Guinness Nigeria PLC(p)	Beverages		—	—	2,125,000	458,757	—	—	—	—
Zenith Bank PLC(p)	Banks		—	—	19,437,011	1,290,037	—	—	—	—

Peru		0.5%
Cementos Pacasmayo SAA(p)	Construction Materials		—	—	—	—	—	—	—	—
Fossal SAA(f)(p)	Metals & Mining		—	—	—	—	—	—	—	—
Grana y Montero SA, ADR(f)(p)	Construction & Engineering		—	—	195,354	636,854	—	—	—	—

Philippines		1.0%
Ayala Corp.(c)(p)	Diversified Financial Services		—	—	—	—	—	—	—	—
Ayala Land, Inc.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
Bank of the Philippine Islands	Banks		—	—	—	—	—	—	—	—
Jollibee Foods Corp.(c)(p)	Hotels, Restaurants & Leisure		—	—	915,080	3,697,341	—	—	—	—
Pilipinas Shell Petroleum Corp.(p)	Oil, Gas & Consumable Fuels		—	—	1,650,000	2,210,464	—	—	—	—

Poland		0.2%
Dino Polska SA(e)(f)(p)	Food & Staples Retailing		—	—	21,345	270,092	—	—	—	—
Eurocash SA(p)	Food & Staples Retailing		—	—	144,115	1,205,609	—	—	—	—

Republic of South Korea		1.0%
Amorepacific Group(c)(p)	Personal Products		—	—	—	—	—	—	—	—
BNK Financial Group, Inc.(c)(p)	Banks		—	—	131,171	1,254,227	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Organizacion Soriana SAB de CV, Class B(f)(p)	Food & Staples Retailing	446,600	1,040,908	—	—	—	—	—	—	446,600	1,040,908
Wal-Mart de Mexico SAB de CV	Food & Staples Retailing	2,678,200	6,209,720	—	—	—	—	—	—	2,678,200	6,209,720
											50,760,555
Netherlands
ASM International NV(c)(p)	Semiconductors & Semiconductor Equipment	—	—	—	—	—	—	—	—	52,000	3,023,996
											3,023,996
Nigeria
Guaranty Trust Bank PLC(p)	Banks	—	—	—	—	—	—	—	—	1,333,263	148,258
Guinness Nigeria PLC(p)	Beverages	—	—	—	—	—	—	—	—	2,125,000	458,757
Zenith Bank PLC(p)	Banks	—	—	—	—	—	—	—	—	19,437,011	1,290,037
											1,897,052
Peru
Cementos Pacasmayo SAA(p)	Construction Materials	1,255,674	2,900,833	—	—	—	—	—	—	1,255,674	2,900,833
Fossal SAA(f)(p)	Metals & Mining	272,283	34,387	—	—	—	—	—	—	272,283	34,387
Grana y Montero SA, ADR(f)(p)	Construction & Engineering	243,511	793,846	—	—	—	—	—	—	438,865	1,430,700
											4,365,920
Philippines
Ayala Corp.(c)(p)	Diversified Financial Services	—	—	—	—	35,000	589,950	—	—	35,000	589,950
Ayala Land, Inc.(c)(p)	Real Estate Management & Development	—	—	—	—	870,000	685,412	—	—	870,000	685,412
Bank of the Philippine Islands	Banks	—	—	—	—	380,428	784,077	—	—	380,428	784,077
Jollibee Foods Corp.(c)(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	915,080	3,697,341
Pilipinas Shell Petroleum Corp.(p)	Oil, Gas & Consumable Fuels	—	—	—	—	—	—	—	—	1,650,000	2,210,464
											7,967,244
Poland
Dino Polska SA(e)(f)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	21,345	270,092
Eurocash SA(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	144,115	1,205,609
											1,475,701
Republic of South Korea
Amorepacific Group(c)(p)	Personal Products	—	—	—	—	1,578	179,318	—	—	1,578	179,318
BNK Financial Group, Inc.(c)(p)	Banks	—	—	—	—	—	—	—	—	131,171	1,254,227

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
E-MART, Inc.(c)(p)	Food & Staples Retailing		—	—	—	—	—	—	—	—
Medy-Tox, Inc.(c)(p)	Biotechnology		—	—	3,800	1,860,857	—	—	—	—
NAVER Corp.(c)(p)	Internet Software & Services		—	—	—	—	—	—	—	—
Samsung Electronics Co. Ltd.(c)(p)	Technology Hardware, Storage & Peripherals		—	—	—	—	—	—	—	—
Samsung Electronics Co. Ltd., Preferred Shares(c)	Technology Hardware, Storage & Peripherals		—	—	—	—	—	—	—	—
Shinsegae, Inc.(c)(p)	Multiline Retail		—	—	6,000	1,203,538	—	—	—	—

Romania		0.3%
BRD-Groupe Societe Generale SA(c)(p)	Banks		—	—	851,000	2,877,000	—	—	—	—

Russia		0.2%
Beluga Group PJSC(f)(p)	Beverages		—	—	133,150	1,354,642	—	—	—	—

Singapore		11.9%
BreadTalk Group Ltd.(p)	Hotels, Restaurants & Leisure		—	—	—	—	—	—	—	—
Bukit Sembawang Estates Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
CapitaLand Ltd.(c)(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
CDL Hospitality Trusts(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
City Developments Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
ComfortDelGro Corp. Ltd.(c)(p)	Road & Rail		—	—	—	—	—	—	—	—
DBS Group Holdings Ltd.(c)(p)	Banks		—	—	—	—	—	—	—	—
Far East Hospitality Trust(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
FJ Benjamin Holdings Ltd.(f)(p)	Specialty Retail		—	—	—	—	—	—	—	—
Fraser and Neave Ltd.(p)	Beverages		—	—	—	—	—	—	—	—
Global Logistic Properties Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—
Hong Leong Finance Ltd.(c)(p)	Consumer Finance		—	—	—	—	—	—	—	—
iFAST Corp. Ltd.(c)(p)	Internet Software & Services		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
E-MART, Inc.(c)(p)	Food & Staples Retailing	—	—	—	—	2,180	446,647	—	—	2,180	446,647
Medy-Tox, Inc.(c)(p)	Biotechnology	—	—	—	—	—	—	—	—	3,800	1,860,857
NAVER Corp.(c)(p)	Internet Software & Services	—	—	—	—	1,268	929,483	—	—	1,268	929,483
Samsung Electronics Co. Ltd.(c)(p)	Technology Hardware, Storage & Peripherals	—	—	—	—	92	191,619	—	—	92	191,619
Samsung Electronics Co. Ltd., Preferred Shares(c)	Technology Hardware, Storage & Peripherals	—	—	—	—	1,435	2,339,765	—	—	1,435	2,339,765
Shinsegae, Inc.(c)(p)	Multiline Retail	—	—	—	—	—	—	—	—	6,000	1,203,538
											8,405,454
Romania
BRD-Groupe Societe Generale SA(c)(p)	Banks	—	—	—	—	—	—	—	—	851,000	2,877,000
											2,877,000
Russia
Beluga Group PJSC(f)(p)	Beverages	—	—	—	—	—	—	—	—	133,150	1,354,642
											1,354,642
Singapore
BreadTalk Group Ltd.(p)	Hotels, Restaurants & Leisure	—	—	458,700	498,098	—	—	—	—	458,700	498,098
Bukit Sembawang Estates Ltd.(c)(p)	Real Estate Management & Development	—	—	482,900	2,304,329	—	—	—	—	482,900	2,304,329
CapitaLand Ltd.(c)(p)	Equity Real Estate Investment Trusts (REIT)	—	—	1,020,600	2,593,364	—	—	—	—	1,020,600	2,593,364
CDL Hospitality Trusts(p)	Equity Real Estate Investment Trusts (REIT)	—	—	1,246,000	1,497,825	—	—	—	—	1,246,000	1,497,825
City Developments Ltd.(c)(p)	Real Estate Management & Development	—	—	846,600	6,594,683	185,200	1,442,636	—	—	1,031,800	8,037,319
ComfortDelGro Corp. Ltd.(c)(p)	Road & Rail	—	—	1,830,900	3,058,161	—	—	—	—	1,830,900	3,058,161
DBS Group Holdings Ltd.(c)(p)	Banks	—	—	544,373	8,193,233	64,679	973,469	—	—	609,052	9,166,702
Far East Hospitality Trust(p)	Equity Real Estate Investment Trusts (REIT)	—	—	1,632,000	794,218	—	—	—	—	1,632,000	794,218
FJ Benjamin Holdings Ltd.(f)(p)	Specialty Retail	—	—	2,035,000	57,647	—	—	—	—	2,035,000	57,647
Fraser and Neave Ltd.(p)	Beverages	—	—	487,800	832,635	—	—	—	—	487,800	832,635
Global Logistic Properties Ltd.(c)(p)	Real Estate Management & Development	—	—	1,100,000	2,285,208	—	—	—	—	1,100,000	2,285,208
Hong Leong Finance Ltd.(c)(p)	Consumer Finance	—	—	465,800	890,069	—	—	—	—	465,800	890,069
iFAST Corp. Ltd.(c)(p)	Internet Software & Services	—	—	632,000	470,303	—	—	—	—	632,000	470,303

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Jardine Cycle & Carriage Ltd.(c)(p)	Distributors		—	—	—	—	191,029	6,150,485	—	—
Keppel Corp. Ltd.(c)(p)	Industrial Conglomerates		—	—	—	—	—	—	—	—
Keppel DC REIT(c)(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
Keppel REIT(p)	REIT		—	—	—	—	—	—	—	—
Mapletree Commercial Trust(p)	Equity Real Estate Investment Trusts (REIT)		—	—	—	—	—	—	—	—
Oversea-Chinese Banking Corp. Ltd.(c)(p)	Banks		—	—	—	—	—	—	—	—
Raffles Medical Group Ltd.(p)	Health Care Providers & Services		—	—	—	—	—	—	—	—
Riverstone Holdings Ltd.(c)(p)	Commercial Services & Supplies		—	—	—	—	—	—	—	—
SATS Ltd.(c)(p)	Transportation Infrastructure		—	—	—	—	—	—	—	—
Singapore Exchange Ltd.(c)(p)	Capital Markets		—	—	—	—	—	—	—	—
Singapore Post Ltd.(c)(p)	Air Freight & Logistics		—	—	—	—	—	—	—	—
Singapore Technologies Engineering Ltd.(c)(p)	Aerospace & Defense		—	—	—	—	—	—	—	—
Singapore Telecommunications Ltd.(c)(p)	Diversified Telecommunication Services		—	—	—	—	—	—	—	—
Straits Trading Co. Ltd.(c)(p)	Metals & Mining		—	—	—	—	—	—	—	—
United Engineers Ltd.(c)(p)	Construction & Engineering		—	—	—	—	—	—	—	—
United Overseas Bank Ltd.(c)(p)	Banks		—	—	—	—	—	—	—	—
Venture Corp. Ltd.(c)(p)	Electronic Equipment Instruments & Components		—	—	—	—	—	—	—	—
Wheelock Properties (Singapore) Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Jardine Cycle & Carriage Ltd.(c)(p)	Distributors	—	—	97,761	3,147,572	—	—	—	—	288,790	9,298,057
Keppel Corp. Ltd.(c)(p)	Industrial Conglomerates	—	—	965,300	4,408,215	170,400	778,162	—	—	1,135,700	5,186,377
Keppel DC REIT(c)(p)	Equity Real Estate Investment Trusts (REIT)	—	—	960,000	899,665	—	—	—	—	960,000	899,665
Keppel REIT(p)	REIT	—	—	1,782,515	1,482,462	34,829	28,966	—	—	1,817,344	1,511,428
Mapletree Commercial Trust(p)	Equity Real Estate Investment Trusts (REIT)	—	—	411,000	476,154	—	—	—	—	411,000	476,154
Oversea-Chinese Banking Corp. Ltd.(c)(p)	Banks	—	—	1,359,515	10,649,543	242,096	1,896,420	—	—	1,601,611	12,545,963
Raffles Medical Group Ltd.(p)	Health Care Providers & Services	—	—	3,460,260	3,367,894	—	—	—	—	3,460,260	3,367,894
Riverstone Holdings Ltd.(c)(p)	Commercial Services & Supplies	—	—	705,200	514,679	—	—	—	—	705,200	514,679
SATS Ltd.(c)(p)	Transportation Infrastructure	—	—	757,000	2,808,222	—	—	—	—	757,000	2,808,222
Singapore Exchange Ltd.(c)(p)	Capital Markets	—	—	351,000	1,870,646	—	—	—	—	351,000	1,870,646
Singapore Post Ltd.(c)(p)	Air Freight & Logistics	—	—	440,000	425,042	—	—	—	—	440,000	425,042
Singapore Technologies Engineering Ltd.(c)(p)	Aerospace & Defense	—	—	1,183,900	3,162,851	322,500	861,576	—	—	1,506,400	4,024,427
Singapore Telecommunications Ltd.(c)(p)	Diversified Telecommunication Services	—	—	2,384,800	6,734,864	568,300	1,604,924	—	—	2,953,100	8,339,788
Straits Trading Co. Ltd.(c)(p)	Metals & Mining	—	—	163,990	291,847	—	—	—	—	163,990	291,847
United Engineers Ltd.(c)(p)	Construction & Engineering	—	—	200,000	398,033	—	—	—	—	200,000	398,033
United Overseas Bank Ltd.(c)(p)	Banks	—	—	385,771	6,476,570	36,070	605,566	—	—	421,841	7,082,136
Venture Corp. Ltd.(c)(p)	Electronic Equipment Instruments & Components	—	—	409,900	3,587,939	—	—	—	—	409,900	3,587,939
Wheelock Properties (Singapore) Ltd.(c)(p)	Real Estate Management & Development	—	—	1,200,000	1,633,953	—	—	—	—	1,200,000	1,633,953

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Yoma Strategic Holdings Ltd.(c)(p)	Real Estate Management & Development		—	—	—	—	—	—	—	—

South Africa		1.1%
African Oxygen Ltd.(p)	Chemicals		—	—	893,654	1,332,028	—	—	—	—
City Lodge Hotels Ltd.(p)	Hotels, Restaurants & Leisure		—	—	138,336	1,481,752	—	—	—	—
Clicks Group Ltd.(c)(p)	Food & Staples Retailing		—	—	254,900	2,724,272	—	—	—	—
JSE Ltd.	Capital Markets		—	—	181,276	1,697,544	—	—	—	—
SPAR Group Ltd. (The)(c)(p)	Food & Staples Retailing		—	—	164,735	1,940,555	—	—	—	—

Sri Lanka		0.4%
John Keells Holdings PLC	Industrial Conglomerates		—	—	2,689,150	3,135,340	—	—	—	—

Taiwan		2.0%
Poya International Co. Ltd.(p)	Multiline Retail		—	—	207,000	2,626,627	—	—	—	—
Taiwan FamilyMart Co. Ltd.(c)(p)	Food & Staples Retailing		171,000	1,149,928	—	—	—	—	—	—
Taiwan Mobile Co. Ltd.(c)	Wireless Telecommunication Services		970,000	3,651,249	—	—	—	—	—	—
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	Semiconductors & Semiconductor Equipment		1,004,000	6,859,542	—	—	—	—	—	—

Thailand		1.2%
Bangkok Dusit Medical Services PCL, Foreign Shares(c)(p)	Health Care Providers & Services		—	—	—	—	—	—	—	—
BEC World PCL, Foreign Shares(c)(p)	Media		—	—	2,600,100	1,607,362	—	—	—	—
Bumrungrad Hospital PCL, Foreign Shares(c)(p)	Health Care Providers & Services		—	—	190,000	958,789	—	—	—	—
Central Pattana PCL, Foreign Shares(c)(p)	Real Estate Management & Development		—	—	800,000	1,629,631	—	—	—	—
Hana Microelectronics PCL, Foreign Shares(c)(p)	Electronic Equipment Instruments & Components		—	—	1,679,000	2,483,655	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Yoma Strategic Holdings Ltd.(c)(p)	Real Estate Management & Development	—	—	4,253,600	1,807,552	—	—	—	—	4,253,600	1,807,552
											98,555,680
South Africa
African Oxygen Ltd.(p)	Chemicals	—	—	—	—	—	—	—	—	893,654	1,332,028
City Lodge Hotels Ltd.(p)	Hotels, Restaurants & Leisure	—	—	—	—	—	—	—	—	138,336	1,481,752
Clicks Group Ltd.(c)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	254,900	2,724,272
JSE Ltd.	Capital Markets	—	—	—	—	—	—	—	—	181,276	1,697,544
SPAR Group Ltd. (The)(c)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	164,735	1,940,555
											9,176,151
Sri Lanka
John Keells Holdings PLC	Industrial Conglomerates	—	—	—	—	—	—	—	—	2,689,150	3,135,340
											3,135,340
Taiwan
Poya International Co. Ltd.(p)	Multiline Retail	—	—	—	—	—	—	—	—	207,000	2,626,627
Taiwan FamilyMart Co. Ltd.(c)(p)	Food & Staples Retailing	—	—	—	—	—	—	—	—	171,000	1,149,928
Taiwan Mobile Co. Ltd.(c)	Wireless Telecommunication Services	—	—	—	—	208,000	782,948	—	—	1,178,000	4,434,197
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	Semiconductors & Semiconductor Equipment	—	—	—	—	271,583	1,855,513	—	—	1,275,583	8,715,055
											16,925,807
Thailand
Bangkok Dusit Medical Services PCL, Foreign Shares(c)(p)	Health Care Providers & Services	—	—	—	—	341,200	192,756	—	—	341,200	192,756
BEC World PCL, Foreign Shares(c)(p)	Media	—	—	—	—	—	—	—	—	2,600,100	1,607,362
Bumrungrad Hospital PCL, Foreign Shares(c)(p)	Health Care Providers & Services	—	—	—	—	—	—	—	—	190,000	958,789
Central Pattana PCL, Foreign Shares(c)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	800,000	1,629,631
Hana Microelectronics PCL, Foreign Shares(c)(p)	Electronic Equipment Instruments & Components	—	—	—	—	—	—	—	—	1,679,000	2,483,655

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Siam Cement PCL, Foreign Shares(c)(p)	Construction Materials		—	—	—	—	—	—	—	—
Siam City Cement PCL, Foreign Shares(c)	Construction Materials		—	—	238,399	2,280,379	—	—	—	—

Turkey		1.3%
Aksigorta AS(f)(p)	Insurance		—	—	1,975,343	1,829,765	—	—	—	—
AvivaSA Emeklilik ve Hayat AS(p)	Insurance		—	—	240,745	1,397,210	—	—	—	—
Cimsa Cimento Sanayi VE Ticaret AS(c)	Construction Materials		—	—	632,784	2,722,761	—	—	—	—
Coca-Cola Icecek AS(c)(p)	Beverages		—	—	319,391	3,664,826	—	—	—	—
Logo Yazilim Sanayi Ve Ticaret AS(f)(p)	Software		—	—	84,978	1,424,975	—	—	—	—

United Kingdom		0.8%
M.P. Evans Group PLC(p)	Food Products		—	—	—	—	567,527	5,359,021	—	—

United States		1.9%
Amorepacific Corp., Preferred Shares(p)	Personal Products		—	—	—	—	—	—	—	—
Amdocs Ltd.(p)	Information Technology Services		—	—	—	—	—	—	63,000	4,060,980
EPAM Systems, Inc.(f)(p)	Information Technology Services		—	—	35,162	2,956,773	—	—	—	—
Perrigo Co. PLC(c)(p)	Pharmaceuticals		—	—	—	—	—	—	79,000	6,004,822
Samsonite International SA(c)(p)	Textiles, Apparel & Luxury Goods		615,600	2,571,851	—	—	—	—	—	—

Total Common Stocks		93.1%		105,825,298		141,215,849		76,307,149		84,453,843

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Siam Cement PCL, Foreign Shares (c)(p)		—	—	—	—	81,900	1,209,748	—	—	81,900	1,209,748
Siam City Cement PCL, Foreign Shares(c)	Construction Materials	—	—	—	—	—	—	—	—	238,399	2,280,379
											10,362,320
Turkey
Aksigorta AS(f)(p)	Insurance	—	—	—	—	—	—	—	—	1,975,343	1,829,765
AvivaSA Emeklilik ve Hayat AS(p)	Insurance	—	—	—	—	—	—	—	—	240,745	1,397,210
Cimsa Cimento Sanayi VE Ticaret AS(c)	Construction Materials	—	—	—	—	—	—	—	—	632,784	2,722,761
Coca-Cola Icecek AS(c)(p)	Beverages	—	—	—	—	—	—	—	—	319,391	3,664,826
Logo Yazilim Sanayi Ve Ticaret AS(f)(p)	Software	—	—	—	—	—	—	—	—	84,978	1,424,975
											11,039,537
United Kingdom
M.P. Evans Group PLC(p)	Food Products	—	—	—	—	104,058	1,053,921	—	—	671,585	6,412,942
											6,412,942
United States
Amorepacific Corp., Preferred Shares(p)	Personal Products	—	—	—	—	1,989	323,344	—	—	1,989	323,344
Amdocs Ltd.(p)	Information Technology Services	—	—	—	—	—	—	—	—	63,000	4,060,980
EPAM Systems, Inc.(f)(p)	Information Technology Services	—	—	—	—	—	—	—	—	35,162	2,956,773
Perrigo Co. PLC(c)(p)	Pharmaceuticals	—	—	—	—	—	—	—	—	79,000	6,004,822
Samsonite International SA(c)(p)	Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—	—	615,600	2,571,851
											15,917,770

Total Common Stocks			158,636,140		92,140,351		44,166,073		70,344,060		773,088,763

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Preferred Stocks		4.5%
Brazil		3.9%
Banco Bradesco SA, Preferred Shares(p)	Banks		—	—	—	—	—	—	—	—
Bradespar SA, Preferred Shares	Metals & Mining		—	—	—	—	—	—	—	—
Itau Unibanco Holding SA, ADR, Preferred Shares(p)	Banks		—	—	—	—	—	—	—	—
Vale SA, ADR, Preferred Shares(p)	Metals & Mining		—	—	—	—	—	—	—	—

Chile		0.6%
Embotelladora Andina SA, Class B, Preferred Shares(p)	Beverages		—	—	—	—	—	—	—	—
Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares(p)	Chemicals		—	—	—	—	—	—	—	—
Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares(p)	Chemicals		—	—	—	—	—	—	—	—

Malaysia		0.0%
SP Setia Bhd Group, Preferred Shares(f)(g)(p)	Real Estate Management & Development		—	—	767,512	200,252	—	—	—	—

Total Preferred Stocks		4.5%		—		200,252		—		—

Private Equity		0.3%
Global*		0.2%
Emerging Markets Ventures I, L.P.(a)(c)(f)(h)(i)(j)(k)	Private Equity		—	—	7,248,829	123,520	—	—	2,237,292	38,124
Telesoft Partners II QP, L.P.(a)(c)(f)(j)(k)(l)	Private Equity		—	—	2,400,000	922,272	—	—	—	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Preferred Stocks
Brazil
Banco Bradesco SA, Preferred Shares(p)	Banks	1,703,185	14,472,112	—	—	—	—	—	—	1,703,185	14,472,112
Bradespar SA, Preferred Shares	Metals & Mining	391,800	2,436,258	—	—	—	—	—	—	391,800	2,436,258
Itau Unibanco Holding SA, ADR, Preferred Shares(p)	Banks	1,271,744	14,052,771	—	—	—	—	—	—	1,271,744	14,052,771
Vale SA, ADR, Preferred Shares(p)	Metals & Mining	185,117	1,508,704	—	—	—	—	—	—	185,117	1,508,704
											32,469,845
Chile
Embotelladora Andina SA, Class B, Preferred Shares(p)	Beverages	318,000	1,347,928	—	—	—	—	—	—	318,000	1,347,928
Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares(p)	Chemicals	—	—	—	—	—	—	83,650	2,762,123	83,650	2,762,123
Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares(p)	Chemicals	—	—	—	—	—	—	26,500	878,203	26,500	878,203
											4,988,254
Malaysia
SP Setia Bhd Group, Preferred Shares(f)(g)(p)	Real Estate Management & Development	—	—	—	—	—	—	—	—	767,512	200,252
								—	—		200,252

Total Preferred Stocks			33,817,773		—		—		3,640,326		37,658,351

Private Equity
Global*
Emerging Markets Ventures I, L.P.(a)(c)(f)(h)(i)(j)(k)	Private Equity	2,237,292	38,123	—	—	—	—	—	—	11,723,413	199,767
Telesoft Partners II QP, L.P.(a)(c)(f)(j)(k)(l)	Private Equity	—	—	—	—	—	—	—	—	2,400,000	922,272
											1,122,039

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Israel		0.1%
ABS GE Capital Giza Fund, L.P.(a)(c)(f)(h)(j)(k)	Private Equity		—	—	—	—	—	—	1,250,001	31,000
BPA Israel Ventures, LLC(a)(c)(f)(h)(i)(j)(k)	Private Equity		—	—	1,674,587	183,351	—	—	1,674,588	183,351
Delta Fund I, L.P.(a)(c)(f)(h)(j)(k)	Private Equity		—	—	—	—	—	—	250,440	53,564
Exent Technologies Ltd. Preferred A1 Shares(a)(c)(f)(j)(l)(m)	Private Equity		—	—	72,640	—	—	—	36,320	—
Exent Technologies Ltd. Preferred C Shares(a)(c)(f)(j)(l)(m)	Private Equity		—	—	62,304	—	—	—	31,152	—
Exent Technologies Ltd. Warrants A1(a)(c)(f)(j)(l)(m)	Private Equity		—	—	15,716	—	—	—	7,858	—
Flash Networks Ltd. Ordinary Shares(a)(c)(f)(j)(l)(m)	Private Equity		—	—	46,856	33,590	—	—	23,428	16,795
Flash Networks Ltd. Series C Preferred(a)(c)(f)(j)(l)(m)	Private Equity		—	—	12	—	—	—	6	—
Flash Networks Ltd. Series C-1 Preferred(a)(c)(f)(j)(l)(m)	Private Equity		—	—	23,264	—	—	—	11,632	—
Flash Networks Ltd. Series D Preferred(a)(c)(f)(j)(l)(m)	Private Equity		—	—	13,526	—	—	—	6,763	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Israel
ABS GE Capital Giza Fund, L.P.(a)(c)(f)(h)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	1,250,001	31,000
BPA Israel Ventures, LLC(a)(c)(f)(h)(i)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	3,349,175	366,702
Delta Fund I, L.P.(a)(c)(f)(h)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	250,440	53,564
Exent Technologies Ltd. Preferred A1 Shares(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	108,960	—
Exent Technologies Ltd. Preferred C Shares(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	93,456	—
Exent Technologies Ltd. Warrants A1(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	23,574	—
Flash Networks Ltd. Ordinary Shares(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	70,284	50,385
Flash Networks Ltd. Series C Preferred(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	18	—
Flash Networks Ltd. Series C-1 Preferred(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	34,896	—
Flash Networks Ltd. Series D Preferred(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	20,289	—

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Flash Networks Ltd. Series E Preferred(a)(c)(f)(j)(l)(m)	Private Equity		—	—	9,952	—	—	—	4,976	—
Flash Networks Ltd. Warrants C(a)(c)(f)(j)(l)(m)	Private Equity		—	—	22	—	—	—	11	—
Flash Networks Ltd. Warrants Ordinary(a)(c)(f)(j)(l)(m)	Private Equity		—	—	52	—	—	—	26	—
Giza GE Venture Fund III, L.P.(a)(c)(f)(h)(j)(k)	Private Equity		—	—	2,750,000	55,220	—	—	1,250,000	25,100
Neurone Ventures II, L.P.(a)(c)(f)(j)(k)(l)	Private Equity		—	—	761,184	243,221	—	—	761,184	243,221
Vidyo, Inc. Trust A (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	32,574	—	—	—	32,574	—
Vidyo, Inc. Trust B (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	15,531	—	—	—	15,531	—
Vidyo, Inc. Trust B1 (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	13,219	—	—	—	13,219	—
Vidyo, Inc. Trust C (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	6,864	—	—	—	6,864	—
Vidyo, Inc. Trust C1 (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	4,150	—	—	—	4,150	—
Vidyo, Inc. Trust Common(a)(c)(f)(j)(l)(n)	Private Equity		—	—	1,802	—	—	—	1,802	—
Vidyo, Inc. Trust D (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity		—	—	2,713	—	—	—	2,713	—

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Flash Networks Ltd. Series E Preferred(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	14,928	—
Flash Networks Ltd. Warrants C(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	33	—
Flash Networks Ltd. Warrants Ordinary(a)(c)(f)(j)(l)(m)	Private Equity	—	—	—	—	—	—	—	—	78	—
Giza GE Venture Fund III, L.P.(a)(c)(f)(h)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	4,000,000	80,320
Neurone Ventures II, L.P.(a)(c)(f)(j)(k)(l)	Private Equity	—	—	—	—	—	—	—	—	1,522,368	486,442
Vidyo, Inc. Trust A (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	65,148	—
Vidyo, Inc. Trust B (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	31,062	—
Vidyo, Inc. Trust B1 (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	26,438	—
Vidyo, Inc. Trust C (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	13,728	—
Vidyo, Inc. Trust C1 (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	8,300	—
Vidyo, Inc. Trust Common(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	3,604	—
Vidyo, Inc. Trust D (Preferred)(a)(c)(f)(j)(l)(n)	Private Equity	—	—	—	—	—	—	—	—	5,426	—
											1,068,413

		Pro Forma %	Aberdeen Greater China Fund, Inc.		Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.		Aberdeen Indonesia Fund, Inc.		Aberdeen Israel Fund, Inc.
	Industry	of Net Assets	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
United States		0.0%
Technology Crossover Ventures IV, L.P.(a)(c)(f)(h)(i)(j)(k)	Private Equity		—	—	1,952,000	2,264	—	—	—	—

Total Private Equity		0.3%		—		1,563,438		—		591,155

Rights(f)		0.0%
Nigeria		0.0%
Guinness Nigeria PLC, expires 07/28/17(p)	Beverages		—	—	965,909	30,535	—	—	—	—
Total Rights		0.0%		—		30,535		—		—

Total Long-Term Investments (cost $99,014,989, $149,725,464, $59,237,512, $50,100,369, $163,348,452, $76,909,920, $34,649,565, $57,407,059 and $690,393,330, respectively)		97.9%		105,825,298		143,010,074		76,307,149		85,044,998

Short-Term Investments		1.4%
United States		1.4%
State Street Institutional U.S. Government Money Market Fund(o)			960,373	960,373	4,773,042	4,773,042	257,147	257,147	2,022,462	2,022,462
Total Short-Term Investments (cost $960,373, $4,773,042, $257,147, $2,022,462, $1,394,201, $811,244, $884,918, $335,522 and $11,438,909, respectively)		1.4%		960,373		4,773,042		257,147		2,022,462

Total Investments (cost $99,975,362, $154,498,506, $59,494,659, $52,122,831, $164,742,653, $77,721,164, $35,534,483, $57,742,581 and $701,832,239, respectively)		99.3%		106,785,671		147,783,116		76,564,296		87,067,460

Other Assets and Liabilities		0.7%		3,958,309		(1,787,452)		758,607		170,910

Net Assets		100.0%		$110,743,980		$145,995,664		$77,322,903		$87,238,370

		Aberdeen Latin America Equity Fund, Inc.		Aberdeen Singapore Fund, Inc.		The Asia Tigers Fund, Inc.		Aberdeen Chile Fund, Inc.		Pro Forma Combined
	Industry	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
United States
Technology Crossover Ventures IV, L.P.(a)(c)(f)(h)(i)(j)(k)	Private Equity	—	—	—	—	—	—	—	—	1,952,000	2,264
											2,264

Total Private Equity			38,123		—		—		—		2,192,716

Rights(f)
Nigeria
Guinness Nigeria PLC, expires 07/28/17	Beverages	—	—	—	—	—	—	—	—	965,909	30,535
Total Rights			—		—		—		—		30,535

Total Long-Term Investments (cost $99,014,989, $149,725,464, $59,237,512, $50,100,369, $163,348,452, $76,909,920, $34,649,565, $57,407,059 and $690,393,330, respectively)			192,492,036		92,140,351		44,166,073		73,984,386		812,970,365

Short-Term Investments
United States
State Street Institutional U.S. Government Money Market Fund(o)		1,394,201	1,394,201	811,244	811,244	884,918	884,918	335,522	335,522	11,438,909	11,438,909
Total Short-Term Investments (cost $960,373, $4,773,042, $257,147, $2,022,462, $1,394,201, $811,244, $884,918, $335,522 and $11,438,909, respectively)			1,394,201		811,244		884,918		335,522		11,438,909

Total Investments (cost $99,975,362, $154,498,506, $59,494,659, $52,122,831, $164,742,653, $77,721,164, $35,534,483, $57,742,581 and $701,832,239, respectively)			193,886,237		92,951,595		45,050,991		74,319,908		824,409,274

Other Assets and Liabilities			1,021,552		766,520		319,822		809,783		6,018,051

Net Assets			$194,907,789		$93,718,115		$45,370,813		$75,129,691		$830,427,325

(a) Illiquid security.

(b) This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.

(c) Fair Values are determined pursuant to procedures approved by the Funds’ Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price.

(d) China A shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(e) Denotes a security issued under Regulation S or Rule 144A.

(f) Non-income producing security.

(g) Redeemable Convertible Preferred security.

(h) In liquidation.

(i) As of June 30, 2017, the aggregate amount of open commitments for Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc. and  Aberdeen Latin America Equity Fund, Inc. are $1,524,584, $888,120 and  $262,708, respectively.

(j) Restricted security, not readily marketable.

(k) Shares/Par represents contributed capital.

(l) Active investments.

(m) Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

(n) Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX.

(o) Registered investment company advised by State Street Global Advisors.

(p) Security will be sold in connection with the Reorganization.

* “Global” is the percentage attributable to the Funds’ holding in a private equity fund which invests globally and is not categorized under a particular country.

ADR - American Depositary Receipt

BDR - Brazilian Depositary Receipt

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

REIT - Real Estate Investment Trust

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Combined Statement of Assets and Liabilities

As of June 30, 2017 (Unaudited)

	Aberdeen Greater China Fund, Inc.	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	Aberdeen Indonesia Fund, Inc.	Aberdeen Israel Fund, Inc.	Aberdeen Latin America Equity Fund, Inc.	Aberdeen Singapore Fund, Inc.	The Asia Tigers Fund, Inc.	Aberdeen Chile Fund, Inc.	ProForma Adjustments		Total
Assets:
Investments, at value	$105,825,298	$143,010,074	$76,307,149	$85,044,998	$192,492,036	$92,140,351	$44,166,073	$73,984,386	$		$812,970,365
Short-term investments, at value	960,373	4,773,042	257,147	2,022,462	1,394,201	811,244	884,918	335,522	—		11,438,909
Foreign currency, at value	3,106,746	245,376	1,009,923	52,285	1,646,955	633,830	229,407	1,347,973	—		8,272,495
Cash	—	—	—	—	77,340	—	—	—	—		77,340
Cash at broker for China A shares	6,845	—	—	—	—	—	—	—	—		6,845
Interest and dividends receivable	849,794	198,506	30,062	54,258	258,968	58,889	138,315	213	—		1,589,005
Receivable for investments sold	240,492	51,036	—	—	—	314,698	64,243	—	—		670,469
Tax reclaim receivable	—	3,253	—	—	—	—	—	—	—		3,253
Israeli tax refunds receivable	—	—	—	540,339	—	—	—	—	—		540,339
Prepaid expenses	14,296	111	55	—	135	51,988	123,792	54	—		190,431
Total assets	$111,003,844	$148,281,398	$77,604,336	$87,714,342	$195,869,635	$94,011,000	$45,606,748	$75,668,148	$		$835,759,451

Liabilities:
Re-organization Costs Payable	—	—	—	—	—	—	—	—	2,600,000	(a)	2,600,000
Payable for investments purchased	17,778	1,310,495	—	157,192	95,679	58,666	7,584	—	—		1,647,394
Investment advisory/management fees payable	89,490	379,067	186,108	190,261	403,829	56,552	34,420	162,596	—		1,502,323
Deferred foreign capital gains tax	—	480,734	—	—	—	—	86,782	—	—		567,516
Chilean repatriation taxes	—	—	—	—	293,008	—	—	259,563	—		552,571
Investor relations fees payable	15,098	16,560	9,729	10,759	15,083	11,666	3,357	9,786	—		92,038
Administration fees payable	7,224	28,566	15,147	16,690	68,298	18,311	2,999	44,634	—		201,869
Accrued foreign capital gains tax	—	—	—	—	18,675	—	—	—	—		18,675
Director fees payable	24,865	—	16,268	15,000	15,000	20,916	16,352	15,000	—		123,401
Other accrued expenses	105,409	70,312	54,181	86,070	52,274	126,774	84,441	46,878	—		626,339
Total liabilities	259,864	2,285,734	281,433	475,972	961,846	292,885	235,935	538,457	2,600,000		90,948,356
Net Assets	$110,743,980	$145,995,664	$77,322,903	$87,238,370	$194,907,789	$93,718,115	$45,370,813	$75,129,691	$—		$827,827,325

Composition of Net Assets:
Common stock (par value $.001 per share)	$8,817	$9,485	9,257	3,945	$7,449	$7,419	$3,467	9,358	$44,236	(b)	$103,433
Paid-in capital in excess of par	105,177,925	161,092,470	61,878,118	48,300,762	185,498,379	81,018,940	35,512,214	57,396,007	(44,236	)(b)	735,830,579
Accumulated net investment income	1,731,806	1,566,917	624,751	32,311	1,727,269	564,215	257,667	912,052	(2,600,000	)(a)	4,816,988
Accumulated net realized gain/(loss) from investment and foreign currency transactions	(2,983,399)	(9,474,253)	(2,260,331)	3,956,243	(21,438,165)	(3,106,419)	167,534	317,368	—		(34,821,422)
Net unrealized appreciation/(depreciation) on investments and other assets and liabilities denominated in foreign currencies	6,808,831	(7,198,955)	17,071,108	34,945,109	29,112,857	15,233,960	9,429,931	16,494,906	—		121,897,747
											—
Net Assets	$110,743,980	$145,995,664	$77,322,903	$87,238,370	$194,907,789	$93,718,115	$45,370,813	$75,129,691	$—		$827,827,325

Shares issued and outstanding:
Aberdeen Greater China Fund, Inc.	8,816,794	—	—	—	—	—	—	—	(8,816,794	)(c)	—
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	—	9,484,813	—	—	—	—	—	—	(9,484,813	)(c)	—
Aberdeen Indonesia Fund, Inc.	—	—	9,257,205	—	—	—	—	—	(9,257,205	)(c)	—
Aberdeen Israel Fund, Inc.	—	—	—	3,945,468	—	—	—	—	(3,945,468	)(c)	—
Aberdeen Latin America Equity Fund, Inc.	—	—	—	—	7,448,517	—	—	—	(7,448,517	)(c)	—
Aberdeen Singapore Fund, Inc.	—	—	—	—	—	7,418,948	—	—	(7,418,948	)(c)	—
The Asia Tigers Fund, Inc.	—	—	—	—	—	—	3,466,783	—	(3,466,783	)(c)	—
Aberdeen Chile Fund, Inc.	—	—	—	—	—	—	—	9,357,690	94,075,202	(c)	103,432,892

Net asset value per share:
Aberdeen Greater China Fund, Inc.	$12.56	$—	$—	$—	$—	$—	$—	$—	$—		$—
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	—	15.39	—	—	—	—	—	—	—		—
Aberdeen Indonesia Fund, Inc.	—	—	8.35	—	—	—	—	—	—		—
Aberdeen Israel Fund, Inc.	—	—	—	22.11	—	—	—	—	—		—
Aberdeen Latin America Equity Fund, Inc.	—	—	—	—	26.17	—	—	—	—		—
Aberdeen Singapore Fund, Inc.	—	—	—	—	—	12.63	—	—	—		—
The Asia Tigers Fund, Inc.	—	—	—	—	—	—	13.09	—	—		—
Aberdeen Chile Fund, Inc.	—	—	—	—	—	—	—	8.03	—		8.03

Investments, at cost	99,014,989	149,725,464	$59,237,512	$50,100,369	$163,348,452	$76,909,920	$34,649,565	$57,407,059	—		$690,393,330
Short-term investments, at cost	960,373	4,773,042	257,147	2,022,462	1,394,201	811,244	884,918	335,522	—		11,438,909
Foreign currency, at cost	3,105,852	245,371	1,008,370	52,265	1,655,974	630,390	228,809	1,332,229	—		8,259,260

(a) Reflects non-recurring aggregate estimated reorganization expenses of $2,600,000.

(b) To adjust Common stock (par value $.001 per share)of the Pro Forma Fund based on the Combined Fund’s ending shares outstanding.

(c) To adjust shares outstanding of the Pro Forma Fund based on combining the Target Funds at the Acquiring Fund’s net asset value.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Combined Statement of Operations

For the Twelve-Month Period Ended June 30, 2017 (Unaudited)

	Aberdeen Greater China Fund, Inc.	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	Aberdeen Indonesia Fund, Inc.	Aberdeen Israel Fund, Inc.	Aberdeen Latin America Equity Fund, Inc.	Aberdeen Singapore Fund, Inc.	The Asia Tigers Fund, Inc.	Aberdeen Chile Fund, Inc.	ProForma Adjustments		Combined ProForma Total
Net Investment Income
Dividends and other income	$2,960,520	$3,166,831	$1,537,087	$1,558,817	$5,876,988	$2,954,659	$987,353	$2,070,543	—		$21,112,798
Israeli tax reclaims	—	—	—	190,468	—	—	—	—	—		190,468
Foreign withholding taxes	(119,513)	(253,375)	(173,415)	(342,204)	(448,011)	(21,456)	(42,412)	(22,077)	—		(1,422,463)
Total Investment Income	2,841,007	2,913,456	1,363,672	1,407,081	5,428,977	2,933,203	944,941	2,048,466			19,880,803

Expenses
Investment advisory/management fee	981,461	1,467,203	713,037	868,954	1,544,270	632,415	411,358	726,696	(619,394	)(a)	6,726,000
Custodian’s fees and expenses	51,861	124,717	73,375	64,400	156,179	36,027	30,552	89,117	89,772	(b)	716,000
Directors’ fees and expenses	130,850	111,736	118,846	116,586	117,005	132,060	77,865	116,980	(541,928	)(c)	380,000
Administration fee	78,659	109,196	57,943	64,021	255,841	68,179	32,909	165,969	(168,717	)(a)	664,000
Investor relations fees and expenses	58,394	58,457	49,906	55,455	57,373	53,741	46,892	55,984	(320,202	)(a)	116,000
Independent auditors’ fees and expenses	63,411	58,644	45,177	77,681	73,952	63,216	61,624	93,999	(479,704	)(c)	58,000
Chilean repatriation taxes	—	—	—	—	42,462	—	—	450,366	(492,828	)(d)	—
Reports to shareholders and proxy solicitation	54,201	42,692	38,374	49,659	41,727	42,329	57,577	59,576	(236,135	)(c)	150,000
Insurance expense	83,349	40,276	17,272	23,595	49,536	50,389	57,628	19,813	(219,858	)(c)	122,000
Legal fees and expenses	77,136	29,387	16,449	21,548	34,634	50,193	98,958	49,238	(177,543	)(c)	200,000
Transfer agent’s fees and expenses	23,451	21,918	23,754	29,140	23,876	21,819	22,241	29,475	(171,674	)(c)	24,000
Miscellaneous	144,296	65,249	14,441	17,552	16,802	43,809	43,762	15,120	(186,031	)(c)	175,000
Total operating expenses	1,747,069	2,129,475	1,168,574	1,388,591	2,413,657	1,194,177	941,366	1,872,333	(3,524,242)		9,331,000
Less: Investor relations fee waiver	(9,795)	—	(13,253)	(15,133)	—	(10,709)	(28,597)	(19,880)	97,367	(a)	—
Less: Investment advisory/management fee waiver	—	(58,206)	—	(162,046)	(31,181)	—	(36,823)	(128,142)	416,398	(a)	—
Net expenses	1,737,274	2,071,269	1,155,321	1,211,412	2,382,476	1,183,468	875,946	1,724,311	(3,010,477)		9,331,000

Net Investment Income	1,103,733	842,187	208,351	195,669	3,046,501	1,749,735	68,995	324,155	(3,010,477)		10,549,803

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	908,913	(2,864,030)	(3,679,175)	2,263,662	(2,051,868)	(1,258,013)	585,591	2,826,006	—		(3,268,914)
Foreign currency transactions	5,335	(64,160)	9,709	1,457	(10,223)	(2,595)	(3,556)	(40,064)	—		(104,097)
	914,248	(2,928,190)	(3,669,466)	2,265,119	(2,062,091)	(1,260,608)	582,035	2,785,942	—		(3,373,011)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $0, $480,734, $0, $0, $18,704, $0, $40,081, $0, $0, $0 and $539,519, respectively, in deferred capital gains tax, and $0, $0, $0, $0, $0, $0, $0, $0, $67,491, $0 and $67,491, repectively, in Chilean taxes on unrealized gains)	21,820,663	15,234,274	13,052,982	12,075,229	24,690,012	12,753,290	6,232,442	6,470,975	—		112,329,867
Foreign currency translation	(3,952)	33,913	(3,704)	(234)	(36,876)	(868)	(1,505)	(31,226)	—		(44,452)
	21,816,711	15,268,187	13,049,278	12,074,995	24,653,136	12,752,422	6,230,937	6,439,749	—		112,285,415

Net realized and unrealized gain from investments and foreign currency translations	22,730,959	12,339,997	9,379,812	14,340,114	22,591,045	11,491,814	6,812,972	9,225,691	—		108,912,404

Net Increase in Net Assets Resulting from Operations	$23,834,692	$13,182,184	$9,588,163	$14,535,783	$25,637,546	$13,241,549	$6,881,967	$9,549,846	4,311,769		$120,763,499

(a) Based on contract in effect for the Acquiring Fund.

(b) To restate custodian fees using the fees for the Pro Forma Fund at the combined average daily net assets.

(c) Decrease due to the elimination of duplicative expenses achieved by merging the funds.

(d) Chilean repatriation taxes to be paid in full following the Reorganizations. No further repatriation taxes will be incurred.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Notes to Pro Forma Combined Condensed Financial Statements

As of June 30, 2017 (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Directors of each of Aberdeen Greater China Fund, Inc. (“GCH”), Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”) and The Asia Tigers Fund, Inc. (“GRR” and together with GCH, ABE, IF, ISL, LAQ, and SGF the “Target Funds” and each a “Target Fund”) and Aberdeen Chile Fund, Inc. (“CH” or the “Acquiring Fund” and together with the Target Funds the “Funds” and each a “Fund”) approved the reorganization of the applicable Target Fund into the Acquiring Fund, subject to the receipt of necessary shareholder approvals (each a “Reorganization” and together, the “Reorganizations”). In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume all stated liabilities of the Target Fund in exchange solely for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”) in the form of book entry interests. The Acquiring Fund will list the Acquiring Fund Shares on the NYSE American. Such newly issued Acquiring Fund Shares will be distributed by the Target Fund to the Target Fund shareholders (although cash may be distributed in lieu of fractional common shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company.  The term “Combined Fund” refers to the surviving fund after the Reorganizations.

No Reorganization is contingent upon the approval of any other Reorganization. If any Reorganization is not consummated, then the Target Fund for which such Reorganization was not consummated would continue to exist and operate on a stand-alone basis and the Board of Directors of such Target Fund will consider what action, if any, to take. It is currently anticipated that, if approved by shareholders, all Reorganizations will take place on the same day.

As a result of a Reorganization, each Target Fund shareholder will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Reorganization equal to the aggregate NAV (not the market value) of that Target Fund shareholder’s Target Fund common shares immediately prior to such Reorganization. The NAV of each Target Fund and the Acquiring Fund will reflect the applicable costs of such Reorganization.  The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of the Target Fund that the shareholder held prior to the Reorganizations.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, each Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization).

The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Funds at June 30, 2017. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the twelve months ended June 30, 2017. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at June 30, 2017 in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The fiscal year end for CH, GCH, IF, ISL and LAQ is December 31; the fiscal year end for ABE, SGF and GRR is October 31.

The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information. Such pro forma financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on June 30, 2017. Following the Reorganizations, LAQ will be the accounting survivor.

Regardless of whether the Reorganizations are completed, the costs associated with each proposed Reorganization, including the costs associated with the shareholder meetings, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately based on relative net assets or on another reasonable basis, except that the investment adviser will bear Reorganization costs of any Fund to the extent that such costs exceed such Fund’s contractual expense limitation, if any. The estimated expenses of the Reorganizations attributable to each Fund are as follows:

Estimated Reorganization Expenses
GCH	ABE	IF	ISL	LAQ	SGF	GRR	CH
$320,000	$340,000	$240,000	$260,000	$415,000	$280,000	$475,000	$270,000

As of January 26, 2018, the only Target Fund for which the Fund’s investment adviser expects to bear such expenses is GRR because its current expenses exceed its contractual expense limitation.

NOTE 2 — Fund Valuation:

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in each Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are a Fund’s provided by an independent pricing service provider approved by each Fund’s Board of Directors of each Fund. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Funds value such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established each Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 — quoted prices in active markets for identical investments;

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types. The following is a summary of the inputs used to value each of the Funds’ investments as of June 30, 2017:

GCH

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
China	$1,281,475	$34,838,669	$—	$36,120,144
Hong Kong	5,845,073	49,627,511	—	55,472,584
Taiwan	—	11,660,719	—	11,660,719
United States	—	2,571,851	—	2,571,851
Short-Term Investment	960,373	—	—	960,373
Total Investments	$8,086,921	$98,698,750	$—	$106,785,671

ABE

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Automobiles	$—	$1,227,765	$—	$1,227,765
Banks	1,438,295	5,287,442	—	6,725,737
Beverages	4,605,980	3,664,826	—	8,270,806
Biotechnology	—	1,860,857	—	1,860,857
Chemicals	1,332,028	4,529,956	—	5,861,984
Construction Materials	—	9,682,190	—	9,682,190
Electronic Equipment Instruments & Components	—	2,483,655	—	2,483,655
Food & Staples Retailing	3,416,256	2,724,272	—	6,140,528
Health Care Providers & Services	1,693,556	958,789	—	2,652,345
Hotels, Restaurants & Leisure	1,481,752	3,697,341	—	5,179,093
Information Technology Services	3,984,664	1,889,331	—	5,873,995
Insurance	1,397,210	1,829,765	—	3,226,975
Marine	—	3,953,746	—	3,953,746
Media	—	1,607,362	—	1,607,362
Multiline Retail	4,994,604	1,203,538	—	6,198,142
Personal Products	—	5,378,936	—	5,378,936
Pharmaceuticals	—	6,803,509	—	6,803,509
Real Estate Management & Development	9,206,195	4,139,825	—	13,346,020
Road & Rail	1,530,104	3,191,451	—	4,721,555
Semiconductors & Semiconductor Equipment	—	3,023,996	—	3,023,996
Wireless Telecommunication Services	—	65,634	—	65,634
Other	37,131,271	—	—	37,131,271
Rights	30,535	—	—	30,535
Short-Term Investment	4,773,042	—	—	4,773,042
Total	$77,015,492	$69,204,186	$—	$146,219,678
Private Equity (a)				1,563,438
Total Investments				$147,783,116

IF

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Capital Markets	$337,020	$—	$—	$337,020
Energy Equipment & Services	1,053,351	—	—	1,053,351
Food & Staples Retailing	1,345,639	—	—	1,345,639
Food Products	8,015,661	2,043,689	—	10,059,350
Health Care Providers & Services	1,068,467	—	—	1,068,467
Household Products	3,920,843	—	—	3,920,843
Personal Products	2,835,731	—	—	2,835,731
Pharmaceuticals	1,739,824	1,947,746	—	3,687,570
Specialty Retail	2,060,906	—	—	2,060,906
Textiles, Apparel & Luxury Goods	2,449,709	—	—	2,449,709
Tobacco	2,451,953	—	—	2,451,953
Trading Companies & Distributors	3,015,380	—	—	3,015,380
Other	—	42,021,230	—	42,021,230
Short-Term Investment	257,147	—	—	257,147
Total Investments	$30,551,631	$46,012,665	$—	$76,564,296

ISL

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Communications Equipment	$6,574,440	$—	$—	$6,574,440
Food & Staples Retailing	4,250,962	—	—	4,250,962
Information Technology Services	4,060,980	—	—	4,060,980
Internet Software & Services	526,328	—	—	526,328
Software	10,324,749	5,658,931	—	15,983,680
Textiles, Apparel & Luxury Goods	2,507,346	—	—	2,507,346
Other	—	50,550,107	—	50,550,107
Short-Term Investment	2,022,462	—	—	2,022,462
Total	$30,267,267	$56,209,038	$—	$86,476,305
Private Equity(a)				591,155
Total Investments				$87,067,460

LAQ

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Other	$192,453,913	$—	$—	$192,453,913
Short-Term Investment	1,394,201	—	—	1,394,201
Total	$193,848,114	$—	$—	$193,848,114
Private Equity(a)				38,123
Total Investments				$193,886,237

SGF

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Beverages	$832,635	$—	$—	$832,635
Equity Real Estate Investment Trusts (REIT)	2,768,197	899,665	—	3,667,862
Food Products	1,208,934	—	—	1,208,934
Health Care Providers & Services	3,367,894	858,915	—	4,226,809
Hotels, Restaurants & Leisure	498,098	—	—	498,098
REIT	1,482,462	—	—	1,482,462
Specialty Retail	57,647	—	—	57,647
Other	—	80,165,904	—	80,165,904
Short-Term Investment	811,244	—	—	811,244
Total	$11,027,111	$81,924,484	$—	$92,951,595

GRR

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$784,077	$8,669,087	$—	$9,453,164
Food & Staples Retailing	431,036	446,647	—	877,683
Hotels, Restaurants & Leisure	709,740	—	—	709,740
Household Products	556,564	272,260	—	828,824
Personal Products	323,344	179,318	—	502,662
REIT	28,966	—	—	28,966
Tobacco	141,609	1,322,733	—	1,464,342
Other	—	30,300,692	—	30,300,692
Short-Term Investment	884,918	—	—	884,918
Total	$3,860,254	$41,190,737	$—	$45,050,991

CH

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Other	$73,984,386	$—	$—	$73,984,386
Short-Term Investment	335,522	—	—	335,522
Total Investments	$74,319,908	$—	$—	$74,319,908

Amounts listed as “-” are $0 or round to $0.

(a) Private Equity Investments are measured at the net asset valuations, as a practical expedient for fair value, and are not required to be classified in the fair value hierarchy as per Accounting Standards Update 2015-07. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Pro Forma Portfolio of Investments.

There will be no significant changes to each Fund’s accounting policies, including the valuation policy for each Fund, as a result of the Reorganizations.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of number of shares of CH that would have been issued at June 30, 2017 in connection with the proposed Reorganizations. The number of shares of each class assumed to be issued (the shares shown under “Total Outstanding Shares Pre-Reorganization” for each Fund in the table below) is equal to the net asset value of the shares of GCH, ABE, IF, ISL, LAQ, SGF, and GRR, as of June 30, 2017, divided by the net asset value per share of the shares of CH as of June 30, 2017. Based on this calculation, the pro forma number of shares outstanding for the Combined Fund consists of the following at June 30, 2017:

Fund	Total Outstanding Shares Pre-Reorganization	Total Outstanding Shares Post-Reorganization
CH	9,357,690	103,432,892
GCH	13,793,585	—
ABE	18,184,317	—
IF	9,630,862	—
ISL	10,865,872	—
LAQ	24,276,509	—
SGF	11,672,949	—
GRR	5,651,108	—

NOTE 4 — Pro Forma Operating Expenses:

The pro forma statement of operations for the twelve-month period ending June 30, 2017, as adjusted, giving effect to the Reorganizations, reflect changes in expenses of CH as if the Reorganizations were consummated on July 1, 2016. Although the pro forma statement of operations includes an adjustment reflecting an estimate of the anticipated elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

The pro forma statement of operations also includes an adjustment to reflect the contractual management fee rate of the Combined Fund of 0.90% of the first $250 million of the Combined Fund’s average weekly net assets; 0.80% on the next $250 million; and 0.75% on amounts above $500 million. In addition, the investment adviser has contractually agreed to cap the Combined Fund’s expenses at 1.20% (excluding leverage costs, taxes and non-routine/extraordinary expenses) for a period two years from the completion of the consolidation.

NOTE 5 — Federal Income Taxes:

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•                  No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization).

•                  No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund common shares solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•                  The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•                  The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor, provided that such Target Fund common shares were held by the shareholder as a capital asset.

•                  A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•                  The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization (increased by the amount of gain or decreased by the amount of loss, if any, recognized by a Target Fund upon transfer), and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of a Target Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund).

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

Certain of the Target Funds will be required to sell assets in connection with the Reorganizations because certain securities may not be transferred in-kind to the Acquiring Fund due to restrictions in the local market where such securities are held. Otherwise, the Target Funds will not sell any assets in connection with the Reorganizations other than in the ordinary course of business. To the extent that assets of a Target Fund are sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

The estimated percentage of each Target Fund’s portfolio to be sold in advance of the Reorganizations and the estimated transaction costs related to such sales, as of September 30, 2017, are shown in the table below. These estimates are subject to change depending on market circumstances at the time such sales are made. In addition, each Fund’s investment adviser and administrator is exploring whether certain of the securities currently expected to be sold in advance of the Reorganizations because they are not transferable can in fact be transferred to the Acquiring Fund. If they can be, then transaction costs incurred by the relevant Target Fund are expected to be less, perhaps materially. LAQ and, to a much lesser extent, ABE would be affected by the outcome of this analysis.

Fund	Estimated Percentage of Portfolio to be Sold in Advance of Reorganization	Estimated Transaction Costs	Estimated Transaction Costs per Share
ABE	47%	$316,000	$0.033
IF	0%	n/a	n/a
ISL	0%	n/a	n/a
LAQ	56%	$336,800	$0.045
SGF	1%	$1,500	$0.000
GCH	24%	$86,500	$0.010
GRR	33%	$34,900	$0.010

The estimated capital gains distribution resulting from such sales on an aggregate and per share basis, as of September 30, 2017, are shown in the table below. These estimates are subject to change depending on market circumstances at the time such sales are made. Each of ABE and SGF have capital loss carryforwards that would offset the estimated net capital gains generated. In addition, as noted above, if certain of the securities currently expected to be sold in advance of the Reorganizations can be transferred to the Acquiring Fund, then the estimated capital gains distribution of the impacted Fund, particularly LAQ, is expected to be less, perhaps materially and may, in fact, be negligible.

Fund	Estimated Capital Gains Distribution	Estimated Capital Gains Distribution per share
ABE	$0	$0.00
IF	n/a	n/a
ISL	n/a	n/a
LAQ	$15,402,079	$2.07
SGF	$0	$0.00
GCH	$6,319,267	$0.72
GRR	$5,188,891	$1.50

Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Although it is expected that the portfolio realignment would occur principally following the Reorganizations, the Acquiring Fund may begin to realign its portfolio after Target Fund shareholder approval of the Reorganizations but prior to the consolidation in a manner consistent with its current investment objective and strategies.  Based on each Fund’s holdings as of September 30, 2017, the Combined Fund expects to sell approximately 88% of its portfolio following the closing of the Reorganizations, assuming that all Reorganizations are approved and consummated, which would generate an estimated distribution of $64,490,729 or $1.25 per share; these figures assume a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer and reflect the use of tax equalization accounting treatment for the proposed tender offer, which helps to reduce the impact of any capital gains realized through the sale of portfolio securities.  The distribution amount noted in the preceding sentence is an estimate based on market conditions as of September 30, 2017 and there can be no guarantee that the distributions actually paid will not be materially higher or lower than the estimate. The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales. In addition, as noted above, each Fund’s investment adviser and administrator is exploring whether certain of the securities currently expected to be sold by each Target Fund in advance of the Reorganizations can be transferred to the Acquiring Fund. If they can be, then the estimated transaction costs incurred by the Combined Fund and the Combined Fund’s capital gains distribution following the Reorganizations are expected to be higher, perhaps materially. The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and the Combined Fund’s basis in such securities, offset by capital loss carry forwards, if any. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

In addition, cash would be raised in connection with the proposed tender offer, which may also generate transaction costs and capital gains. The total anticipated portfolio transaction costs of sales of portfolio securities to effect a 50% reduction of assets resulting from capital gains distributions and the proposed tender offer, if the tender had occurred on September 30, 2017, is estimated to be $972,650 or $0.01 per share. The tax impact of the tender offer will depend on the difference between the price at which portfolio securities are sold and the Combined Fund’s basis in such securities, offset by capital loss carry forwards, if any.  As noted in the preceding paragraph, the Combined Fund anticipates selling a significant portion of its portfolio in advance of the tender offer and purchasing securities in line with its new investment strategy. The price at which portfolio securities are bought by the Combined Fund in line with its new investment strategy, and the price at which they would be sold in advance of the tender offer, cannot be predicted; as a result, the amount of capital gains (or losses) to be realized from the sale of such securities to raise cash for the tender offer cannot be estimated.  The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the purchases and sales.  Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders.

The gains from the portfolio realignment post-Reorganizations and those related to the sale of portfolio securities to fund the tender offer would be in addition to any gains generated by the Acquiring Fund in the ordinary course of business prior to the Reorganizations. Any net capital gains realized will be distributed during 2018, and such distribution will be taxable to tax-paying shareholders. Currently, the Combined Fund anticipates making a special capital gains distribution following the consolidation. Barring exceptional or unforeseen circumstances, the Combined Fund anticipates announcing  the amount of the tender offer and an estimate of the special capital gains distribution within 10 business days after the closing of the consolidation, both of which are expected to be completed and paid within approximately 60 days following the consolidation. These gains may still be offset by any capital losses realized during the Combined Fund’s fiscal year ending December 31, 2018. Any net capital gains realized from the portfolio realignment, the sale of portfolio securities to fund the tender offer and routine trading that have not previously been distributed would be distributed to shareholders at year end.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

The Acquiring Fund will succeed to the capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. Depending on which of the Reorganizations are consummated, the Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the Internal Revenue Service). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, if it undergoes an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Information with respect to the Funds’ capital loss carryforwards as of June 30, 2017 is set forth below:

Capital Loss
Amount
Expiration	ABE	SGF	GRR
Unlimited short-term	$(2,380,552)	—	—
Unlimited long-term	$(10,774,470)	$(1,383,537)	—
Total	$(13,155,022)	$(1,383,537)	—

Capital Loss Amount
Expiration	CH	GCH	ISL	IF	LAQ
Unlimited long-term	—	$(2,042,489)	—	$(436,988)	$(22,930,401)
Total	—	$(2,042,489)	—	$(436,988)	$(22,930,401)

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and shareholders of the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

NOTE 6 — Pro Forma Calculation:

The accompanying pro forma financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual Combined Fund financial statements.

NOTE 7 — Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of the pro forma financial statements. Based on this evaluation, no disclosures and/or adjustments were required to the pro forma financial statements as of June 30, 2017.

APPENDIX B — PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Asset Management Asia Limited (“AAMAL”) (collectively referred to as “Aberdeen”)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client

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presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” includes the Fund managed by the portfolio manager. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Information in the table is presented as of the October 31, 2017 fiscal year end for GRR. For the Acquiring Fund, information in the table is presented as of the December 31, 2017 fiscal year end.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category
Acquiring Fund
Devan Kaloo

Registered Investment Companies: 12 accounts, $11,863.72 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $3,176.60 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 6 accounts, $1,735.48 total assets of which the advisory fee is based on performance)

Joanne Irvine

Registered Investment Companies: 12 accounts, $11,863.72 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $3,176.60 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $16,521.42 total assets (6 accounts, $1,735.48 total assets of which the advisory fee is based on performance)

Flavia Cheong

Registered Investment Companies: 12 accounts, $11,863.72 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $3,176.60 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $16,521.42 total assets (6 accounts, $1,735.48 total assets of which the advisory fee is based on performance)

Hugh Young

Registered Investment Companies: 12 accounts, $11,863.72 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $3,176.60 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)

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Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category
Other Accounts: 57 accounts, $16,521.42 total assets (6 accounts, $1,735.48 total assets of which the advisory fee is based on performance)
Mark Gordon-James

Registered Investment Companies: 12 accounts, $11,863.72 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $3,176.60 total assets (0 accounts, $0 total assets of which the advisory fee is based on performance)
Other Accounts: 57 accounts, $16,521.42 total assets (6 accounts, $1,735.48 total assets of which the advisory fee is based on performance)

GRR
Hugh Young

Registered Investment Companies: 23 accounts, $10,293.41 total assets
Other Pooled Investment Vehicles: 82 accounts, $32,301.95 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,428.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Adrian Lim

Registered Investment Companies: 23 accounts, $10,293.41 total assets
Other Pooled Investment Vehicles: 82 accounts, $32,301.95 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,428.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Flavia Cheong

Registered Investment Companies: 23 accounts, $10,293.41 total assets
Other Pooled Investment Vehicles: 82 accounts, $32,301.95 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,428.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Christopher Wong

Registered Investment Companies: 23 accounts, $10,293.41 total assets
Other Pooled Investment Vehicles: 82 accounts, $32,301.95 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,428.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Pruksa Iamthongthong

Registered Investment Companies: 23 accounts, $10,293.41 total assets
Other Pooled Investment Vehicles: 82 accounts, $32,301.95 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,428.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

With respect to management of the Acquiring Fund and GRR, the Aberdeen portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the investment adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the investment adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create

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additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the investment adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the investment adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the investment adviser that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.

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APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers

Summary of Proxy Voting Guidelines

as of June 1, 2017

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the Aberdeen Advisers investment managers and are based on their knowledge of the company and discussions with management — Aberdeen Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Aberdeen Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

As an independent asset manager, Aberdeen is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

For cases involving potential conflicts of interest, Aberdeen Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of Aberdeen Advisers’ conflicts of interest policy is simple — to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

The first step is to identify any significant potential conflicts of interest in advance by highlighting those stocks where a potential conflict may arise. These stocks are recorded in a conflicts of interest database.

The provisional voting decision made by a fund manager or other individual will be compared against any third party proxy voting research or recommendations. For those cases where there is a contentious issue, including among others those cases where there is a difference between the provisional voting decision and the third party voting recommendation, the rationale will need to be more detailed than in a standard case. The process for handling these cases will be overseen by the designated corporate governance specialist, but in active portfolios the final decision on contentious proxy voting matters rests with the respective regional head of equities.

This policy has been developed by the Aberdeen corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group.

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PART C: OTHER INFORMATION

Item 15. Indemnification

Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney’s fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party.  In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant’s bylaws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met.  Indemnification of directors and officers will not be provided when a director or officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person.  Employees and agents who are not directors or officers of the Registrant may be indemnified.

The Registrant’s by-laws provide:

Article 5.2.  Indemnity.

(a)  The Company shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Company Law.  The Company shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law.  The Company shall indemnify its directors and officers who while serving as directors or officers, also serve at the request of the Company as a director, officer, partner, trustee, employee, agent or fiduciary of another Company, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law.  The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.  This Article shall not protect any such person against any liability to the Company or any Stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

(b)  Any current or former director or officer of the Company seeking indemnification within the scope of this Article shall be entitled to advances from the Company for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Company Law.  The person seeking indemnification shall provide to the Company a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following conditions shall be met:  (i) the person seeking indemnification shall provide security in form and amount acceptable to the Company for his undertaking; (ii) the Company is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of directors of the Company who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

(c)  At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Company Law, whether the standards required by this Article have been met.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of disinterested non-party Directors or (b) an independent legal counsel in a written opinion.

(d)  Employees and agents who are not officers or Directors of the Company may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

(e)  The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise.  The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of Stockholders or disinterested directors or otherwise.

(f)  References in this Article are to the Maryland General Company Law and to the Investment Company Act of 1940 as from time to time amended.  No amendment of these Bylaws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

Article 5.3.  Insurance.  The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company or who, while a director, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position; provided that no insurance may be purchased by the Company on behalf of any person against any liability to the Company or to its Stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 16. Exhibits

1.                                      (a)   Articles of Incorporation of the Fund dated January 27, 1989 incorporated by reference to Exhibit EX99.(A)(1) to the Registration Statement for the Fund on Form N-2/A (SEC Accession No. 0001104659-11-020396) filed on April 15, 2011 (“Pre-Effective Amendment No. 2”).

(b)         Articles Supplementary dated as of August 14, 2008 incorporated by reference to Exhibit 77Q1a to the Annual Report for the Fund on Form NSAR-B file no. 811-05770 filed on March 2, 2009.

(c)          Articles Supplementary dated as of May 4, 2009 incorporated by reference to Exhibit EX99.(A)(3) to Pre-Effective Amendment No. 2.

(d)         Articles of Amendment dated as of March 24, 2010 incorporated by reference to Exhibit EX99.(A)(4) to Pre-Effective Amendment No. 2.

2.                                      (a)         Amended and Restated By-Laws of the Fund dated as of April 26, 2006 incorporated by reference to Exhibit 77Q1a to the Semiannual Report for the Fund on Form NSAR-A file no. 811-05770 filed on August 29, 2006.

(b)         Amendment to the Amended and Restated By-Laws of the Fund dated as of August 31, 2006 incorporated by reference to Exhibit EX99.(B)(4) to Pre-Effective Amendment No. 2.

(c)          Amendment to the Amended and Restated By-Laws of the Fund dated as of May 17, 2007 incorporated by reference to Exhibit 77Q1a to the Annual Report for the Fund on Form NSAR-B file no. 811-05770 filed on August 28, 2007.

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(d)         Amendment to the Amended and Restated By-Laws of the Fund dated as of December 7, 2010 incorporated by reference to Exhibit EX99.(B)(4) to Pre-Effective Amendment No. 2.

(e)          Amendment to the Amended and Restated By-Laws of the Fund dated as of March 8, 2011 incorporated by reference to Exhibit EX99.(B)(5) to Pre-Effective Amendment No. 2.

(f)           Amendment to the Amended and Restated By-Laws of the Fund dated as of September 30, 2015 incorporated by reference to Exhibit 77Q1 to the Annual Report for the Fund on Form NSAR-B/A file no. 811-05770 filed on March 2, 2017.

(g)          Amendment to the Amended and Restated By-Laws of the Fund dated as of January 15, 2017 incorporated by reference to Exhibit 77Q1 to the Annual Report for the Fund on Form NSAR-B/A file no. 811-05770 filed on March 2, 2017.

3.                                      Not Applicable.

4.                                      Form of Agreement and Plan of Reorganization attached as Appendix A to the Joint Proxy Statement/Prospectus is incorporated herein by reference.

5.                                      Article 6 of the Fund’s By-Laws (Bylaw-Six: Stock); see Exhibit 99.b3 Amendment to the Amended and Restated By-Laws of the Fund dated as of May 17, 2007.

6.                                      (a)   Investment Advisory Agreement between the Registrant and Aberdeen Asset Managers Limited dated as of March 1, 2012 incorporated by reference to Exhibit EX99.(g)(1) to the Registration Statement for the Fund on Form N-2 (SEC Accession No. 0001104659-12-029851) filed on April 27, 2012.

(b)   Form of Amendment to the Investment Advisory Agreement between the Registrant and Aberdeen Asset Managers Limited is incorporated by reference to Exhibit EX-99.6(b) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

7.                                      Not applicable.

8.                                      Not Applicable.

9.                                      (a)   Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (the “Amended and Restated Master Custodian Agreement”) dated June 1, 2010 is incorporated by reference to Exhibit EX-99.9(a) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(b)         Amendment dated January 29, 2014 to the Amended and Restated Master Custodian Agreement is incorporated by reference to Exhibit EX-99.9(b) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(c)          Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement is incorporated by reference to Exhibit EX-99.9(c) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(d)         Amendment dated June 1, 2015 to the Amended and Restated Master Custodian Agreement is incorporated by reference to Exhibit EX-99.9(d) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

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10.                               Not Applicable.

11.                               (a) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable is filed herewith.

(b) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable to be filed by post-effective amendment pursuant to an undertaking.

12.                               Form of Opinion of Willkie Farr & Gallagher LLP with respect to tax matters to be filed by post-effective amendment pursuant to an undertaking.

13.                               (a) Fund Administration Agreement between the Registrant and Aberdeen Asset Management Inc. (“AAMI”) dated April 1, 2014 is incorporated by reference to Exhibit EX-99.13(a) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(b) Sub-Administration Agreement between AAMI and State Street Bank and Trust Company dated February 26, 2010 is incorporated by reference to Exhibit EX-99.13(b) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(c) Additional Funds Letter and Updated Schedule A to the Sub-Administration Agreement between AAMI and State Street Bank and Trust Company dated January 29, 2014 is incorporated by reference to Exhibit EX-99.13(c) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(d) Amendment to the Sub-Administration Agreement between AAMI and State Street Bank and Trust Company dated June 1, 2015 is incorporated by reference to Exhibit EX-99.13(d) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(e) Chilean Administration Agreement between the Fund, Bea Associates, and Bea Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. dated as of November 4, 1997 incorporated by reference to Exhibit EX99.(K)(5) to Pre-Effective Amendment No. 2.

(f) Chilean Sub-Administration Agreement between the Fund, Bea Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A., and Celfin Servicios Financieros Limitada dated as of November 4, 1997 incorporated by reference to Exhibit EX99.(K)(6) to Pre-Effective Amendment No. 2.

(g) Foreign Investment Contract with the Central Bank of Chile, dated August 10, 1989 and an English translation thereof incorporated by reference to Exhibit EX99.(K)(7) to Pre-Effective Amendment No. 2.

(h) Foreign Investment Contract with the Central Bank of Chile, dated August 25, 1993 and an English translation thereof incorporated by reference to Exhibit EX99.(K)(8) to Pre-Effective Amendment No. 2.

(i) Foreign Investment Contract with the Central Bank of Chile dated January 13, 2012 incorporated by reference to Exhibit EX99.(K)(9) to Post-Effective Amendment No. 3 to the Registration Statement for the Fund on Form N-2 (SEC Accession No. 0001104659-12-032002) filed on May 2, 2012.

(j) 1989 Exchange Contract with the Central Bank of Chile and an English Translation thereof incorporated by reference to Exhibit EX99.(K)(10) to Pre-Effective Amendment No. 2.

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(k)   Registrar, Transfer Agency and Service Agreement between the Fund, EquiServe Trust Company, N.A., and EquiServe, Inc. dated as of March 1, 2003 incorporated by reference to Exhibit EX99.(K)(1) to Pre-Effective Amendment No. 2.

(l)       Amendment to the Fee and Service Schedule for Stock Transfer Services between the Fund, EquiServe Trust Company, N.A., and EquiServe, Inc. dated March 1, 2003 incorporated by reference to Exhibit EX99.(K)(2) to Pre-Effective Amendment No. 2.

(m)Second Amendment to the Registrar Transfer Agency and Service Agreement between the Fund, Computershare Inc. (formerly, EquiServe, Inc.), and Computershare Trust Company, N.A. (formerly EquiServe Trust Company, N.A.) dated September 24, 2010 incorporated by reference to Exhibit EX99.(K)(3) to Pre-Effective Amendment No. 2.

(n) Third Amendment to the Registrar Transfer Agency and Service Agreement between the Fund, Computershare Inc. (formerly, EquiServe, Inc.), and Computershare Trust Company, N.A. (formerly EquiServe Trust Company, N.A.) dated December 4, 2012 is incorporated by reference to Exhibit EX-99.13(n) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(o) Amendment to the Fee and Service Schedule for Stock Transfer Services between the Fund, EquiServe Trust Company, N.A., and EquiServe, Inc. dated January 1, 2016 is incorporated by reference to Exhibit EX-99.13(o) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(p) Form of Expense Limitation Agreement between Aberdeen Emerging Markets Equity Income Fund, Inc. and AAMI is incorporated by reference to Exhibit EX-99.13(p) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(q) Indemnification Agreement between the Fund and the Fund’s Director (Rappaport) dated as of May 18, 2006 incorporated by reference to Exhibit EX99.(K)(11)(ii) to Pre-Effective Amendment No. 2.

(r) Indemnification Agreement between the Fund and the Fund’s Director (Fox) dated as of May 18, 2006 incorporated by reference to Exhibit EX99.(K)(11)(iii) to Pre-Effective Amendment No. 2.

(s) Indemnification Agreement between the Fund and the Fund’s Director (Cattano) dated as of February 9, 1999 incorporated by reference to Exhibit EX99.(K)(11)(iv) to Pre-Effective Amendment No. 2.

(t) Indemnification Agreement between the Fund and the Fund’s Directors (Arzac) dated as of February 9, 1999 incorporated by reference to Exhibit EX99.(K)(11)(v) to Pre-Effective Amendment No. 2.

14.                               (a) Consent of KPMG LLP, independent registered public accounting firm for the Fund, is filed herewith.

(b) Consent of PricewaterhouseCoopers LLP (“PwC”), prior independent registered public accounting firm for the Fund, is filed herewith.

15.                               Not Applicable.

16.                               (a) Power of Attorney with respect to the Registrant for Enrique Arzac, Lawrence Fox, James Cattano and Steven Rappaport is incorporated by reference to Exhibit EX-99.16(a) to the

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Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(b) Power of Attorney with respect to the Registrant for Christian Pittard and Andrea Melia is incorporated by reference to Exhibit EX-99.16(b) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

(c) Officer’s Certificate is incorporated by reference to Exhibit EX-99.16(c) to the Registration Statement for the Fund on Form N-14 8C (SEC Accession No. 0001104659-17-068764) filed on November 15, 2017.

17.                               Form of Proxy Card is filed herewith.

Item 17. Undertakings

1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned Registrant agrees to file by post-effective amendment the opinion of counsel regarding tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 12th day of February, 2018.

Aberdeen Chile Fund, Inc.
Registrant

By:	/s/ Christian Pittard(1)
Christian Pittard
President and Chief Executive Officer of Aberdeen Chile Fund, Inc.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Christian Pittard(1)	President and Chief Executive Officer	February 12, 2018
Christian Pittard

/s/ Andrea Melia(1)	Treasurer, Chief Financial Officer and Principal	February 12, 2018
Andrea Melia	Accounting Officer

/s/ James J. Cattano*	Director	February 12, 2018
James J. Cattano

/s/ Lawrence J. Fox*	Director	February 12, 2018
Lawrence J. Fox

/s/ Steven N. Rappaport*	Chairman of the Board	February 12, 2018
Steven N. Rappaport

By:	/s/ Lucia Sitar	February 12, 2018
Lucia Sitar
Attorney In Fact

(1) Pursuant to a power of attorney incorporated herein by reference.

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Exhibit Index

EX-99.11.a	Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable

EX-99.14.a	Consent of KPMG LLP, independent registered public accounting firm for the Fund

EX-99.14.b	Consent of PwC, prior independent registered public accounting firm for the Fund

EX-99.17	Form of Proxy Card

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